UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust
 (Exact Name of registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)

Alan R. Dynner
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Services)

(617) 482-8260
(registrant’s Telephone Number)

December 31
 Date of Fiscal Year End

December 31, 2006
Date of Reporting Period

Item 1. Reports to Stockholders

Annual Report December 31, 2006

EATON VANCE
COMBINED
MONEY
MARKET
FUNDS

Cash Management Fund

Money Market Fund

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Money Market Funds as of December 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Elizabeth S. Kenyon, CFA
Portfolio Manager

Investment Environment

•                  During 2006, the U.S. economy grew at a solid pace, with low to moderate inflation. U.S. Gross Domestic Product (GDP), the primary indicator of growth, expanded at a robust 5.6% annualized rate in the first quarter of 2006, 2.6% in the second quarter, 2.0% in the third quarter and an estimated 3.5% in the fourth quarter. Unemployment moved lower to 4.5% in December 2006 from 4.9% a year earlier.

•                  At its June 2006 meeting, the Federal Reserve Board (the Fed) increased the Fed Funds target rate, a key short-term interest rate benchmark, by 25 basis points (0.25%). This was the Fed’s 17th consecutive increase since June 2004, and it brought the Fed Funds target rate to 5.25%. Since June 2006, the Fed has held short rates steady, awaiting further economic inputs to determine the future direction of interest rate moves.

•                  In past cycles, as the Fed has moved short-term interest rates higher, market forces have pushed intermediate and long-term bond yields higher as well. During the past year, however, yields on longer-term bonds did not rise as much as those on short-term bonds, creating an “inverted” yield curve, in which longer-term bond yields were lower than short-term bond yields at December 31, 2006 (the yield curve is a graphical depiction of bond yields across all maturities). This situation was beneficial for investors in shorter-maturity bonds.

The Cash Management Portfolio

•                  At December 31, 2006, Cash Management Portfolio — in which the Funds invest their assets — had 97.3% of its net assets invested in high-quality commercial paper, a highly liquid type of security in which money market funds commonly invest.(1) The Portfolio also invests in high-quality U.S. Government agency securities and other short-term investments such as bank time deposits.

•                  During the year ended December 31, 2006, shareholders of Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund received $0.043 and $0.033 per share, respectively, in income dividends. Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund had total returns of 4.40% and 3.32%, respectively, during the same period.(2)

•                  During the year, management maintained a relatively short weighted average maturity in the Portfolio to provide flexibility for interest rate increases, enabling it to reinvest more quickly and helping to increase each Fund’s income stream.

(1)       An investment in one of the money market funds is neither insured nor guaranteed by the U.S. Government. Although the Funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a Fund.

(2)       Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge.

Asset Allocation*

By net assets

*      Asset Allocation information may not be representative of the current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

Eaton Vance Money Market Funds as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Cash Management Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual	$1,000.00	$1,023.60	$3.72
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,021.50	$3.72

* Expenses are equal to the Fund's annualized expense ratio of 0.73% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. The example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Money Market Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual	$1,000.00	$1,018.40	$8.90
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,016.40	$8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. The example reflects the expenses of both the Fund and the Portfolio.

2

Eaton Vance Money Market Funds as of December 31, 2006

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of December 31, 2006

	Cash Management Fund	Money Market Fund
Assets
Investments in Cash Management Portfolio, at value	$120,417,086	$42,439,987
Receivable for Fund shares sold	293,512	48,549
Total assets	$120,710,598	$42,488,536
Liabilities
Payable for Fund shares redeemed	$586,301	$275,944
Dividends payable	103,556	26,490
Payable to affiliate for Trustees' fees	439	42
Payable to affiliate for distribution and service fees	—	42,058
Accrued expenses	37,348	46,388
Total liabilities	$727,644	$390,922
Net Assets	$119,982,954	$42,097,614
Sources of Net Assets
Paid-in capital	$119,978,442	$42,097,712
Accumulated net realized loss (computed on the basis of identified cost)	(307)	(181)
Accumulated undistributed net investment income	4,819	83
Total	$119,982,954	$42,097,614
Shares of Beneficial Interest Outstanding
	119,983,098	42,097,698
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$1.00	$1.00

See notes to financial statements
3

Eaton Vance Money Market Funds as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended December 31, 2006

	Cash Management Fund	Money Market Fund
Investment Income
Interest allocated from Portfolio	$4,370,009	$2,342,947
Expenses allocated from Portfolio	(508,896)	(272,196)
Total investment income from Portfolio	$3,861,113	$2,070,751
Expenses
Trustees' fees and expenses	$1,698	$539
Distribution and service fees	—	404,131
Legal and accounting services	20,402	20,076
Printing and postage	9,448	9,854
Custodian fee	16,397	11,154
Transfer and dividend disbursing agent fees	55,829	66,893
Registration fees	30,736	37,632
Miscellaneous	1,846	3,135
Total expenses	$136,356	$553,414
Net investment income	$3,724,757	$1,517,337
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (identified cost basis)	$(197)	$(113)
Increase from payments by affiliate	35	18
Net loss realized on the disposal of investments which did not meet the Portfolio's investment guidelines	(35)	(18)
Net realized loss	$(197)	$(113)
Net increase in net assets from operations	$3,724,560	$1,517,224

See notes to financial statements
4

Eaton Vance Money Market Funds as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended December 31, 2006

Increase (Decrease) in Net Assets	Cash Management Fund	Money Market Fund
From operations —
Net investment income	$3,724,757	$1,517,337
Net realized loss from investment transactions, payments by affiliate and the disposal of investments which did not meet the Portfolio's investment guidelines	(197)	(113)
Net increase in net assets from operations	$3,724,560	$1,517,224
Distributions to shareholders —
From net investment income	$(3,724,704)	$(1,517,308)
Total distributions to shareholders	$(3,724,704)	$(1,517,308)
Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$164,749,685	$41,881,817
Net asset value of shares issued to shareholders in payment of distributions declared	2,345,894	1,198,865
Cost of shares redeemed	(142,081,892)	(49,322,436)
Net increase (decrease) in net assets from Fund share transactions	$25,013,687	$(6,241,754)
Net increase (decrease) in net assets	$25,013,543	$(6,241,838)
Net Assets
At beginning of year	$94,969,411	$48,339,452
At end of year	$119,982,954	$42,097,614

See notes to financial statements
5

Eaton Vance Money Market Funds as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended December 31, 2005

Increase (Decrease) in Net Assets	Cash Management Fund	Money Market Fund
From operations —
Net investment income	$2,239,721	$788,564
Net realized loss from investment transactions, payment by affiliate and the disposal of an investment which did not meet the Portfolio's investment guidelines	(86)	(54)
Net increase in net assets from operations	$2,239,635	$788,510
Distributions to shareholders —
From net investment income	$(2,239,635)	$(788,510)
Total distributions to shareholders	$(2,239,635)	$(788,510)
Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$138,809,354	$43,940,101
Net asset value of shares issued to shareholders in payment of distributions declared	1,366,207	637,780
Cost of shares redeemed	(143,371,207)	(64,123,257)
Net decrease in net assets from Fund share transactions	$(3,195,646)	$(19,545,376)
Net decrease in net assets	$(3,195,646)	$(19,545,376)
Net Assets
At beginning of year	$98,165,057	$67,884,828
At end of year	$94,969,411	$48,339,452

See notes to financial statements
6

Eaton Vance Money Market Funds as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Cash Management Fund
	Year Ended December 31,
	2006		2005		2004	2003	2002
Net asset value — Beginning of year	$1.000		$1.000		$1.000	$1.000	$1.000
Income (loss) from operations
Net investment income	$0.043		$0.024		$0.006	$0.005	$0.010
Less distributions
From net investment income	$(0.043)		$(0.024)		$(0.006)	$(0.005)	$(0.010)
Total distributions	$(0.043)		$(0.024)		$(0.006)	$(0.005)	$(0.010)
Net asset value — End of year	$1.000		$1.000		$1.000	$1.000	$1.000
Total Return(1)	4.40	%(2)	2.48	%(2)	0.60%	0.48%	1.02%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$119,983		$94,969		$98,165	$101,364	$111,741
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.75%		0.80%		0.79%	0.68%	0.79%
Expenses after custodian fee reduction(3)	0.75%		0.80%		0.79%	0.68%	0.79%
Net investment income	4.32%		2.46%		0.60%	0.47%	1.02%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(2)  During the years ended December 31, 2006 and December 31, 2005, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for net losses realized on the disposal of investments which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the years ended December 31, 2006 and December 31, 2005.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
7

Eaton Vance Money Market Funds as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Money Market Fund
	Year Ended December 31,
	2006		2005		2004		2003		2002
Net asset value — Beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations
Net investment income	$0.033		$0.014		$0.001		$—		$0.002
Less distributions
From net investment income	$(0.033)		$(0.014)		$(0.001)		$—		$(0.002)
Total distributions	$(0.033)		$(0.014)		$(0.001)		$—		$(0.002)
Net asset value — End of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total Return(1)	3.32	%(2)	1.45	%(2)	0.05%		0.00%		0.19%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$42,098		$48,339		$67,885		$100,241		$158,719
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.80%		1.82%		1.31	%(4)	1.17	%(4)	1.61	%(4)
Expenses after custodian fee reduction(3)	1.80%		1.82%		1.31	%(4)	1.17	%(4)	1.61	%(4)
Net investment income	3.30%		1.40%		0.04%		0.00%		0.20%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(2)  During the years ended December 31, 2006 and December 31, 2005, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for net losses realized on the disposal of investments which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the years ended December 31, 2006 and December 31, 2005.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The principal underwriter voluntarily waived a portion of its distribution fee and the administrator subsidized certain operating expenses (equal to 0.40%, 0.49% and less than 0.01% of average daily net assets for 2004, 2003 and 2002, respectively).

See notes to financial statements
8

Eaton Vance Money Market Funds as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Cash Management Fund (Cash Management Fund) and Eaton Vance Money Market Fund (Money Market Fund) (individually, the Fund, collectively the Funds) are each diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds invest all of their investable assets in interests in the Cash Management Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Funds. The value of each Fund's investment in the Portfolio reflects each Fund's proportionate interest in the net assets of the Portfolio (9.3% for Cash Management Fund and 3.3% for Money Market Fund at December 31, 2006). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each of the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of each Fund.

C  Federal Taxes — Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2006, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

Fund	Amount	Expires
Cash Management	$5	December 31, 2010

	20	December 31, 2011

	85	December 31, 2013

	197	December 31, 2014

Money Market	10	December 31, 2010

	5	December 31, 2011

	53	December 31, 2013

	113	December 31, 2014

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Funds. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance each respective Fund maintains with IBT. All credit balances used to reduce the Funds' custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Eaton Vance Money Market Funds as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Other — Investment transactions are accounted for on a trade-date basis.

2  Distributions to Shareholders

The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2006 and December 31, 2005 was as follows:

Year Ended December 31, 2006	Cash Management Fund	Money Market Fund
Distributions declared from:
Ordinary Income	$3,724,704	$1,517,308
Year Ended December 31, 2005
Distributions declared from:
Ordinary Income	$2,239,635	$788,510

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Cash Management Fund	Money Market Fund
Undistributed income	$4,819	$83
Capital loss carryforward	(307)	(181)

3  Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

4  Transactions with Affiliates

EVM serves as the administrator of the Funds, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Funds and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2006, EVM received $4,896 and $4,763 from Cash Management Fund and Money Market Fund, respectively, in sub-transfer agent fees. Except as to Trustees of the Funds and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Certain officers and Trustees of the Funds and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Money Market Fund (the Fund) has in effect a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), daily amounts equal to 1/365 of 0.75% of the Fund's average daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The Fund paid or accrued $344,564 to or payable to EVD for the year ended December 31, 2006, representing 0.75% of the Fund's average daily net assets. At December 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $11,913,000. The Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the Fund's average daily net assets. The Trustees approved service fee payments equal to 0.15% annually of the Fund's average daily net assets of shares outstanding for one year or more. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and

Eaton Vance Money Market Funds as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2006 amounted to $59,567.

Certain officers and Trustees of the Funds are officers of EVD.

6  Contingent Deferred Sales Charge (CDSC)

Shares of the Money Market Fund (other than those acquired as the result of an exchange from another Eaton Vance fund) generally are subject to a CDSC on redemptions of shares made within six years of purchase, at rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Shares of Money Market Fund and Cash Management Fund acquired as a result of an exchange from shares of another Eaton Vance Fund are subject to the original CDSC rate, if any, from the date of original purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC assessed on Money Market Fund shares are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC received from Money Market Fund shares when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $10,000 and $222,000 of CDSC paid by shareholders of the Cash Management Fund and Money Market Fund, respectively, for the year ended December 31, 2006.

7  Investment Transactions

Increases and decreases in the Funds' investment in the Portfolio for the year ended December 31, 2006 were as follows:

Cash Management Fund
Increases	$164,626,975
Decreases	143,584,043
Money Market Fund
Increases	$41,933,279
Decreases	50,135,548

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Eaton Vance Money Market Funds as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund, each a series of Eaton Vance Mutual Funds Trust (the "Funds") at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2007

12

Eaton Vance Money Market Funds as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

13

Cash Management Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Commercial Paper — 97.3%
Principal Amount (000's omitted)	Security	Value
Automotive — 5.1%
$20,000	American Honda Motor Corp., 5.26%, 1/25/07	$19,929,867
15,800	American Honda Motor Corp., 5.26%, 3/19/07	15,622,241
10,220	American Honda Motor Corp., 5.31%, 1/26/07	10,182,314
20,000	Toyota Motor Credit Co., 5.26%, 1/4/07	19,991,233
		$65,725,655
Banks and Money Services — 64.0%
$15,000	Abbey National North America, LLC, 5.27%, 1/8/07	$14,984,629
40,000	Abbey National North America, LLC, 5.33%, 1/2/07	39,994,078
2,650	Barclays U.S. Funding, LLC, 5.25%, 1/12/07	2,645,749
25,600	Barclays U.S. Funding, LLC, 5.25%, 3/20/07	25,308,800
17,660	Barclays U.S. Funding, LLC, 5.27%, 3/14/07	17,473,864
4,760	Barton Capital Corp., LLC, 5.26%, 1/12/07(1)	4,752,350
50,000	Barton Capital Corp., LLC, 5.26%, 1/16/07(1)	49,890,417
25,000	BNP Paribas Finance, Inc., 5.25%, 2/14/07	24,839,583
3,475	CAFCO, LLC, 5.26%, 1/9/07(1)	3,470,938
40,000	CAFCO, LLC, 5.27%, 1/5/07(1)	39,976,578
13,000	CAFCO, LLC, 5.27%, 1/8/07(1)	12,986,679
50,000	CIESCO, LLC, 5.26%, 1/16/07(1)	49,890,417
45,000	Countrywide Financial Corp., 5.40%, 1/2/07	44,993,250
20,000	CRC Funding, LLC, 5.26%, 1/5/07(1)	19,988,311
25,000	CRC Funding, LLC, 5.28%, 2/12/07(1)	24,846,000
46,360	Fortis Funding, LLC, 5.28%, 1/2/07(1)	46,353,201
3,141	ING (U.S.) Funding, LLC, 5.25%, 1/18/07	3,133,213
9,800	ING (U.S.) Funding, LLC, 5.26%, 2/8/07	9,745,588
35,050	ING (U.S.) Funding, LLC, 5.27%, 3/21/07	34,644,656
12,986	Kittyhawk Funding Corp., 5.33%, 1/3/07(1)	12,982,155
15,306	Kittyhawk Funding Corp., 5.33%, 1/25/07(1)	15,251,613
6,308	Kittyhawk Funding Corp., 5.34%, 1/3/07(1)	6,306,129
35,000	Nestle Capital Corp., 5.25%, 1/9/07	34,959,167
8,000	Old Line Funding Corp., LLC, 5.27%, 1/10/07(1)	7,989,460
15,000	Old Line Funding Corp., LLC, 5.28%, 1/4/07(1)	14,993,400
19,000	Old Line Funding Corp., LLC, 5.33%, 1/11/07(1)	18,971,869
9,077	Old Line Funding Corp., LLC, 5.35%, 1/5/07(1)	9,071,604
25,000	Ranger Funding Co., LLC, 5.28%, 2/14/07(1)	24,838,667
23,963	Ranger Funding Co., LLC, 5.29%, 1/3/07(1)	23,955,958
25,000	Sheffield Receivables Corp., 5.29%, 1/12/07(1)	24,959,590
14,015	Sheffield Receivables Corp., 5.30%, 1/24/07(1)	13,967,544
13,500	Sheffield Receivables Corp., 5.33%, 1/10/07(1)	13,482,011
7,165	Sheffield Receivables Corp., 5.35%, 1/2/07(1)	7,163,935
1,827	Societe Generale N.A., 5.25%, 1/8/07	1,825,135
1,000	Societe Generale N.A., 5.25%, 2/16/07	993,291

Principal Amount (000's omitted)	Security	Value
Banks and Money Services (continued)
$22,000	U.S. Central Federal Credit Union, 5.27%, 1/25/07	$21,922,707
3,600	UBS Finance Delaware, LLC, 5.25%, 1/8/07	3,596,325
25,000	UBS Finance Delaware, LLC, 5.255%, 1/2/07	24,996,351
9,500	UBS Finance Delaware, LLC, 5.27%, 1/8/07	9,490,265
13,200	UBS Finance Delaware, LLC, 5.37%, 1/5/07	13,192,124
8,000	Yorktown Capital, LLC, 5.27%, 3/7/07(1)	7,923,878
3,679	Yorktown Capital, LLC, 5.28%, 1/12/07(1)	3,673,065
13,900	Yorktown Capital, LLC, 5.30%, 1/23/07(1)	13,854,979
26,232	Yorktown Capital, LLC, 5.305%, 1/22/07(1)	26,150,823
		$826,430,346
Electric Utilities — 6.3%
$12,450	General Electric Capital Corp., 5.25%, 2/9/07	$12,379,191
45,000	General Electric Capital Corp., 5.27%, 1/2/07	44,993,413
13,150	Southern Co., 5.30%, 1/30/07(1)	13,093,857
10,684	Southern Co., 5.32%, 1/5/07(1)	10,677,685
		$81,144,146
Household Products — 4.0%
$8,100	Fortune Brands, Inc., 5.35%, 1/26/07(1)	$8,069,906
2,460	Fortune Brands, Inc., 5.35%, 2/7/07(1)	2,446,473
30,000	Proctor & Gamble Co., 5.26%, 2/14/07	29,807,133
11,000	Proctor & Gamble Co., 5.27%, 2/14/07	10,929,148
		$51,252,660
Industrial Equipment — 0.8%
$10,000	Ingersoll-Rand Co. Ltd., 5.37%, 1/10/07(1)	$9,986,575
		$9,986,575
Insurance — 9.7%
$41,000	American General Finance Corp., 5.30%, 1/16/07(1)	$40,909,458
18,000	Metropolitan-Life Funding, Inc., 5.23%, 1/16/07	17,960,775
25,000	Metropolitan-Life Funding, Inc., 5.25%, 1/16/07	24,945,312
17,234	New York Life Capital Corp., 5.26%, 1/29/07(1)	17,163,494
25,000	New York Life Capital Corp., 5.26%, 2/5/07(1)	24,872,153
		$125,851,192
Metals-Industrial — 4.0%
$18,760	Alcoa, Inc., 5.29%, 1/8/07	$18,740,703
12,800	Alcoa, Inc., 5.31%, 1/4/07	12,794,336
20,000	Alcoa, Inc., 5.35%, 1/5/07	19,988,111
		$51,523,150

See notes to financial statements
14

Cash Management Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Retail-Food and Drug — 0.7%
$8,700	CVS Corp., 5.35%, 1/2/07(1)	$8,698,707
		$8,698,707
Telecommunications — 2.7%
$25,000	Motorola, Inc., 5.29%, 1/16/07	$24,944,896
10,335	Motorola, Inc., 5.30%, 1/12/07	10,318,263
		$35,263,159
Total Commercial Paper (amortized cost $1,255,875,590)		$1,255,875,590
Corporate Bonds & Notes — 0.3%
Principal Amount (000's omitted)	Security	Value
Chemicals — 0.1%
$1,700	Praxair, Inc., 6.625%, 10/15/07	$1,740,089
		$1,740,089
Insurance — 0.2%
$2,550	Ace Ltd., 6.00%, 4/1/07	$2,591,034
		$2,591,034
Total Corporate Bonds & Notes (amortized cost $4,331,123)		$4,331,123
Auction-Rate Certificates — 0.6%
Principal Amount (000's omitted)	Security	Value
General Obligations — 0.6%
$8,000	Miami, FL (MBIA), (Liq: Wachovia Bank), 5.28%, 12/1/25	$8,000,000
		$8,000,000
Total Auction-Rate Certificates (amortized cost $8,000,000)		$8,000,000

U.S. Government Agency Obligations — 1.4%
Principal Amount (000's omitted)	Security	Value
$2,000	FHLB, 5.30%, 11/1/07	$2,000,000
16,000	FHLMC, 5.35%, 11/21/07	16,000,000
Total U.S. Government Agency Obligations (amortized cost, $18,000,000)		$18,000,000
Time Deposit — 0.4%
Principal Amount (000's omitted)	Security	Value
$4,399	Investors Bank and Trust Company Time Deposit, 5.31%, 1/2/07	$4,399,000
Total Time Deposit (amortized cost, $4,399,000)		$4,399,000
Total Investments — 100.0% (amortized cost $1,290,605,713)(2)		$1,290,605,713
Other Assets, Less Liabilities — (0.0)%		$(382,286)
Net Assets — 100.0%		$1,290,223,427

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

Liq - Liquidity Provider

MBIA - Municipal Bond Insurance Association

Securities issued by Freddie Mac are not issued or insured by the U.S. Government.

(1)  A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held have been deemed by the Portfolio's Trustees to be liquid and were purchased with the expectation that resale would not be necessary.

(2)  Cost for federal income taxes is the same.

See notes to financial statements
15

Cash Management Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at amortized cost	$1,290,605,713
Cash	990
Interest receivable	152,400
Total assets	$1,290,759,103
Liabilities
Payable to affiliate for investment advisory fees	$473,987
Payable to affiliate for Trustees' fees	2,180
Accrued expenses	59,509
Total liabilities	$535,676
Net Assets applicable to investors' interest in Portfolio	$1,290,223,427
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,290,223,427
Total	$1,290,223,427

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Interest	$14,388,824
Total investment income	$14,388,824
Expenses
Investment adviser fee	$1,360,454
Trustees' fees and expenses	8,016
Custodian fee	85,116
Legal and accounting services	44,598
Miscellaneous	368
Total expenses	$1,498,552
Deduct — Reduction of custodian fee	$18
Total expense reductions	$18
Net expenses	$1,498,534
Net investment income	$12,890,290
Realized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,730)
Increase from payments by affiliate	53
Net loss realized on the disposal of investments which did not meet the Portfolio's investment guidelines	(53)
Net realized loss	$(2,730)
Net increase in net assets from operations	$12,887,560

See notes to financial statements
16

Cash Management Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations —
Net investment income	$12,890,290	$3,954,413
Net realized loss from investment transactions, payments by affiliate and the disposal of investments which did not meet the Portfolio's investment guidelines	(2,730)	(141)
Net increase in net assets from operations	$12,887,560	$3,954,272
Capital transactions — Contributions	$3,903,906,779	$184,089,048
Withdrawals	(2,773,384,656)	(210,117,271)
Net increase (decrease) in net assets from capital transactions	$1,130,522,123	$(26,028,223)
Net increase (decrease) in net assets	$1,143,409,683	$(22,073,951)
Net Assets
At beginning of year	$146,813,744	$168,887,695
At end of year	$1,290,223,427	$146,813,744

See notes to financial statements
17

Cash Management Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2006		2005		2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.54%		0.60%		0.59%	0.57%	0.58%
Expenses after custodian fee reduction	0.54%		0.60%		0.59%	0.57%	0.58%
Net investment income	4.67%		2.63%		0.78%	0.59%	1.22%
Total Return	4.60	%(1)	2.67	%(1)	0.78%	0.60%	1.22%

(1)  During the years ended December 31, 2006 and December 31, 2005, the investment adviser reimbursed the Portfolio for net losses realized on the disposal of investments which did not meet the Portfolio's investment guidelines. The reimbursement had no effect on total return for the years ended December 31, 2006 and December 31, 2005.

See notes to financial statements
18

Cash Management Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Cash Management Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio was organized as a trust under the laws of the State of New York on May 1, 1992. The Portfolio's objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2006, the Eaton Vance Cash Management Fund and the Eaton Vance Money Market Fund held interests of approximately 9.3% and 3.3%, respectively, in the Portfolio. In November 2006, the Portfolio was made available to other portfolios and funds managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM) and its affiliates for short-term investment purposes. At December 31, 2006, other portfolios and funds managed by BMR and EVM and its affiliates held interests totaling 87.4% of the Portfolio's net assets. At December 31, 2006, Large Cap Value Portfolio and Floating Rate Portfolio each held a greater than 10% interest in the Portfolio (10.9% and 10.7%, respectively). The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Security Valuation — The Portfolio values investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company Act of 1940, pursuant to which the Portfolio must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

19

Cash Management Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the rate of 1/2 of 1% per annum of the Portfolio's average daily net assets and amounted to $1,360,454 for the year ended December 31, 2006. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee.

BMR made voluntary reimbursements to the Portfolio totaling $53 to compensate the Portfolio for realized losses incurred from the sale of investment securities which did not meet the Portfolio's investment guidelines.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

4  Investments

Purchases and sales (including maturities) of investments during the year ended December 31, 2006, exclusive of U.S. Government and agency securities, aggregated $8,539,997,844 and $7,426,455,552 respectively. Purchases and sales (including maturities) of U.S. Government and agency securities aggregated $18,000,000 and $1,521,075, respectively.

5  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

20

Cash Management Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Cash Management Portfolio (the "Portfolio") at December 31, 2006, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2007

21

Eaton Vance Money Market Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

22

Eaton Vance Money Market Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Cash Management Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Cash Management Fund and the Eaton Vance Money Market Fund (the "Funds") invest, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Fund is maintained by the Adviser primarily as an administrative convenience for shareholders of other Eaton Vance Funds and is not actively marketed to the public as a stand-alone investment product.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared each Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for each Fund. The Board concluded that the performance of each Fund was satisfactory.

23

Eaton Vance Money Market Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and each Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and each Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund and that, assuming reasonably foreseeable increases in the assets of the Portfolio, the Adviser and its affiliates and the Funds can be expected to continue to share such benefits equitably.

24

Eaton Vance Money Market Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Cash Management Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 1993	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

25

Eaton Vance Money Market Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	President of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Vice President of the Trust since 2006 and of the Portfolio since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

26

Eaton Vance Money Market Funds

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Kristin S. Anagnost 6/12/65	Treasurer of the Portfolio	Since 2002(2)	Assistant Vice President of EVM and BMR. Officer of 95 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms. Kenyon served as Vice President of the Portfolio since 2001 and Ms. Anagnost served as Assistant Treasurer of the Portfolio since 1998. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

27

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Portfolio Investment Adviser
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Fund Administrator
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Mutual Funds Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund's investment objective(s), risks, and charges and expenses. The Funds' current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

131-2/07  MMSRC

Annual Report December 31, 2006

EATON VANCE
AMT-FREE MUNICIPAL
BOND
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Manager: Cynthia J. Clemson

Performance for the Year Ended December 31, 2006

•                  The Fund’s Class A shares had a total return of 8.16% for the year ended December 31, 2006.(1)This return was the result of an increase in net asset value (NAV) to $10.16 per share on December 31, 2006, from $9.80 on December 31, 2005, and the reinvestment of $0.422 in dividends.(2)

•                  The Fund’s Class B shares had a total return of 7.38% for the same period.(1)This return was the result of an increase in net asset value (NAV) to $10.10 per share on December 31, 2006, from $9.74 on December 31, 2005, and the reinvestment of $0.345 in dividends.(2)

•                  The Fund’s Class C shares had a total return of 6.33% for the period from the start of business on May 2, 2006 to December 31, 2006.(1)This return was the result of an increase in net asset value (NAV) to $10.10 per share on December 31, 2006, from $9.72 at the close of business on May 1, 2006, and the reinvestment of $0.229 in dividends.(2)

•                  The Fund’s Class I shares had a total return of 8.40% for the year ended December 31, 2006.(1)This return was the result of an increase in net asset value (NAV) to $11.10 per share on December 31, 2006, from $10.71 on December 31, 2005, and the reinvestment of $0.489 in dividends.(2)

Economic and Market Conditions

Fourth quarter preliminary economic growth rose to 3.5%, following the 2.0% growth rate achieved in the third quarter. With higher mortgage rates in the market, led largely by the persistent Federal Reserve (the “Fed”) tightening, the housing market continued to soften, with building permits and existing home sales leading the way. However, energy prices declined significantly in the quarter, somewhat offsetting the impact of a weakening housing market. The economy continued to create jobs over the period, with the unemployment rate standing at 4.5% as of December 31, 2006.

Inflation expectations moderated with the lower energy prices, although the core Consumer Price Index – measured on a year-over-year basis – has demonstrated a slow but steady rise. The Fed, which raised short-term rates 17 times since June 2004, is currently in a pausing mode, awaiting further economic inputs to determine the future direction of interest rate moves. At December 31, 2006, the Federal Funds rate stood at 5.25%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return period. For performance as of the most recent month end, please refer to www.eatonvance.com

Fund shares are not insured by the Federal Deposit Insurance Corp. and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Municipal market supply during the year ended December 31, 2006 was lower than it had been in the previous year. As a result, municipals have generally outperformed Treasury bonds for the year ended December 31, 2006, as demand has remained strong. At December 31, 2006, long-term AAA-rated, insured municipal bonds yielded 91% of U.S. Treasury bonds with similar maturities.†

For the year ended December 31, 2006, the Lehman Brothers Municipal Bond Index(3)(the “Index”), an unmanaged index of municipal bonds, posted a gain of 4.84%. For more information about the Fund’s performance and that of funds in the same Lipper Classification, (3) see the Performance Information and Portfolio Composition page that follows.

Management Discussion

The Fund invests primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. Given the flattening of the yield curve for other fixed-income securities over the past 18 months — with shorter-maturity yields rising more than longer-maturity yields — management felt that the long end of the municipal curve was a relatively attractive place to be positioned.

Because of the mixed economic backdrop of contained inflation expectations, a weakened housing market and continued growth in the labor market, Fund management continued to maintain a somewhat cautious outlook on interest rates. In this environment, Fund management continued to focus on finding relative value within the marketplace – in issuer names, coupons, maturities, sectors and jurisdictions. Relative value trading, which seeks to capitalize on undervalued securities, has enhanced the Fund’s returns during the period.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. Class I shares have no sales charge. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or state and local tax. (3) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. †Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund’s yield.

On May 1, 2006, the Fund’s name was changed from Eaton Vance Municipal Bond Fund to Eaton Vance AMT-Free Municipal Bond Fund to reflect the fact that the Fund will not invest in an obligation if the interest on that obligation is subject to the federal alternative minimum tax.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

THE PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class I and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C		Class I
Average Annual Total Returns (at net asset value)
One Year	8.16%	7.38%	N.A.		8.40%
Five Years	6.87	6.12	N.A.		7.15
Ten Years	N.A.	N.A.	N.A.		6.69
Life of Fund†	5.60	4.75	6.33	%*	7.27
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	3.01%	2.38%	N.A.		8.40%
Five Years	5.83	5.81	N.A.		7.15
Ten Years	N.A.	N.A.	N.A.		6.69
Life of Fund†	5.03	4.75	5.33	%*	7.27

†Inception Dates – Class A: 1/6/98; Class B: 1/14/98; Class C: 5/2/06; Class I: 3/16/78

*Returns are cumulative since the inception of the share class.

Distribution rates/Yields	Class A	Class B	Class C	Class I
Distribution Rate (2)	4.13%	3.40%	3.40%	4.38%
Taxable-Equivalent Distribution Rate (2),(3)	6.35	5.23	5.23	6.74
SEC 30-day Yield (4)	3.51	2.86	2.80	3.94
Taxable-Equivalent SEC 30-day Yield (3),(4)	5.40	4.40	4.31	6.06

Index Performance(5)
Lehman Brothers Municipal Bond Index - Average Annual Total Returns
One Year	4.84%
Five Years	5.53
Ten Years	5.76

Lipper averages(6)
Lipper General Municipal Debt Funds Classification - Average Annual Total Returns
One Year	4.47%
Five Years	4.87
Ten Years	4.90

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

**Sources: Thomson Financial; Lipper, Inc. Class I of the Fund commenced operations on 3/16/78.

A $10,000 hypothetical investment at net asset value in Class A shares on 1/6/98 (commencement of operations), Class B shares on 1/14/98 (commencement of operations) and Class C on 5/2/06 (commencement of operations) would have been valued at $16,325, $15,150 and $10,633 ($10,533, including CDSC), respectively, on December 31, 2006; a $10,000 hypothetical investment in Class A at maximum offering price on 1/6/98 would have been valued at $15,548. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Rating Distribution *(7),(8)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1B to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at December 31, 2006 is as follows:

AAA	48.0%	BBB	6.3%	Non-Rated	12.7%
AA	16.0%	BB	0.7%
A	15.9%	B	0.4%

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. Class I shares are offered to certain investors at net asset value. If sales charges were included, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C shares reflects a 1% CDSC for the first year.

(2) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(3) Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(4) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result

(5) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(6) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds Classification contained 252, 222, and 140 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

(7) As of 12/31/06. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(8) As of 12/31/06. Portfolio holdings information includes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1B to the Fund’s financial statements. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance AMT-Free Municipal Bond Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual
Class A	$1,000.00	$1,069.60	$6.31
Class B	$1,000.00	$1,066.00	$10.21
Class C	$1,000.00	$1,066.00	$10.26
Class I	$1,000.00	$1,070.70	$5.01
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.16
Class B	$1,000.00	$1,015.30	$9.96
Class C	$1,000.00	$1,015.30	$10.01
Class I	$1,000.00	$1,020.40	$4.89

* Expenses are equal to the Fund's annualized expense ratio of 1.21% for Class A shares, 1.96% for Class B shares, 1.97% for Class C shares, and 0.96% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the asset value per share determined at the close of business on June 30, 2006.

3

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 110.6%
Principal Amount (000's omitted)	Security	Value
Education — 2.2%
$1,375	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	$1,544,042
2,500	Massachusetts Health and Higher Educational Facilities Authority, (Harvard University), 5.125%, 7/15/37	2,642,400
1,750	Ohio Higher Educational Facilities Authority, (Oberlin College), Variable Rate, 5.77%, 10/1/29(1)(2)	1,907,570
6,000	Vermont Educational and Health Buildings Financing Agency, (Middlebury College), 5.00%, 10/31/46	6,324,840
		$12,418,852
Electric Utilities — 4.4%
$2,100	Mississippi Business Finance Corp., (System Energy Resources, Inc.), 5.90%, 5/1/22	$2,100,273
5,000	North Carolina Municipal Power Agency No. 1, (Catawba Electric), 5.50%, 1/1/14	5,387,200
2,100	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	2,178,939
9,000	Salt River Project, AZ, Agricultural Improvements and Power District, 5.00%, 1/1/31(3)(4)	9,451,764
2,000	Sam Rayburn, TX, Municipal Power Agency, 6.00%, 10/1/21	2,124,960
4,435	San Antonio, TX, Electric and Natural Gas, 4.50%, 2/1/21	4,457,219
		$25,700,355
Escrowed / Prerefunded — 6.4%
$3,000	Allegheny County, PA, Industrial Development Authority, (Residential Resources, Inc.), Prerefunded to 9/1/11, 6.50%, 9/1/21	$3,352,410
1,500	Capital Trust Agency, FL, (Seminole Tribe Convention), Prerefunded to 10/1/12, 8.95%, 10/1/33(2)	1,843,485
14,000	Dawson Ridge, CO, Metropolitan District #1, Escrowed to Maturity, 0.00%, 10/1/22	7,095,760
1,300	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), Prerefunded to 8/15/10, 7.75%, 8/15/20	1,473,940
10,000	Foothill/Eastern Transportation Corridor Agency, CA, Escrowed to Maturity, 0.00%, 1/1/18	6,383,800
1,180	Grove City, PA, Area Hospital Authority, (Grove Manor), Prerefunded to 8/15/08, 6.625%, 8/15/29	1,237,336
1,000	Maricopa County, AZ, Industrial Development Authority, (Place Five and The Greenery), Escrowed to Maturity, 8.625%, 1/1/27	1,045,700

Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded (continued)
$5,500	Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20(5)	$6,005,010
434	New York, NY, Prerefunded to 6/1/13, 5.25%, 6/1/28(3)(4)	461,218
2,500	San Joaquin Hills Transportation Corridor Agency, CA, Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/14	1,919,175
6,000	Savannah, GA, Economic Development Authority, Escrowed to Maturity, 0.00%, 12/1/21	3,161,520
625	Sullivan County, TN, Health, Education and Housing Facility Board, (Wellmont Health System), Prerefunded to 9/1/12, 6.25%, 9/1/22	704,244
375	Sullivan County, TN, Health, Education and Housing Facility Board, (Wellmont Health System), Prerefunded to 9/1/12, 6.25%, 9/1/22	422,546
1,620	Wisconsin Health and Educational Facilities Authority, (Wisconsin Illinois Senior Housing), Prerefunded to 8/1/09, 7.00%, 8/1/29	1,750,928
		$36,857,072
General Obligations — 8.0%
$5,900	Baltimore County, MD, (Metropolitan District), 4.25%, 9/1/36	$5,806,721
2,600	California, 5.25%, 4/1/30	2,740,530
3,000	California, 5.25%, 2/1/33	3,183,300
2,380	California, 5.50%, 11/1/33	2,609,527
4,365	Georgia, 1.00%, 3/1/26	2,474,431
5,000	Harlandale, TX, Independent School District, 4.75%, 8/15/40	5,106,350
10,540	New York, NY, 4.25%, 1/1/28(6)	10,177,424
5,405	New York, NY, 5.00%, 6/1/30	5,685,790
4,741	New York, NY, 5.25%, 6/1/28(3)(4)	5,042,136
4,000	South Carolina, 3.25%, 8/1/30	3,352,320
		$46,178,529
Health Care-Miscellaneous — 0.7%
$200	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), 7.50%, 9/1/15	$215,508
115	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), 7.50%, 9/1/15	123,917
100	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), 7.50%, 9/1/15	107,754
1,704	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 5.50%, 12/1/36	1,819,446

See notes to financial statements
4

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Health Care-Miscellaneous (continued)
$1,431	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 5.50%, 12/1/36	$1,477,399
424	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36	459,237
		$4,203,261
Hospital — 21.1%
$2,000	Brevard County, FL, Health Facilities Authority, (Health First, Inc.), 5.00%, 4/1/36	$2,069,520
5,600	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	5,826,072
2,500	California Health Facilities Financing Authority, (Kaiser Foundation Health Plan), 5.00%, 4/1/37	2,607,075
1,800	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/27	1,883,088
2,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	2,082,880
3,080	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	3,200,366
7,000	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	7,421,890
500	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	515,635
1,080	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,103,382
1,000	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	1,049,490
980	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.40%, 11/15/29	1,028,784
5,875	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.00%, 11/15/35	6,072,987
1,500	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.375%, 11/15/35	1,648,890
13,620	Indiana Health and Educational Facilities Authority, (Ascension Health), 5.00%, 11/15/36(3)(4)	14,329,693
1,060	Indiana Health and Educational Facilities Authority, (Clarian Health Partners), 4.75%, 2/15/34	1,068,151
470	Indiana Health and Educational Facilities Authority, (Clarian Health Partners), 5.00%, 2/15/36	485,806
1,000	Indiana Health and Educational Facilities Authority, (Clarian Health Partners), 5.00%, 2/15/39	1,031,900
3,000	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	641,010
10,410	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	1,802,908
800	Louisiana Public Facilities Authority, (Ochsner Clinic Foundation Project), 5.50%, 5/15/32	849,408

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$4,150	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare), 5.50%, 7/1/26	$4,456,934
2,725	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17(6)	2,728,079
7,630	Maryland Health and Higher Educational Facilities Authority, (Peninsula Regional Medical Center), 5.00%, 7/1/36	8,027,904
5,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	5,195,350
10,000	Michigan Hospital Finance Authority, (McLaren Healthcare), 5.00%, 8/1/35	10,363,400
3,000	New Jersey Health Care Facilities Financing Authority, (Trinitas Hospital), 7.50%, 7/1/30	3,330,510
7,710	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 4.75%, 7/1/28(3)(4)	7,987,534
1,575	Oneida County, NY, Industrial Development Agency, (St. Elizabeth Medical Center), 5.75%, 12/1/19	1,612,202
265	Prince George's County, MD, (Greater Southeast Healthcare System), 6.20%, 1/1/08(7)	7,791
1,030	Prince George's County, MD, (Greater Southeast Healthcare System), 6.375%, 1/1/23(7)	30,282
2,270	Rochester, MN, Health Care Facilities, (Mayo Clinic), 5.50%, 11/15/27(3)(4)	2,343,389
1,100	San Benito, CA, Health Care District, 5.40%, 10/1/20	1,112,518
1,375	Tangipahoa Parish, LA, Hospital Service District No.1, (North Oaks Medical Center), 5.00%, 2/1/30	1,416,896
16,000	Tulsa County, OK, Industrial Authority, (St. Francis Health System), 5.00%, 12/15/36	16,721,280
		$122,053,004
Housing — 1.3%
$1,000	Capital Trust Agency, FL, (Atlantic Housing Foundation), 5.30%, 7/1/35	$1,020,650
1,020	Capital Trust Agency, FL, (Atlantic Housing Foundation), 5.35%, 7/1/40	1,038,697
2,500	Georgia Private Colleges and Universities Authority, Student Housing Revenue, (Mercer Housing Corp.), 6.00%, 6/1/31	2,670,850
1,265	Lake Creek, CO, (Affordable Housing Corp.), 6.25%, 12/1/23	1,327,263
1,085	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	1,121,977
285	Texas Student Housing Corp., (University of Northern Texas), 9.375%, 7/1/07(7)	276,878
		$7,456,315
Industrial Development Revenue — 3.6%
$200	Florence County, SC, (Stone Container), 7.375%, 2/1/07	$200,330
945	Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	972,518

See notes to financial statements
5

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue (continued)
$6,000	Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$6,962,520
6,495	Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(3)(4)	7,536,950
2,500	Nez Perce County, ID, Pollution Control, 7.00%, 12/1/14	2,835,725
2,450	Port Camas-Washougan, WA, (James River), 6.70%, 4/1/23	2,452,548
		$20,960,591
Insured-Education — 2.8%
$8,000	Alabama State University, (XLCA), 4.625%, 8/1/36	$8,030,480
1,620	Broward County, FL, Educational Facilities Authority, (Nova Southeastern University), (AGC), 4.50%, 4/1/36	1,602,990
3,130	Pennsylvania Higher Educational Facilities Authority, (Temple University), (MBIA), 4.50%, 4/1/36	3,133,318
1,570	University of California, (MBIA), 4.75%, 5/15/37	1,619,596
1,750	Virginia College Building Authority, (Washington and Lee University), (MBIA), 5.25%, 1/1/31(8)	2,051,123
		$16,437,507
Insured-Electric Utilities — 5.3%
$2,000	Burlington, KS, Pollution Control Revenue, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	$2,150,200
5,190	Energy Northwest, WA, Wind Project, (AMBAC), 4.50%, 7/1/30	5,112,254
5,000	Lakeland, FL, Energy System, (XLCA), 4.75%, 10/1/36	5,139,250
2,865	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/29	1,086,551
5,000	Omaha, NE, Public Power District, (FGIC), 4.75%, 2/1/36	5,146,750
11,760	Springfield, MO, Public Utility, (FGIC), 4.50%, 8/1/36	11,730,953
		$30,365,958
Insured-Escrowed/Prerefunded — 1.6%
$3,449	California, (AMBAC), Prerefunded to 10/1/10, 5.50%, 10/1/30(3)(4)	$3,683,416
792	California, (AMBAC), Prerefunded to 10/1/10, 5.50%, 10/1/30(3)(4)	847,386
259	California, (AMBAC), Prerefunded to 10/1/10, 5.50%, 10/1/30(3)(4)	277,178
4,500	New Jersey Turnpike Authority, (MBIA), Prerefunded to 1/1/10, 5.50%, 1/1/30(3)(4)	4,738,215
		$9,546,195

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations — 8.4%
$2,250	California, (AMBAC), 5.00%, 2/1/28(3)(4)	$2,545,965
1,320	California, (AMBAC), Variable Rate, 7.368%, 5/1/26(2)(9)	1,588,435
2,500	California, (FGIC), 5.75%, 12/1/29(3)(4)	2,642,035
5,400	Connecticut, (AMBAC), 5.25%, 6/1/19(3)(4)	6,137,856
5,000	Frisco, TX, Independent School District, (FSA), 4.00%, 8/15/40	4,516,600
2,500	Georgia, (MBIA), 2.00%, 9/1/24	1,797,000
6,685	Harrisonburg, VA, (FSA), 4.25%, 2/1/33	6,514,867
3,835	McKay Landing Metropolitan District No. 2, CO, (AMBAC), 4.25%, 12/1/36	3,699,471
2,340	Merced, CA, Union High School District, (FGIC), 0.00%, 8/1/20	1,319,620
1,865	Montgomery County, TX, (Municipal Utility District No. 46 Waterworks and Sewer), (AMBAC), 4.00%, 3/1/30	1,735,383
2,500	North Las Vegas Wastewater Reclamation System, (MBIA), 4.25%, 10/1/33	2,405,075
1,895	Phoenix, AZ, (AMBAC), 3.00%, 7/1/28	1,530,800
5,000	St. Louis, MO, Board of Education, (FSA), 0.00%, 4/1/15	3,612,850
4,360	Texas, (Transportation Commission-Mobility Fund), (FGIC), 4.50%, 4/1/30	4,365,058
3,955	Texas, (Transportation Commission-Mobility Fund), (FGIC), 4.50%, 4/1/35	3,932,812
		$48,343,827
Insured-Hospital — 3.5%
$11,230	Harrisonburg, VA, Industrial Development Authority, (Rockingham Memorial Hospital), (AMBAC), 4.50%, 8/15/36	$11,129,604
3,780	Maryland Health and Higher Educational Facilities Authority, (Medlantic), (AMBAC), 5.25%, 8/15/38(3)(4)	4,459,871
2,400	Maryland Health and Higher Educational Facilities Authority, (Medlantic/Helix Issue), (FSA), 5.25%, 8/15/38(3)(4)	2,831,664
2,005	Washington Health Care Facilities Authority, (Providence Health Care), (FGIC), 4.50%, 10/1/35	1,974,644
		$20,395,783
Insured-Lease Revenue / Certificates of Participation — 1.2%
$10,000	Anaheim, CA, Public Financing Authority Lease Revenue, (FSA), 0.00%, 9/1/31	$3,319,500
2,145	Jackson County, MO, Leasehold Revenue, (Truman Sports), (AMBAC), 4.50%, 12/1/31	2,150,899
2,500	Saint Louis, MO, Industrial Development Authority, (Convention Center Hotel), (AMBAC), 0.00%, 7/15/19	1,482,375
		$6,952,774

See notes to financial statements
6

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Other Revenue — 3.3%
$3,000	Golden State Tobacco Securitization Corp., CA, (FGIC), 5.00%, 6/1/35	$3,169,770
5,200	Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.75%, 1/1/42	6,586,008
5,000	New York City Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 4.75%, 1/1/42	5,146,500
4,250	New York City Industrial Development Agency, (Yankee Stadium), (FGIC), 4.50%, 3/1/39	4,260,328
		$19,162,606
Insured-Special Tax Revenue — 3.7%
$6,000	Ceres, CA, Redevelopment Agency, (Ceres Redevelopment Project Area No. 1), (AMBAC), 4.00%, 11/1/31	$5,566,500
4,000	Hamilton County, OH, Sales Tax, (AMBAC), 0.00%, 12/1/22	2,028,600
8,165	Louisiana Gas and Fuels Tax, (FSA), 4.75%, 5/1/39	8,378,351
3,400	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	3,485,510
7,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	2,070,530
		$21,529,491
Insured-Transportation — 8.0%
$4,905	Alabama State Dock Authority, (MBIA), 4.50%, 10/1/36(8)	$4,860,953
1,000	Central, TX, Regional Mobility Authority, (FGIC), 5.00%, 1/1/45	1,040,460
7,120	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/39	1,476,617
7,295	Harris County, Toll Road Senior Lien, (MBIA), 4.50%, 8/15/36	7,253,273
12,000	Hudson Yards Infrastructure Corp., NY, (MBIA), 4.50%, 2/15/47	11,977,320
3,890	Metropolitan Washington, DC, Airport Authority System, (FGIC), 4.375%, 10/1/32	3,794,617
1,930	Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/26	2,287,127
1,500	Puerto Rico Highway and Transportation Authority, (AGC), 5.00%, 7/1/40	1,581,135
1,500	Puerto Rico Highway and Transportation Authority, (AGC), 5.00%, 7/1/45	1,580,145
2,600	Regional Transportation Authority, IL, (MBIA), 4.50%, 7/1/35	2,585,518
1,030	South Jersey Transportation Authority, (FGIC), 4.50%, 11/1/35	1,034,800
1,535	Tampa-Hillsborough County, FL, Expressway Authority, (AMBAC), 4.00%, 7/1/34	1,428,333
10,000	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	5,351,600
		$46,251,898

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer — 2.8%
$5,000	Detroit, MI, Water Supply System, (FSA), 5.00%, 7/1/33(8)	$5,308,800
1,100	Fort Lauderdale, FL, Water and Sewer, (MBIA), 4.25%, 9/1/33	1,056,649
2,940	Marysville, OH, Wastewater Treatment System, (XLCA), 4.75%, 12/1/46	2,998,447
3,510	New York, NY, Environmental Facilities Corp., (MBIA), 4.25%, 6/15/27	3,469,740
3,490	San Francisco, CA, City and County Public Utilities Commission, (FSA), 4.25%, 11/1/33	3,383,764
		$16,217,400
Insured-Water Revenue — 0.6%
$3,500	Seattle, WA, Water System, (FSA), 4.50%, 2/1/37	$3,485,580
		$3,485,580
Nursing Home — 0.9%
$770	Clovis, NM, Industrial Development Revenue, (Retirement Ranches, Inc.), 7.75%, 4/1/19(8)	$802,995
1,075	Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	1,095,339
1,090	Montgomery, PA, Industrial Development Authority, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	1,091,766
2,000	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	2,082,540
		$5,072,640
Other Revenue — 6.2%
$1,000	Barona, CA, (Band of Mission Indians), 8.25%, 1/1/20(2)	$1,042,110
2,805	California Statewide Communities Development Authority, (East Valley Tourist Development Authority), 8.25%, 10/1/14(2)	3,018,573
1,220	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	1,374,001
3,600	Golden State Tobacco Securitization Corp., CA, 5.00%, 6/1/45	3,741,516
10,000	Golden State Tobacco Securitization Corp., CA, 5.50%, 6/1/33(3)(4)	11,065,400
1,000	Mohegan Tribe Indians, CT, Gaming Authority, (Public Improvements), 6.25%, 1/1/21(2)	1,069,960
2,300	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	218,017
6,080	Northern Tobacco Securitization Corp., AK, 5.00%, 6/1/46	6,153,021
943	Santa Fe, NM, (Crow Hobbs), 8.50%, 9/1/16	982,536
3,000	Tobacco Settlement Financing Corp., NJ, 6.75%, 6/1/39(3)(4)	3,439,500
3,000	Tobacco Settlement Financing Corp., VA, 5.625%, 6/1/37(3)(4)	3,212,810

See notes to financial statements
7

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Other Revenue (continued)
$250	Willacy County, TX, Local Government Corp., 6.00%, 3/1/09	$254,165
		$35,571,609
Senior Living / Life Care — 2.1%
$335	Albuquerque, NM, Retirement Facilities, (La Vida Liena Retirement Center), 5.75%, 12/15/28	$346,440
1,395	Albuquerque, NM, Retirement Facilities, (La Vida Liena Retirement Center), 6.60%, 12/15/28	1,454,790
3,300	Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	3,365,571
1,500	Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	1,507,875
1,500	New Jersey Economic Development Authority, (Fellowship Village), 5.50%, 1/1/25	1,526,745
1,500	North Miami, FL, Health Care Facilities Authority, (Imperial Club), 6.125%, 1/1/42(6)	1,503,990
1,440	North Miami, FL, Health Care Facilities Authority, (Imperial Club), 6.75%, 1/1/33(8)	1,442,405
980	St. Paul, MN, Housing and Redevelopment, (Care Institute, Inc. - Highland), 8.75%, 11/1/24(10)	845,544
		$11,993,360
Special Tax Revenue — 4.4%
$2,500	Baltimore, MD, (Clipper Mill), 6.25%, 9/1/33	$2,728,200
750	Baltimore, MD, (Strathdale Manor), 7.00%, 7/1/33	841,643
1,465	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	1,558,848
1,250	Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	1,263,975
1,000	Capistrano, CA, Unified School District, 6.00%, 9/1/33	1,059,840
2,000	Cleveland-Cuyahoga County, OH, Port Authority, 7.00%, 12/1/18	2,199,740
1,500	Frederick County, MD, Urbana Community Development Authority, 6.625%, 7/1/25	1,542,420
435	Heritage Harbour, FL, South Community Development District, Capital Improvements, 5.25%, 11/1/08	436,183
640	Jurupa, CA, Community Services District, (Community Facilities District No. 16), 5.30%, 9/1/34	652,006
1,420	Lincoln, CA, Public Financing Authority, (Twelve Bridges), 6.20%, 9/2/25	1,491,653
6,300	New Jersey Economic Development Authority, (Cigarette Tax), 5.75%, 6/15/34(3)(4)	6,781,068
1,200	New York City, NY, Transitional Finance Authority, 4.75%, 11/1/23	1,234,032
2,485	River Hall Community Development District, FL, (Capital Improvements), 5.45%, 5/1/36	2,514,000

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue (continued)
$1,000	Tiverton, RI, Obligation Tax Increment, (Mount Hope Bay Village), 6.875%, 5/1/22	$1,087,780
		$25,391,388
Transportation — 1.8%
$9,570	Hudson Yards Infrastructure Corp., NY, 5.00%, 2/15/47	$10,126,208
		$10,126,208
Water and Sewer — 1.1%
$3,075	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$2,751,879
3,750	New York City Municipal Water Finance Authority, 4.75%, 6/15/38	3,863,775
		$6,615,654
Water Revenue — 5.2%
$16,200	Metropolitan Water District of Southern California, (Waterworks Revenue Authorization), 4.75%, 7/1/36(3)(4)	$16,847,271
13,290	New York State Environmental Facilities Corp., Clean Water, (Municipal Water Finance), 4.50%, 6/15/36	13,305,018
		$30,152,289
Total Tax-Exempt Investments — 110.6% (identified cost $609,466,753)		$639,440,146
Short-Term Investments — 1.2%
Principal Amount (000's omitted)	Security	Value
$7,000	Connecticut State Health and Educational Facilities Authority, (Yale University), Variable Rate, 3.35%, 7/1/37	$7,000,000
Total Short-Term Investments (at amortized cost, $7,000,000)		$7,000,000
Total Investments — 111.8% (identified cost $616,514,245)		$646,440,146
Other Assets, Less Liabilities — (11.8)%		$(68,400,095)
Net Assets — 100.0%		$578,040,051

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

See notes to financial statements
8

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

At December 31, 2006, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

California	19.0%
New York	18.0%
Others, representing less than 10% individually	74.8%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2006, 36.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.7% to 12.1% of total investments.

(1)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at December 31, 2006.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate value of the securities is $10,470,133 or 1.8% of the Fund's net assets.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(5)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(6)  When-issued security.

(7)  Defaulted bond.

(8)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(9)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at December 31, 2006.

(10)  Security is in default with respect to principal payments.

See notes to financial statements
9

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at value (identified cost, $616,514,245)	$646,440,146
Cash	3,367,860
Receivable for investments sold	50,316
Receivable for Fund shares sold	9,532,077
Interest receivable	7,065,439
Receivable for daily variation margin on open financial futures contracts	102,938
Receivable for open interest rate swap contracts	66,960
Total assets	$666,625,736
Liabilities
Payable for floating rate notes issued	$71,730,000
Payable for when-issued securities	14,384,245
Dividends payable	779,469
Interest expense and fees payable	710,086
Payable for Fund shares redeemed	356,648
Payable to affiliate for distribution and service fees	294,090
Payable to affiliate for investment advisory fees	205,812
Payable to affiliate for Trustees' fees	4,381
Accrued expenses	120,954
Total liabilities	$88,585,685
Net assets	$578,040,051
Sources of Net Assets
Paid-in capital	$553,505,262
Accumulated net realized loss (computed on the basis of identified cost)	(8,580,375)
Accumulated undistributed net investment income	118,709
Net unrealized appreciation (computed on the basis of identified cost)	32,996,455
Total	$578,040,051
Class A Shares
Net Assets	$407,852,185
Shares Outstanding	40,134,865
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.16
Maximum Offering Price Per Share (100 ÷ 95.25 of $10.16)	$10.67
Class B Shares
Net Assets	$46,013,177
Shares Outstanding	4,557,797
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.10
Class C Shares
Net Assets	$7,709,313
Shares Outstanding	763,468
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.10
Class I Shares
Net Assets	$116,465,376
Shares Outstanding	10,488,534
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.10
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Interest	$22,843,500
Total investment income	$22,843,500
Expenses
Investment adviser fee	$1,865,791
Trustees' fees and expenses	18,069
Distribution and service fees Class A	693,806
Class B	476,797
Class C	15,551
Custodian fee	187,484
Transfer and dividend disbursing agent fees	128,040
Registration fees	115,612
Legal and accounting services	67,582
Printing and postage	28,019
Interest expense and fees	1,630,716
Miscellaneous	75,692
Total expenses	$5,303,159
Deduct — Reduction of custodian fee	$83,103
Total expense reductions	$83,103
Net expenses	$5,220,056
Net investment income	$17,623,444
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,896,635
Financial futures contracts	(1,544,089)
Net realized gain	$2,352,546
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$8,686,518
Financial futures contracts	4,375,461
Interest rate swap contracts	66,960
Net change in unrealized appreciation (depreciation)	$13,128,939
Net realized and unrealized gain	$15,481,485
Net increase in net assets from operations	$33,104,929

See notes to financial statements
10

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$17,623,444	$12,727,841
Net realized gain (loss) from investment transactions and financial futures contracts	2,352,546	(4,676,965)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, and interest rate swap contracts	13,128,939	5,327,853
Net increase in net assets from operations	$33,104,929	$13,378,729
Distributions to shareholders — From net investment income Class A	$(11,723,813)	$(7,252,577)
Class B	(1,672,393)	(2,080,356)
Class C	(50,773)	—
Class I	(3,867,812)	(3,688,056)
Total distributions to shareholders	$(17,314,791)	$(13,020,989)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$231,445,151	$109,534,608
Class B	3,232,090	4,488,209
Class C	7,748,969	—
Class I	40,022,431	12,369,122
Net asset value of shares issued to shareholders in payment of distributions declared Class A	6,979,700	3,787,043
Class B	943,883	1,200,327
Class C	39,592	—
Class I	1,947,338	2,070,122
Cost of shares redeemed Class A	(39,856,814)	(28,536,902)
Class B	(8,328,062)	(9,497,835)
Class C	(152,270)	—
Class I	(7,459,619)	(7,359,191)
Net asset value of shares exchanged Class A	1,293,787	585,108
Class B	(1,293,787)	(585,108)
Net increase in net assets from Fund share transactions	$236,562,389	$88,055,503
Net increase in net assets	$252,352,527	$88,413,243
Net Assets
At beginning of year	$325,687,524	$237,274,281
At end of year	$578,040,051	$325,687,524
Accumulated undistributed net investment income included in net assets
At end of year	$118,709	$—

Statement of Cash Flows

For the Year Ended December 31, 2006
Cash flows from operating activities
Net increase in net assets from operations	$33,104,929
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Investments purchased	(530,450,102)
Investments sold	257,955,413
Net amortization of premium (discount)	(2,020,018)
Interest receivable	(1,970,687)
Receivable for daily variation margin on open financial futures contracts	104,312
Receivable for open interest rate swap contracts	(66,960)
Payable to affiliate for Trustees' fees	123
Payable for when-issued securities	14,384,245
Payable to affiliate for investment advisory fees	81,238
Payable to affiliate for distribution and service fees	112,306
Interest expense and fees payable	183,583
Accrued expenses	7,140
Net change in realized and unrealized (gain) loss on investments	(12,583,153)
Net cash provided in operating activities	$(241,157,631)
Cash flows from financing activities
Demand note payable	$(200,000)
Proceeds from shares sold	273,510,340
Shares redeemed	(55,867,119)
Cash distributions paid net of reinvestments	(7,160,285)
Proceeds from secured borrowings	52,750,000
Repayments of secured borrowings	(18,570,000)
Net cash provided by financing activities	$244,462,936
Net increase in cash	$3,305,305
Cash at beginning of period	$62,555
Cash at end of period	$3,367,860
Supplemental Disclosure of Cash Flow Information:
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of:	$9,910,513

See notes to financial statements
11

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2006(1)	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$9.800	$9.780	$9.900	$9.720	$9.340
Income (loss) from operations
Net investment income	$0.427	$0.447	$0.515	$0.526	$0.522
Net realized and unrealized gain (loss)	0.355	0.036	(0.081)	0.151	0.347
Total income from operations	$0.782	$0.483	$0.434	$0.677	$0.869
Less distributions
From net investment income	$(0.422)	$(0.463)	$(0.554)	$(0.497)	$(0.489)
Total distributions	$(0.422)	$(0.463)	$(0.554)	$(0.497)	$(0.489)
Net asset value — End of year	$10.160	$9.800	$9.780	$9.900	$9.720
Total Return(3)	8.16%	5.04%	4.56%	7.17%	9.51%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$407,852	$197,189	$111,706	$102,526	$85,048
Ratios (As a percentage of average daily net assets): Expenses excluding interest and fees	0.85%	0.89%	0.92%	0.89%	0.91%
Interest and fee expense(4)	0.39%	0.33%	0.24%	0.17%	0.19%
Total expenses	1.24%	1.22%	1.16%	1.06%	1.10%
Expenses after custodian fee reduction excluding interest and fees	0.83%	0.87%	0.91%	0.89%	0.91%
Net investment income	4.29%	4.56%	5.29%	5.42%	5.47%
Portfolio Turnover	54%	51%	36%	23%	21%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  As Restated — See Note 13.

(3)  Returns are historical and are calculated using the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1B).

See notes to financial statements
12

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2006(1)	2005(1)(2)	2004(1)(2)		2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$9.740	$9.710	$9.830		$9.660	$9.280
Income (loss) from operations
Net investment income	$0.355	$0.378	$0.439		$0.450	$0.447
Net realized and unrealized gain (loss)	0.350	0.039	(0.081)		0.142	0.348
Total income from operations	$0.705	$0.417	$0.358		$0.592	$0.795
Less distributions
From net investment income	$(0.345)	$(0.387)	$(0.478)		$(0.422)	$(0.415)
Total distributions	$(0.345)	$(0.387)	$(0.478)		$(0.422)	$(0.415)
Net asset value — End of year	$10.10	$9.740	$9.710		$9.830	$9.660
Total Return(3)	7.38%	4.37%	3.97	%(4)	6.26%	8.72%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$46,013	$49,728	$54,016		$61,793	$57,347
Ratios (As a percentage of average daily net assets): Expenses excluding interest and fees	1.60%	1.64%	1.67%		1.64%	1.66%
Interest and fee expense(5)	0.39%	0.33%	0.24%		0.17%	0.19%
Total expenses	1.99%	1.97%	1.91%		1.81%	1.85%
Expenses after custodian fee reduction excluding interest and fees	1.58%	1.62%	1.66%		1.64%	1.66%
Net investment income	3.60%	3.88%	4.54%		4.67%	4.71%
Portfolio Turnover	54%	51%	36%		23%	21%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  As Restated — See Note 13.

(3)  Returns are historical and are calculated using the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.21% due to a change in the timing of the reinvestment of distributions.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1B).

See notes to financial statements
13

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Period Ended December 31, 2006(1)(2)
Net asset value — Beginning of period	$9.720
Income (loss) from operations
Net investment income	$0.218
Net realized and unrealized gain	0.391
Total income from operations	$0.609
Less distributions
From net investment income	$(0.229)
Total distributions	$(0.229)
Net asset value — End of year	$10.100
Total Return(3)	6.33%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$7,709
Ratios (As a percentage of average daily net assets): Expenses excluding interest and fees	1.59	%(5)
Interest and fee expense(4)	0.39	%(5)
Total expenses	1.98	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.57	%(5)
Net investment income	3.25	%(5)
Portfolio Turnover	54	%(6)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business on May 2, 2006, to December 31, 2006.

(3)  Returns are historical and are calculated using the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1B).

(5)  Annualized.

(6)  For the year ended December 31, 2006.

See notes to financial statements
14

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31,
	2006(1)	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$10.710	$10.690	$10.810	$10.620	$10.200
Income (loss) from operations
Net investment income	$0.496	$0.521	$0.589	$0.602	$0.598
Net realized and unrealized gain (loss)	0.383	0.032	(0.079)	0.159	0.383
Total income from operations	$0.879	$0.553	$0.510	$0.761	$0.981
Less distributions
From net investment income	$(0.489)	$(0.533)	$(0.630)	$(0.571)	$(0.561)
Total distributions	$(0.489)	$(0.533)	$(0.630)	$(0.571)	$(0.561)
Net asset value — End of year	$11.100	$10.710	$10.690	$10.810	$10.620
Total Return(3)	8.40%	5.28%	4.91%	7.38%	9.84%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$116,465	$78,771	$71,552	$77,759	$82,600
Ratios (As a percentage of average daily net assets): Expenses excluding interest and fees	0.60%	0.64%	0.67%	0.64%	0.66%
Interest and fee expense(4)	0.39%	0.33%	0.24%	0.17%	0.19%
Total expenses	0.99%	0.97%	0.91%	0.81%	0.85%
Expenses after custodian fee reduction excluding interest and fees	0.58%	0.62%	0.66%	0.64%	0.66%
Net investment income	4.56%	4.86%	5.54%	5.68%	5.73%
Portfolio Turnover	54%	51%	36%	23%	21%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  As Restated — See Note 13.

(3)  Returns are historical and are calculated using the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized bases.

(4)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1B).

See notes to financial statements
15

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance AMT-Free Municipal Bond Fund (formerly Eaton Vance Municipal Bond Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to provide current income exempt from regular federal income tax. The Fund primarily invests in investment grade municipal obligations (those rated BBB, Baa or higher), but may also invest in lower rated obligations. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I shares generally are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Floating Rate Notes Issues in Conjunction with Securities Held — The Fund sells a fixed-rate bond to a broker for cash. At the same time the Fund buys a residual interest in a Special Purpose Vehicle (which is generally organized as a trust) ("SPV") assets and cash flows set up by the broker, often referred to as an inverse floating rate obligation ("Inverse Floater"). The broker deposits a fixed-rate bond into the trust with the same CUSIP number as the fixed-rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed-rate bond purchased from the Fund, (the "Fixed-Rate Bond"). The SPV also issues floating rate notes ("Floating Rate Notes") which are sold to third-parties. The Fund may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed-Rate Bond held by the SPV and the liquidation value of the Floating-Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed-Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board ("FASB") Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" ("FAS 140"), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and accounts for the Floating Rate Notes as a liability under the caption "payable for floating rate notes issued" in the Fund's "Statement of Assets and Liabilities". The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. At December 31, 2006, the Floating Rate Notes outstanding and the collateral for Floating Rate Notes outstanding were $71,730,000 and $116,662,319, respectively. The range of interest rates on the Floating Rate Notes outstanding at December 31, 2006 was 3.90% to 4.31%.

The Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities. The Fund's investment policies do not allow the Fund to borrow money for purposes of making investments. Management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes

16

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

pursuant to FAS 140, which is distinct from legal borrowing of the Fund to which the restrictions apply. Inverse Floaters held by the Fund are securities exempt from registration under Rules 144A of the Securities Act of 1933.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Interest Expense — Interest expense relates to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions. Interest expense is recorded as incurred.

E  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. At December 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $5,703,122 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover expires on December 31, 2012 ($4,273,717), and December 31, 2013 ($1,429,405).

F  Financial Futures Contracts — Upon the entering of a financial futures contract, the Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

G  Put Options on Financial Futures Contracts — Upon the purchase of a put option on a financial futures contract by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

H  When-issued and Delayed Delivery Transactions — The Fund may engage in when-issued and delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

I  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase and sale of securities. Pursuant to these agreements, the Fund makes bi-annual payments at a fixed interest rate. In exchange, the Fund receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

J  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

17

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

K  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

L  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

M  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

N  Indemnifications— Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

O  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

  2  Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended December 31,
	2006	2005
Distributions declared from:
Tax-exempt income	$17,314,739	$12,945,284
Ordinary Income	$52	$75,705

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$118,708
Capital loss carryforward	$(5,703,122)
Unrealized gain	$33,122,796
Other temporary differences	$(3,003,595)

  3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

	Year Ended December 31,
Class A	2006	2005
Sales	23,196,432	11,166,874
Issued to shareholders electing to receive payments of distributions in Fund shares	699,288	386,084
Redemptions	(4,012,314)	(2,913,963)
Exchange from Class B shares	130,883	59,562
Net increase	20,014,289	8,698,557

18

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended December 31,
Class B	2006	2005
Sales	328,680	460,904
Issued to shareholders electing to receive payments of distributions in Fund shares	95,578	123,145
Redemptions	(842,842)	(976,202)
Exchange to Class A shares	(131,692)	(59,950)
Net decrease	(550,276)	(452,103)
	Year Ended December 31,
Class C	2006(1)	2005
Sales	774,792	—
Issued to shareholders electing to receive payments of distributions in Fund shares	3,928	—
Redemptions	(15,252)	—
Net increase	763,468	—
	Year Ended December 31,
Class I	2006	2005
Sales	3,641,074	1,154,396
Issued to shareholders electing to receive payments of distributions in Fund shares	179,131	193,085
Redemptions	(687,387)	(687,176)
Net increase	3,132,818	660,305

(1)  Class C shares commenced operations on May 2, 2006.

  4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at the monthly rate of 0.025% (0.300% per annum) of the average daily net assets and 3.00% of gross income (excluding net realized gains on sales of securities) up to $500 million and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 2006, the fee was equivalent to 0.45% of the Fund's average daily net assets for such period and amounted to $1,865,791. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the year ended December 31, 2006, EVM received $9,293 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $59,365 and $353 from the Fund as its portion of the sales charge on sales of Class A and Class I shares, respectively, for the year ended December 31, 2006. EVD also receives distribution and service fees from Class A, Class B and Class C shares (see Note 5).

Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organizations.

  5  Distribution Plans

Class A has in effect a distribution plan (Class A Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 (1940 Act). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $693,806 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $357,598 and $11,689 for Class B and Class C

19

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

shares, respectively, to or payable to EVD for the year ended December 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $1,268,000 and $442,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended December 31, 2006 amounted to $119,199 and $3,862 for Class B and Class C shares, respectively.

  6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase) or a 1% or 0.50% CDSC if redeemed within one year or two years, respectively, on purchases through the Eaton Vance Supplemental Retirement Account. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $31,000, $106,000 and $200 of CDSC paid by Class A, Class B and Class C shareholders, respectively, for the year ended December 31, 2006.

  7  Purchases and Sales of Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $530,403,576 and $257,922,163 respectively.

  8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and affiliates in a $150 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

  9  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$544,657,904
Gross unrealized appreciation	$31,446,470
Gross unrealized depreciation	(1,394,228)
Net unrealized appreciation	$30,052,242

  10  Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

20

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

A summary of obligations under these financial instruments at December 31, 2006, is as follows:

Futures Contracts
Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
3/07	1,098 U.S Treasury Bond	Short	$(125,361,969)	$(122,358,375)	$3,003,594

At December 31, 2006, the Fund had entered into an interest rate swap agreement with Citibank, N.A. whereby the Fund makes bi-annual payments at a fixed rate equal to 3.925% on the notional amount of $12,650,000. In exchange, the Fund receives bi-annual payments at a rate equal to the USD-BMA Municipal Swap Index on the same notional amount. The effective date of the interest rate swap is August 16, 2007. The value of the contract, which terminates August 16, 2027, is recorded as a receivable for open swap contracts of $22,078.

At December 31, 2006, the Fund had entered into an interest rate swap agreement with Merrill Lynch Capital Services, Inc. whereby the Fund makes bi-annual payments at a fixed rate equal to 4.006% on the notional amount. In exchange, the Fund receives bi-annual payments at a rate equal to the USD-BMA Municipal Swap Index on the notional amount of $12,650,000. The effective date of the interest rate swap is August 7, 2007. The value of the contract, which terminates August 7, 2037, is recorded as a receivable for open swap contracts of $44,882.

At December 31, 2006, the Fund had sufficient cash and/or securities to cover margin requirements on open future contracts and swap contracts.

  11  Name Change

Effective May 1, 2006, Eaton Vance Municipal Bond Fund changed its name to Eaton Vance AMT-Free Municipal Bond Fund.

  12  Recently Issued Accounting Pronouncements

In June 2006, FASB issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

  13  Restatement Information

Subsequent to the issuance of its December 31, 2005 financial statements, the Fund determined that the criteria for sale accounting in FAS 140 had not been met for certain transfers of municipal bonds during the fiscal years ended December 31, 2005, 2004, 2003 and 2002 and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated the financial highlights for each of the four years in the periods ended December 31, 2005, 2004, 2003 and 2002, to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense in the Statement of Operations.

	2005		2004		2003		2002
	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated
Class A
Expense Ratios:
Total expenses	0.89%	1.22%	0.92%	1.16%	0.89%	1.06%	0.91%	1.10%
Portfolio Turnover					34%	23%
Class B
Expense Ratios:
Total expenses	1.64%	1.97%	1.67%	1.91%	1.64%	1.81%	1.66%	1.85%
Portfolio Turnover					34%	23%
Class I
Expense Ratios:
Total expenses	0.64%	0.97%	0.67%	0.91%	0.64%	0.81%	0.66%	0.85%
Portfolio Turnover					34%	23%

21

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

While the Statements of Assets and Liabilities as of December 31, 2005, 2004, 2003 and 2002 (not presented herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and payable for floating rate notes issued by corresponding amounts at each year end, with no effect on previously reported net assets. The Statements of Operations for the years ended December 31, 2005, 2004, 2003 and 2002 (not presented herein) have not been reissued to give effect to the restatement, but the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.

22

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance AMT-Free Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance AMT-Free Municipal Bond Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) (formerly Eaton Vance Municipal Bond Fund), including the portfolio of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 13 to the financial statements, the financial highlights for the years ended December 31, 2005, 2004, 2003, and 2002 have been restated.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

23

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Fund designates 100.0% of dividends from net investment income as an exempt-interest dividend.

24

Eaton Vance AMT-Free Municipal Bond Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

25

Eaton Vance AMT-Free Municipal Bond Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance AMT-Free Municipal Bond Fund, formerly known as the Eaton Vance Municipal Bond Fund (the "Fund"), with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes in such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and tax efficiency. The Board noted the experience of the Adviser's 30-person municipal bond team, which includes seven portfolio managers and nine credit specialists. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

26

Eaton Vance AMT-Free Municipal Bond Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

27

Eaton Vance AMT-Free Municipal Bond Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research,"EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1991	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 1986 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

28

Eaton Vance AMT-Free Municipal Bond Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

29

Investment Adviser
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance AMT-Free Municipal Bond Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

279-2/07  MBSRC

Annual Report December 31, 2006

EATON VANCE
TAX FREE
RESERVES

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax Free Reserves as of December 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

William H. Ahern, CFA
Portfolio Manager

Investment Environment

•                  During 2006, the U.S. economy grew at a solid pace, with low to moderate inflation. U.S. Gross Domestic Product (GDP), the primary indicator of growth, expanded at a robust 5.6% annualized rate in the first quarter of 2006, 2.6% in the second quarter, 2.0% in the third quarter and an estimated 3.5% in the fourth quarter. Unemployment moved lower to 4.5% in December 2006 from 4.9% a year earlier.

•                  At its June 2006 meeting, the Federal Reserve Board (the Fed) increased the Fed Funds target rate, a key short-term interest rate benchmark, by 25 basis points (0.25%). This was the Fed’s 17th consecutive increase since June 2004, and it brought the Fed Funds target rate to 5.25%. Since June 2006, the Fed has held short rates steady, awaiting further economic inputs to determine the future direction of interest rate moves.

•                  In past cycles, as the Fed has moved short-term interest rates higher, market forces have pushed intermediate and long-term bond yields higher as well. During the past year, yields on intermediate and long-term municipal bonds have actually fallen while short rates have risen. Unlike the treasury yield curve, however, short-term municipal yields remained lower than intermediate and long-term municipal yields at December 31, 2006.

The Fund

•                  During the year ended December 31, 2006, shareholders of Eaton Vance Tax Free Reserves received $0.027 per share in dividends.(1) The Fund’s total return for the same period was 2.71%.(2)

•                  During the year, management continued to maintain a relatively short weighted average maturity in the Fund to provide flexibility for interest rate increases, enabling it to reinvest more quickly and helping to increase the Fund’s income stream.

•                  Eaton Vance Tax Free Reserves invests principally in dollar-denominated, high-quality fixed-income securities, including bonds, notes and commercial paper, the interest from which is exempt from regular federal income tax.(1)

•                  The Fund seeks to invest in short-term obligations that have been rated in one of the two highest short-term ratings categories by at least two nationally recognized rating services.

•                  Taxes are always a concern for investors who wish to maximize their after-tax returns. A money market mutual fund investing in high-quality investments, exempt from regular federal income tax,(1) can be a sensible way to earn income, while seeking to preserve capital and maintain liquidity.(3)

(1)   A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax. Income may be subject to state income tax.

(2)   Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (if any) with all distributions reinvested. There is no sales charge. Absent an expense waiver by the investment adviser, the return would be lower.

(3)   An investment in the Fund is neither insured nor guaranteed by the U.S. Government. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund has no sales charge.

Asset Allocation*

By net assets

*  Asset allocation information may not be representative of the Fund’s current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

Eaton Vance Tax Free Reserves as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax Free Reserves

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual	$1,000.00	$1,014.40	$3.25	**
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,022.00	$3.26	**

*  Expenses are equal to the Fund's annualized expense ratio of 0.64% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006.

** Absent an expense waiver by the investment adviser, expenses would be higher.

2

Eaton Vance Tax Free Reserves as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 105.6%
Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded Notes / Bonds — 5.2%
$2,000	Jefferson County, AL, Sewer Revenue, (XLCA), (SPA: State Street B&T Co.), Prerefunded to 2/1/07, 5.75%, 2/1/07	$2,011,137
		$2,011,137
General Obligation Notes / Bonds — 6.5%
$1,000	Bay Village, OH, 4.50%, 7/20/07	$1,004,794
1,500	Texas, Tax and Revenue Anticipation, 4.50%, 8/31/07	1,509,120
		$2,513,914
Revenue Notes / Bonds — 11.7%
$500	Illinois Educational Facility Authority, (University of Chicago), 3.10%, 7/1/07	$498,417
2,000	Metropolitan Government of Nashville and Davidson County, TN, Health and Educational Facilities Revenue, (Ascension Health Credit Group), 3.40%, 1/3/07	1,999,965
1,000	Milwaukee, WI, School Revenue, 4.50%, 8/30/07	1,005,989
1,000	University of Texas, 5.00%, 8/15/07	1,009,054
		$4,513,425
Variable Rate Demand Obligations — 82.2%
$500	Chesapeake Bay Bridge and Tunnel Commission, VA, District Revenue, (MBIA), (SPA: Wachovia Bank N.A.), 3.95%, 7/1/25	$500,000
1,000	Cleveland-Cuyahoga County, OH, Port Authority Cultural Facility, (Playhouse Square Foundation), (LOC: Fifth Third Bank), 3.92%, 11/15/34	1,000,000
1,145	Colorado Educational and Cultural Facility Authority, (YMCA Metropolitan Denver), (LOC: Wells Fargo Bank N.A.), 3.91%, 7/1/18	1,145,000
1,400	Connecticut Health and Educational Facility Authority, (Bradley Health Care), (LOC: Bank of America), 3.87%, 7/1/29	1,400,000
1,850	Connecticut Health and Educational Facility Authority, (Yale University), 3.90%, 7/1/36	1,850,000
200	Delaware Valley, PA, Regional Finance Authority, Series A, (LOC: National Australia Bank), 3.91%, 12/1/17	200,000
700	Delaware Valley, PA, Regional Finance Authority, Series A, (LOC: National Australia Bank), 3.91%, 12/1/20	700,000
600	Delaware Valley, PA, Regional Finance Authority, Series C, (LOC: National Australia Bank), 3.91%, 12/1/20	600,000
500	Farmington, NM, Pollution Control Revenue, Series C, AMT, (Arizona Public Service Co.), (LOC: Barclays Bank PLC), 3.91%, 9/1/24	500,000
1,000	Fulco, GA, Hospital Authority, (Piedmont Hospital), (LOC: SunTrust Bank), 3.91%, 3/1/24	1,000,000

Principal Amount (000's omitted)	Security	Value
Variable Rate Demand Obligations (continued)
$400	Galveston, TX, Industrial Development Corp., AMT, (Mitchell Industries), (LOC: JP Morgan Chase Bank), 4.10%, 9/1/13	$400,000
1,245	Illinois, (FSA), (SPA: Wachovia Bank N.A.), 3.95%, 12/1/24	1,245,000
1,600	Illinois Development Finance Authority, (Chicago Symphony Orchestra), (LOC: Northern Trust Co.), 3.90%, 12/1/28	1,600,000
1,000	Illinois Development Finance Authority, Series C, (Provena Health), (MBIA), (SPA: Bank One N.A.), 3.89%, 5/1/28	1,000,000
1,500	Illinois Finance Authority Industrial Development Revenue, (Barton Manufacturing, Inc.), AMT, (LOC: National City Bank), 4.03%, 11/1/18	1,500,000
1,000	Illinois Finance Authority, (Northwestern University), 3.93%, 12/1/34	1,000,000
600	Indiana Municipal Power Agency and Power Supply System Revenue, Series A, (LOC: Dexia Credit Local), 3.91%, 1/1/18	600,000
1,000	Jefferson County, AL, Sewer Revenue, (XLCA), (SPA: State Street B&T Co.), 3.92%, 2/1/42	1,000,000
1,750	King County, WA, Sewer Revenue, (LOC: Helaba), 4.00%, 1/1/32	1,750,000
895	Lake Elsinore, CA, Recreation Authority Revenue, (Public Facilities), (LOC: Union Bank of CA), 3.84%, 2/1/32	895,000
425	Metropolitan Government of Nashville and Davidson County, TN, Industrial Development Revenue, (Dixie Graphics, Inc.), (LOC: SunTrust Bank), 3.92%, 5/1/09	425,000
700	Missouri Health and Educational Facility Authority Revenue, (Washington University), (SPA: JP Morgan Chase Bank), 3.97%, 9/1/30	700,000
1,000	Montgomery, AL, Industrial Development Board Pollution Control and Solid Waste Disposal, (General Electric Co.), 3.91%, 5/1/21	1,000,000
1,000	North Carolina Capital Facility Finance Agency, (Wake Forest University), 3.89%, 1/1/18	1,000,000
400	Ohio Higher Educational Facility Commission, (John Carroll University), (LOC: Allied Irish Bank PLC), 3.92%, 11/15/31	400,000
900	Pasadena, TX, School District, (SPA: Bank of America N.A.), (PSF Guaranteed), 3.92%, 8/15/26	900,000
500	Pennsylvania Turnpike Commission, (Oil Franchise), (AMBAC), (Liq: Citigroup Financial), 3.76%, 12/1/15	500,000
955	Pennsylvania Turnpike Commission, (Oil Franchise), (AMBAC), (Liq: Citigroup Financial), 3.76%, 12/15/15	955,000
1,400	Private Colleges and Universities Authority, GA, (Emory University), 3.87%, 9/1/35	1,400,000
1,300	South Barrington, IL, (Cook County), (LOC: Harris Trust & Savings Bank), 4.15%, 12/1/27	1,300,000
1,000	Travis County, TX, Housing Finance Corp., (Multi-Family Housing), (Travis Apartments), (Liq: FNMA), 3.90%, 2/15/34	1,000,000

See notes to financial statements
3

Eaton Vance Tax Free Reserves as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Variable Rate Demand Obligations (continued)
$1,300	University of Pittsburgh of the Commonwealth System of Higher Education, PA, (University of PA), (SPA: DEPFA Bank PLC), 3.95%, 9/15/24	$1,300,000
860	West Memphis, AR, Public Facility Board, AMT, (West Memphis Meadow 98 Apts.), (Liq: FHLMC), 3.97%, 12/1/34	860,000
		$31,625,000
Total Tax-Exempt Investments — 105.6% (identified cost $40,663,476)(1)		$40,663,476
Other Assets, Less Liabilities — (5.6)%		$(2,166,952)
Net Assets — 100.0%		$38,496,524

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

FSA - Financial Security Assurance, Inc.

LOC - Letter of Credit

Liq - Liquidity Provider

MBIA - Municipal Bond Insurance Association

PSF - Permanent School Fund

SPA - Standby Bond Purchase Agreement

XLCA - XL Capital Assurance, Inc.

The stated interest rate on variable rate demand obligations represents the rate in effect at December 31, 2006.

At December 31, 2006, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

Alabama	10.4%
Illinois	21.2%
Pennsylvania	11.1%
Texas	12.5%
Others, representing less than 10% individually	50.4%

At December 31, 2006, the concentration of the Fund's investments in the various industries, determined as a percentage of net assets, is as follows:

Education	23.8%
Other Revenue	16.2%
General Obligation	15.5%
Healthcare	14.0%
Others, representing less than 10% individually	36.1%

(1)  Cost for federal income taxes is the same.

See notes to financial statements
4

Eaton Vance Tax Free Reserves as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at amortized cost	$40,663,476
Cash	936,529
Receivable for Fund shares sold	4,652
Interest receivable	251,356
Total assets	$41,856,013
Liabilities
Payable for Fund shares redeemed	$3,231,006
Dividends payable	74,216
Payable to affiliate for investment advisory fees	10,379
Payable to affiliate for Trustees' fees	426
Accrued expenses	43,462
Total liabilities	$3,359,489
Net Assets for 38,514,527 shares of beneficial interest outstanding	$38,496,524
Sources of Net Assets
Paid-in capital	$38,496,980
Accumulated net realized loss (computed on the basis of identified cost)	(456)
Total	$38,496,524
Shares of Beneficial Interest Outstanding
38,514,527
Net Asset Value, Offering Price and Redemption Price Per Share
($38,496,524 ÷ 38,514,527 shares of beneficial interest outstanding)	$1.00

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Interest	$1,311,083
Total investment income	$1,311,083
Expenses
Investment adviser fee	$194,871
Trustees' fees and expenses	1,681
Custodian fee	42,878
Legal and accounting services	34,077
Registration fees	20,763
Printing and postage	8,901
Transfer and dividend disbursing agent fees	4,740
Miscellaneous	5,011
Total expenses	$312,922
Deduct — Reduction of custodian fee	$32,177
Reduction of investment adviser fee	13,902
Total expense reductions	$46,079
Net expenses	$266,843
Net investment income	$1,044,240
Realized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(220)
Net realized loss	$(220)
Net increase in net assets from operations	$1,044,020

See notes to financial statements
5

Eaton Vance Tax Free Reserves as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$1,044,240	$570,826
Net realized loss from investment transactions	(220)	—
Net increase in net assets from operations	$1,044,020	$570,826
Distributions to shareholders — From net investment income	$(1,044,240)	$(570,826)
Total distributions to shareholders	$(1,044,240)	$(570,826)
Transactions in shares of beneficial interest Net asset of $1.00 per share — Proceeds from sale of shares	$74,804,202	$77,348,986
Net asset value of shares issued to shareholders in payment of distributions declared	232,085	154,803
Cost of shares redeemed	(70,597,404)	(69,039,589)
Net increase in net assets from Fund share transactions	$4,438,883	$8,464,200
Net increase in net assets	$4,438,663	$8,464,200
Net Assets
At beginning of year	$34,057,861	$25,593,661
At end of year	$38,496,524	$34,057,861

See notes to financial statements
6

Eaton Vance Tax Free Reserves as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2006		2005		2004		2003		2002
Net asset value — Beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations
Net investment income	$0.027		$0.017		$0.005		$0.004		$0.008
Less distributions
From net investment income	$(0.027)		$(0.017)		$(0.005)		$(0.004)		$(0.008)
Total distributions	$(0.027)		$(0.017)		$(0.005)		$(0.004)		$(0.008)
Net asset value — End of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total Return(1)	2.71%		1.67%		0.51%		0.44%		0.81%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$38,497		$34,058		$25,594		$29,519		$29,265
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction	0.77	%(2)	0.82	%(2)	0.83	%(2)	0.77	%(2)	0.85%
Net expenses after custodian fee reduction	0.69	%(2)	0.71	%(2)	0.73	%(2)	0.67	%(2)	0.74%
Net investment income	2.68%		1.69%		0.50%		0.43%		0.81%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(2)  The investment adviser voluntarily waived a portion of its investment advisory fee (equal to 0.04%, 0.03%, less than 0.01% and 0.01% of average daily net assets for 2006, 2005, 2004 and 2003, respectively).

See notes to financial statements
7

Eaton Vance Tax Free Reserves as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax Free Reserves (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as an open-end management investment company. The Fund's investment objective is to provide as high a rate of income exempt from regular federal income tax as may be consistent with preservation of capital and maintenance of liquidity. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Security Valuation — The Fund values investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company Act of 1940, pursuant to which the Fund must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Interest Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of any discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $456, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire on December 31, 2011 ($109), December 31, 2012 ($127) and December 31, 2014 ($220). Dividends paid by the Fund from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for shareholders.

D  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividends to shareholders are recorded on the ex-dividend date.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Such dividends are paid monthly. Distributions are paid in the form of additional

8

Eaton Vance Tax Free Reserves as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

shares of the Fund, or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Distributions declared from:
Tax-exempt income	$1,041,315	$569,146
Ordinary income	$2,925	$1,680

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(456)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management, investment advisory, and other services rendered to the Fund and is computed at the monthly rate of 1/24 of 1% (0.50% annually) of the Fund's average daily net assets. For the year ended December 31, 2006, the fee amounted to $194,871. Pursuant to a voluntary fee waiver, EVM waived $13,902 of its investment adviser fee for the year ended December 31, 2006. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2006, EVM received $387 in sub-transfer agent fees. Certain officers and Trustees of the Fund are officers of the above organization.

4  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

5  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

6  Purchases and Sales of Investments

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales (including maturities) of investments aggregated $75,817,975 and $69,726,625, respectively, for year ended December 31, 2006.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15,

9

Eaton Vance Tax Free Reserves as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

10

Eaton Vance Tax Free Reserves as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax Free Reserves:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax Free Reserves, a series of Eaton Vance Mutual Funds Trust, (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

11

Eaton Vance Tax Free Reserves as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Fund designates 99.72% of dividends from net investment income as an exempt-interest dividend.

12

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the

13

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax Free Reserves (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three, five- and ten-year periods ended September 30, 2005 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by the Fund's emphasis on quality and its lower proportion of securities which produce income subject to alternative minimum tax ("AMT Securities"). AMT Securities generally have higher yields than securities which produce income not subject to

14

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

alternative minimum tax. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

15

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corporation, "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1991	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 1986 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

16

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

17

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

18

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Tax Free Reserves
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

277-2/07  TRSRC

Annual Report December 31, 2006

EATON VANCE
TAX-MANAGED
GROWTH
FUND
1.1

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

Management’s discussion of fund performance

Lewis R. Piantedosi

Co-Portfolio Manager

Duncan W. Richardson, CFA

Co-Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended December 31, 2006, Eaton Vance Tax-Managed Growth Fund 1.1 (the Fund) Class A shares had a total return of 13.28%. This return was the result of an increase in net asset value (NAV) per share to $26.13 on December 31, 2006, from $23.31 on December 31, 2005, and the reinvestment of $0.277 per share in dividend income.(1)

•                  The Fund’s Class B shares had a total return of 12.43% during the same period, the result of an increase in NAV per share to $24.92 on December 31, 2006, from $22.17 on December 31, 2005, and the reinvestment of $0.005 per share in dividend income.(1)

•                  The Fund’s Class C shares had a total return of 12.41% during the same period, the result of an increase in NAV per share to $23.78 on December 31, 2006, from $21.24 on December 31, 2005, and the reinvestment of $0.096 per share in dividend income.(1)

•                  The Fund’s Class I shares had a total return of 13.51% during the same period, the result of an increase in NAV per share to $24.63 on December 31, 2006, from $21.99 on December 31, 2005, and the reinvestment of $0.332 per share in dividend income.(1)

•                  The Fund’s Class S shares had a total return of 13.37% during the same period, the result of an increase in NAV per share to $26.33 on December 31, 2006, from $23.47 on December 31, 2005, and the reinvestment of $0.280 per share in dividend income.(1)

•      For comparison, the S&P 500 Index – a broad based, unmanaged market index commonly used as a measure of overall U.S. stock market performance – had a total return of 15.78% for the same period. The Lipper Large-Cap Core Classification had a total return of 13.53% for the same period.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•                  The year ended December 31, 2006 marked another impressive year for equities as broad U.S. markets locked in a fourth consecutive annual gain. Helping fuel the rally were easing inflation and housing concerns, as well as declining oil prices and a continued pause in interest rate increases. Record levels of mergers and private equity activity further supported higher stock prices during the year, as did better than expected earnings and profit results. Price gains for the year were broad-based, but of particular note were the double digit gains realized by the blue chip Dow Industrial Average and the S&P 500 Index.

•                  For the year ended December 31, 2006, each of the 10 major sectors included in the S&P 500 Index registered positive returns. Telecommunications, energy and utilities were top performing S&P 500 Index sectors during the year, while the health care and information technology sectors had the weakest performance. Market leading industries of 2006 included diversified telecommunications, real estate investment trusts and investment bank and brokerage. In contrast, internet and catalog retailers, biotechnology and educational service industries realized weaker returns for the year. During the course of the year, on average, small-cap stocks outperformed large-cap stocks and the value investment style continued to lead growth.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class S shares are offered to certain investors at net asset value.

(2)       It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Classification return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

•                  The Fund invests its assets in Tax-Managed Growth Portfolio (the Portfolio), a separate registered investment company with the same objective and investment policies as the Fund. The Portfolio in turn invests primarily in common stocks of established growth companies. The Fund underperformed its benchmark due in part to differences in sector allocation and stock selection in the Portfolio versus the S&P 500 Index.

•                  During the year ended December 31, 2006, the Portfolio remained overweight in the industrials, consumer staples and consumer discretionary sectors, while continuing to underweight the technology, telecommunications and utilities sectors. The Portfolio benefited from its emphasis of the strong performing energy and consumer discretionary sectors and relatively stronger investment selection within commercial banks and metals and mining versus the S&P 500 Index. The Portfolio’s underweight of the technology sector was also helpful, particularly within the semiconductor and internet software industries, as stocks in those sectors experienced significant declines over the course of the year.

•                  During the year ended December 31, 2006, the Portfolio’s de-emphasis of high dividend yielding stocks, such as those in the utilities and telecommunications sectors, hurt performance, as did the weak performance of certain Portfolio holdings in the health care and consumer staples sectors. Despite positive performance from holdings in the air freight and machinery stocks industries, the Portfolio’s overweight of the lagging industrials sector negatively impacted returns.

Ten Largest Holdings*

By net assets

Exxon Mobil Corp.	2.64%
General Electric Co.	2.37%
Procter & Gamble Co.	2.34%
American International Group	2.22%
Conoco Phillips	2.17%
Pepsico Inc.	1.90%
BPPLC Spons ADR	1.68%
Deere & Co.	1.55%
Amgen Inc.	1.47%
Danaher Corp.	1.44%

Common Stock Investments by Sector**

By net assets

*                 Ten Largest Holdings represented 19.78% of Portfolio net assets as of December 31, 2006. Holdings are subject to change due to active management.

**          As a percentage of the Portfolio’s net assets as of December 31, 2006. Portfolio information may not be representative of current or future investments and may change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A and Class B of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of U.S. stock market performance. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C	Class I	Class S
Average Annual Total Returns (at net asset value)
One Year	13.28%	12.43%	12.41%	13.51%	13.37%
Five Years	5.02%	4.24%	4.24%	5.28%	5.16%
Ten Years	8.68%	7.85%	7.79%	N.A.	N.A.
Life of Fund†	9.69%	8.87%	8.75%	3.48%	3.44%
SEC Average Annual Total Returns (including sales charge at applicable CDSC)
One Year	6.78%	7.43%	11.41%	13.51%	13.37%
Five Years	3.78%	3.89%	4.24%	5.28%	5.16%
Ten Years	8.04%	7.85%	7.79%	N.A.	N.A.
Life of Fund†	9.08%	8.87%	8.75%	3.48%	3.44%

†                  Inception Dates – Class A and Class B: 3/28/96; Class C: 8/2/96; Class I: 7/2/99; Class S: 5/14/99

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC. Class I and Class S shares are offered to certain investors at net asset value.

**          Source: Thomson Financial. Class A and Class B of the Fund commenced investment operations on 3/28/96. A $10,000 hypothetical investment at net asset value in Class C shares on 12/31/96, Class I shares on 7/2/99, and Class S shares on 5/14/99 would have been valued at $21,175, $12,921, and $12,952 respectively, on December 31, 2006. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended December 31, 2006)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	13.28%	5.02%	9.69%
Return After Taxes on Distributions	13.10%	4.92%	9.63%
Return After Taxes on Distributions and Sale of Fund Shares	8.87%	4.32%	8.66%

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	6.78%	3.78%	9.08%
Return After Taxes on Distributions	6.61%	3.68%	9.02%
Return After Taxes on Distributions and Sale of Fund Shares	4.63%	3.24%	8.11%

Average Annual Total Returns

(For the periods ended December 31, 2006)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of fund
Return Before Taxes	12.41%	4.24%	8.75%
Return After Taxes on Distributions	12.34%	4.22%	8.74%
Return After Taxes on Distributions and Sale of Fund Shares	8.15%	3.64%	7.80%

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	11.41%	4.24%	8.75%
Return After Taxes on Distributions	11.34%	4.22%	8.74%
Return After Taxes on Distributions and Sale of Fund Shares	7.50%	3.64%	7.80%

Class A and Class B of the Fund commenced investment operations on 3/28/96, Class C commenced operations on 8/2/96, Class I commenced operations on 7/2/99, and Class S commenced operations on 5/14/99. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge or applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Average Annual Total Returns

(For the periods ended December 31, 2006)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	12.43%	4.24%	8.87%
Return After Taxes on Distributions	12.42%	4.23%	8.86%
Return After Taxes on Distributions and Sale of Fund Shares	8.08%	3.64%	7.92%

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	7.43%	3.89%	8.87%
Return After Taxes on Distributions	7.42%	3.89%	8.86%
Return After Taxes on Distributions and Sale of Fund Shares	4.83%	3.35%	7.92%

Average Annual Total Returns

(For the periods ended December 31, 2006)

Returns at Net Asset Value (NAV) (Class I)

	One Year	Five Years	Life of Fund
Return Before Taxes	13.51%	5.28%	3.48%
Return After Taxes on Distributions	13.28%	5.12%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares	9.08%	4.54%	2.99%

Average Annual Total Returns

(For the periods ended December 31, 2006)

Returns at Net Asset Value (NAV) (Class S)

	One Year	Five Years	Life of Fund
Return Before Taxes	13.37%	5.16%	3.71%
Return After Taxes on Distributions	12.96%	5.01%	3.61%
Return After Taxes on Distributions and Sale of Fund Shares	8.69%	4.39%	3.17%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual
Class A	$1,000.00	$1,102.10	$4.34
Class B	$1,000.00	$1,098.00	$8.30
Class C	$1,000.00	$1,098.20	$8.30
Class I	$1,000.00	$1,103.50	$2.97
Class S	$1,000.00	$1,102.30	$3.87
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$4.18
Class B	$1,000.00	$1,017.30	$7.98
Class C	$1,000.00	$1,017.30	$7.98
Class I	$1,000.00	$1,022.40	$2.85
Class S	$1,000.00	$1,021.50	$3.72

* Expenses are equal to the Fund's annualized expense ratio of 0.82% for Class A shares, 1.57% for Class B shares, 1.57% for Class C shares, 0.56% for Class I shares, and 0.73% for Class S shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $1,571,349,685)	$2,950,659,937
Receivable for Fund shares sold	3,348,348
Total assets	$2,954,008,285
Liabilities
Payable for Fund shares redeemed	$4,484,941
Payable to affiliate for distribution and service fees	2,503,975
Payable to affiliate for Trustees' fees	1,168
Other accrued expenses	735,355
Total liabilities	$7,725,439
Net Assets	$2,946,282,846
Sources of Net Assets
Paid-in capital	$2,282,220,205
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(715,263,731)
Accumulated undistributed net investment income	16,120
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	1,379,310,252
Total	$2,946,282,846
Class A Shares
Net Assets	$1,491,828,461
Shares Outstanding	57,099,065
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$26.13
Maximum Offering Price Per Share (100 ÷ 94.25 of $26.13)	$27.72
Class B Shares
Net Assets	$805,778,283
Shares Outstanding	32,334,113
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$24.92
Class C Shares
Net Assets	$597,398,532
Shares Outstanding	25,126,418
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$23.78
Class I Shares
Net Assets	$18,150,192
Shares Outstanding	736,823
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$24.63
Class S Shares
Net Assets	$33,127,378
Shares Outstanding	1,257,932
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$26.33
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $744,954)	$54,458,124
Interest allocated from Portfolio	413,296
Security lending income allocated from Portfolio, net	69,586
Expenses allocated from Portfolio	(13,326,369)
Net investment income from Portfolio	$41,614,637
Expenses
Trustees' fees and expenses	$2,594
Distribution and service fees Class A	3,192,567
Class B	10,716,839
Class C	6,022,281
Class S	64,189
Transfer and dividend disbursing agent fees	2,314,854
Printing and postage	315,232
Legal and accounting services	167,009
Registration fees	80,390
Custodian fee	35,656
Miscellaneous	166,750
Total expenses	$23,078,361
Net investment income	$18,536,276
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (identified cost basis)	$103,722,978
Foreign currency transactions	(3,629)
Net realized gain	$103,719,349
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$234,578,541
Foreign currency	16,456
Net change in unrealized appreciation (depreciation)	$234,594,997
Net realized and unrealized gain	$338,314,346
Net increase in net assets from operations	$356,850,622

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005*
From operations — Net investment income	$18,536,276	$11,989,863
Net realized gain from investment transactions, securities sold short and foreign currency transactions	103,719,349	5,767,762
Net change in unrealized appreciation (depreciation) of investments, securities sold short and foreign currency	234,594,997	92,989,912
Net increase in net assets from operations	$356,850,622	$110,747,537
Distributions to shareholders — From net investment income Class A	$(15,659,924)	$(9,808,986)
Class B	(165,052)	(364,224)
Class C	(2,392,217)	(1,187,211)
Class I	(98,814)	(7,699)
Class S	(352,101)	(304,421)
From tax return of capital
Class A	(16,911)	—
Class B	(178)	—
Class C	(2,584)	—
Class I	(94)	—
Class S	(384)	—
Total distributions to shareholders	$(18,688,259)	$(11,672,541)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$13,542,210	$14,148,781
Class B	5,549,199	10,791,658
Class C	7,652,697	10,646,632
Class I	35,440,866	43,057
Net asset value of shares issued to shareholders in payment of distributions declared Class A	12,497,715	8,026,244
Class B	133,002	289,604
Class C	1,743,629	865,142
Class I	4,691	3,332
Class S	22,542	31,060
Cost of shares redeemed Class A	(238,710,883)	(226,726,612)
Class B	(268,213,651)	(394,301,040)
Class C	(114,102,088)	(141,044,527)
Class I	(17,953,607)	(128,004)
Class S	(3,584,247)	(2,321,325)
Net asset value of shares exchanged Class A	457,286,708	243,804,384
Class B	(457,286,708)	(243,804,384)
Net decrease in net assets from Fund share transactions	$(565,977,925)	$(719,675,998)
Net decrease in net assets	$(227,815,562)	$(620,601,002)

Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005*
At beginning of year	$3,174,098,408	$3,794,699,410
At end of year	$2,946,282,846	$3,174,098,408
Accumulated undistributed net investment income included in net assets
At end of year	$16,120	$278,508

*  Amounts were reclassified for the year ended December 31, 2005 resulting in an increase in net realized gain (loss) and a decrease in net change in unrealized appreciation (depreciation) of $174,223,923. This amount was reclassified due to the correction of the allocation of realized gain (loss). These changes had no effect on the Fund's net asset value, net assets, net investment income, net increase in net assets from operations, financial highlights or total return.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2006	2005		2004		2003	2002
Net asset value — Beginning of year	$23.310	$22.550		$20.800		$16.920	$21.100
Income (loss) from operations
Net investment income(1)	$0.258	$0.197		$0.175		$0.120	$0.091
Net realized and unrealized gain (loss)	2.839	0.772		1.757		3.836	(4.271)
Total income (loss) from operations	$3.097	$0.969		$1.932		$3.956	$(4.180)
Less distributions
From net investment income	$(0.277)	$(0.209)		$(0.182)		$(0.076)	$—
From tax return of capital	0.000 (2)	—		—		—	—
Total distributions	$(0.277)	$(0.209)		$(0.182)		$(0.076)	$—
Net asset value — End of year	$26.130	$23.310		$22.550		$20.800	$16.920
Total Return(3)	13.28%	4.29%		9.30%		23.39%	(19.81)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,491,828	$1,097,719		$1,024,002		$982,531	$958,625
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.80%	0.83	%(6)	0.80	%(6)	0.85%	0.81%
Expenses after custodian fee reduction(4)	0.80%	0.83	%(6)	0.80	%(6)	0.85%	0.81%
Net investment income	1.05%	0.87	%(6)	0.82	%(6)	0.66%	0.48%
Portfolio Turnover of the Portfolio(5)	1%	0	%(7)	3%		15%	23%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 7%, 6%, 10%, 21%, and 30% for 2006, 2005, 2004, 2003, and 2002, respectively.

(6)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively).

(7)  Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2006	2005		2004		2003	2002
Net asset value — Beginning of year	$22.170	$21.430		$19.760		$16.130	$20.270
Income (loss) from operations
Net investment income (loss)(1)	$0.065	$0.025		$0.012		$(0.016)	$(0.048)
Net realized and unrealized gain (loss)	2.690	0.721		1.667		3.646	(4.092)
Total income (loss) from operations	$2.755	$0.746		$1.679		$3.630	$(4.140)
Less distributions
From net investment income	$(0.005)	$(0.006)		$(0.009)		$—	$—
From tax return of capital	0.000 (2)	—		—		—	—
Total distributions	$(0.005)	$(0.006)		$(0.009)		$—	$—
Net asset value — End of year	$24.920	$22.170		$21.430		$19.760	$16.130
Total Return(3)	12.43%	3.48%		8.50%		22.50%	(20.42)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$805,778	$1,408,499		$1,991,318		$2,321,779	$2,217,673
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.55%	1.58	%(6)	1.55	%(6)	1.60%	1.56%
Expenses after custodian fee reduction(4)	1.55%	1.58	%(6)	1.55	%(6)	1.60%	1.56%
Net investment income (loss)	0.28%	0.12	%(6)	0.06	%(6)	(0.09)%	(0.27)%
Portfolio Turnover of the Portfolio(5)	1%	0	%(7)	3%		15%	23%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 7%, 6%, 10%, 21%, and 30% for 2006, 2005, 2004, 2003, and 2002, respectively.

(6)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively).

(7)  Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2006	2005		2004		2003	2002
Net asset value — Beginning of year	$21.240	$20.560		$18.970		$15.490	$19.460
Income (loss) from operations
Net investment income (loss)(1)	$0.065	$0.024		$0.013		$(0.015)	$(0.046)
Net realized and unrealized gain (loss)	2.571	0.696		1.602		3.495	(3.924)
Total income (loss) from operations	$2.636	$0.720		$1.615		$3.480	$(3.970)
Less distributions
From net investment income	$(0.096)	$(0.040)		$(0.025)		$—	$—
From tax return of capital	0.000 (2)	—		—		—	—
Total distributions	$(0.096)	$(0.040)		$(0.025)		$—	$—
Net asset value — End of year	$23.780	$21.240		$20.560		$18.970	$15.490
Total Return(3)	12.41%	3.50%		8.52%		22.47%	(20.40)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$597,399	$634,290		$744,512		$818,715	$787,374
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.55%	1.58	%(6)	1.55	%(6)	1.60%	1.56%
Expenses after custodian fee reduction(4)	1.55%	1.58	%(6)	1.55	%(6)	1.60%	1.56%
Net investment income (loss)	0.29%	0.12	%(6)	0.07	%(6)	(0.09)%	(0.27)%
Portfolio Turnover of the Portfolio(5)	1%	0	%(7)	3%		15%	23%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 7%, 6%, 10%, 21%, and 30% for 2006, 2005, 2004, 2003, and 2002, respectively.

(6)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively).

(7)  Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31,
	2006	2005(1)		2004(1)		2003(1)	2002(1)
Net asset value — Beginning of year	$21.990	$21.290		$19.860		$16.130	$20.060
Income (loss) from operations
Net investment income(2)	$0.240	$0.238		$0.219		$0.159	$0.133
Net realized and unrealized gain (loss)	2.732	0.726		1.685		3.665	(4.063)
Total income (loss) from operations	$2.972	$0.964		$1.904		$3.824	$(3.930)
Less distributions
From net investment income	$(0.332)	$(0.264)		$(0.474)		$(0.094)	$—
From tax return of capital	0.000 (3)	—		—		—	—
Total distributions	$(0.332)	$(0.264)		$(0.474)		$(0.094)	$—
Net asset value — End of year	$24.630	$21.990		$21.290		$19.860	$16.130
Total Return(4)	13.51%	4.52%		9.58%		23.76%	(19.62)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$18,150	$644		$709		$679	$575
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	0.55%	0.58	%(7)	0.55	%(7)	0.60%	0.56%
Expenses after custodian fee reduction(5)	0.55%	0.58	%(7)	0.55	%(7)	0.60%	0.56%
Net investment income	1.00%	1.12	%(7)	1.08	%(7)	0.91%	0.75%
Portfolio Turnover of the Portfolio(6)	1%	0	%(8)	3%		15%	23%

(1)  Per share data have been restated to reflect the effects of a 1-for-0.4979060 reverse stock split effective on November 11, 2005.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Less than $0.001 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 7%, 6%, 10%, 21%, and 30% for 2006, 2005, 2004, 2003, and 2002, respectively.

(7)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively).

(8)  Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class S
	Year Ended December 31,
	2006	2005		2004		2003	2002
Net asset value — Beginning of year	$23.470	$22.680		$20.880		$16.970	$21.150
Income (loss) from operations
Net investment income(1)	$0.288	$0.235		$0.211		$0.144	$0.111
Net realized and unrealized gain (loss)	2.852	0.772		1.779		3.857	(4.291)
Total income (loss) from operations	$3.140	$1.007		$1.990		$4.001	$(4.180)
Less distributions
From net investment income	$(0.280)	$(0.217)		$(0.190)		$(0.091)	$—
From tax return of capital	0.000 (2)	—		—		—	—
Total distributions	$(0.280)	$(0.217)		$(0.190)		$(0.091)	$—
Net asset value — End of year	$26.330	$23.470		$22.680		$20.880	$16.970
Total Return(3)	13.37%	4.43%		9.54%		23.58%	(19.76)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$33,127	$32,946		$34,158		$35,292	$34,713
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.68%	0.66	%(6)	0.64	%(6)	0.71%	0.71%
Expenses after custodian fee reduction(4)	0.68%	0.66	%(6)	0.64	%(6)	0.71%	0.71%
Net investment income	1.17%	1.04	%(6)	0.99	%(6)	0.79%	0.59%
Portfolio Turnover of the Portfolio(5)	1%	0	%(7)	3%		15%	23%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 7%, 6%, 10%, 21%, and 30% for 2006, 2005, 2004, 2003, and 2002, respectively.

(6)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively).

(7)  Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has five classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Class S shares were issued in connection with the acquisition of a private investment company and are exempt from registration under the Securities Act of 1933. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of Tax-Managed Growth Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (14.5% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $150,033,109 which will reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on December 31, 2009 ($50,444,437) and December 31, 2010 ($99,588,672).

At December 31, 2006, net losses of $1,047 attributable to currency transactions incurred after October 31, 2006 are treated as arising on the first day of the Fund's taxable year ending December 31, 2007.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2006, there were no credit balances used to reduce the Fund's custodian fee.

F  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders

The Fund's policy is to distribute annually (normally in December) substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute annually all or substantially all of its net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 were as follows:

	Year Ended December 31,
	2006	2005
Distributions declared from:
Ordinary income	$18,668,108	$11,672,541
Return of capital	$20,151	$—

During the year ended December 31, 2006, accumulated paid-in capital was increased by $125,112,696, accumulated undistributed net investment income was decreased by $130,556, and accumulated net realized gain was decreased by $124,982,140 primarily due to differences between book and tax accounting treatment of foreign currency gain (loss) and redemptions in-kind. Additionally, amounts were reclassified resulting in an increase in accumulated paid-in capital and a decrease in accumulated net realized gains of $1,020,534,689 due to the correction of the allocation of realized gain (loss). These changes had no effect on the Fund's net assets or net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(150,033,109)
Unrealized appreciation	$814,096,797
Other temporary differences	$(1,047)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2006	2005
Sales	546,820	629,109
Issued to shareholders electing to receive payments of distributions in Fund shares	475,741	340,818
Redemptions	(9,781,579)	(10,066,758)
Exchange from Class B shares	18,770,325	10,784,321
Net increase	10,011,307	1,687,490
	Year Ended December 31,
Class B	2006	2005
Sales	239,506	506,635
Issued to shareholders electing to receive payments of distributions in Fund shares	5,307	12,923
Redemptions	(11,627,932)	(18,508,312)
Exchange to Class A shares	(19,802,748)	(11,397,988)
Net decrease	(31,185,867)	(29,386,742)

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended December 31,
Class C	2006	2005
Sales	343,963	521,903
Issued to shareholders electing to receive payments of distributions in Fund shares	72,925	40,314
Redemptions	(5,159,742)	(6,907,268)
Net decrease	(4,742,854)	(6,345,051)
	Year Ended December 31,
Class I	2006	2005(1)
Sales	1,425,008	2,036
Issued to shareholders electing to receive payments of distributions in Fund shares	189	150
Redemptions	(717,685)	(6,190)
Net increase (decrease)	707,512	(4,004)
	Year Ended December 31,
Class S	2006	2005
Issued to shareholders electing to receive payments of distributions in Fund shares	851	1,310
Redemptions	(146,738)	(103,772)
Net decrease	(145,887)	(102,462)

(1)  Transactions have been restated to reflect the effects of a 1-for-0.4979060 reverse stock split effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based on actual expenses incurred by EVM for the performance of these services. For the year ended December 31, 2006, EVM received $191,713 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $47,160 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2006.

Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940 (the 1940 Act). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $3,192,567 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. Distribution fees paid or accrued for the year ended December 31, 2006 amounted to $8,037,629 and $4,516,711 for Class B and Class C shares, respectively. At December 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $36,335,000 and

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

$91,402,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended December 31, 2006 amounted to $2,679,210 and $1,505,570 for Class B and Class C shares, respectively.

Pursuant to a servicing agreement, the Fund makes service fee payments in the amount of 0.20% of the Fund's average daily net assets attributable to Class S shares to EVD, one half of which is paid to a subagent. Service fees paid or accrued for the year ended December 31, 2006 amounted to $64,189 for Class S shares.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on any redemption of Class B shares made within six years of purchase and on any redemption of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM, its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C shares are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective class will be credited to the Fund. EVD received approximately $5,000, $947,000 and $13,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $59,069,539 and $671,746,461, respectively, for the year ended December 31, 2006. Decreases in the Fund's investment in the Portfolio include the distribution of common stock as the result of redemptions in-kind of $16,660,923 for the year ended December 31, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.1:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2007

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $43,461,161 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualified under tax law. For the Fund's fiscal 2006 ordinary income dividends, 100% qualified for the corporate dividends received deduction.

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.7%
Security	Shares	Value
Aerospace & Defense — 3.3%
Boeing Company (The)	948,774	$84,289,082
General Dynamics Corp.	1,470,000	109,294,500
Honeywell International, Inc.	293,060	13,258,034
Northrop Grumman Corp.	3,106,377	210,301,723
Raytheon Co.	350,050	18,482,640
Rockwell Collins, Inc.	129,632	8,204,409
United Technologies Corp.	3,693,938	230,945,004
		$674,775,392
Air Freight & Logistics — 2.7%
C.H. Robinson Worldwide, Inc.	2,078,589	$84,993,504
FedEx Corp.	2,219,776	241,112,069
United Parcel Service, Inc., Class B	2,979,416	223,396,612
		$549,502,185
Airlines — 0.0%
Southwest Airlines Co.	386,112	$5,915,236
		$5,915,236
Auto Components — 0.1%
BorgWarner, Inc.	95,849	$5,657,008
Delphi Corp.(1)	5,361	20,479
Johnson Controls, Inc.	213,523	18,345,896
Visteon Corp.(1)	4,426	37,532
		$24,060,915
Automobiles — 0.1%
DaimlerChrysler AG(2)	24,284	$1,491,280
Ford Motor Co.	83,266	625,328
General Motors Corp.	33,939	1,042,606
Harley-Davidson, Inc.	141,140	9,946,136
		$13,105,350
Beverages — 4.5%
Anheuser-Busch Companies, Inc.	4,881,907	$240,189,824
Brown-Forman Corp., Class A	479,732	32,348,329
Brown-Forman Corp., Class B	45,820	3,035,117
Coca Cola Co. (The)	4,721,933	227,833,267
Coca-Cola Enterprises, Inc.	1,606,930	32,813,511
PepsiCo, Inc.	6,177,920	386,428,896
		$922,648,944

Security	Shares	Value
Biotechnology — 1.7%
Amgen, Inc.(1)	4,383,782	$299,456,148
Biogen Idec, Inc.(1)	211,200	10,388,928
Celera Group(1)	8,870	124,091
Genzyme Corp.(1)	501,099	30,857,676
Gilead Sciences, Inc.(1)	115,482	7,498,246
Vertex Pharmaceuticals, Inc.(1)	13,000	486,460
		$348,811,549
Building Products — 0.7%
American Standard Companies, Inc.	868,699	$39,829,849
Masco Corp.	3,420,182	102,160,836
		$141,990,685
Capital Markets — 5.4%
Affiliated Managers Group, Inc.(1)	20,520	$2,157,268
Ameriprise Financial, Inc.	67,969	3,704,311
Bank of New York Co., Inc.	426,888	16,806,581
Bear Stearns Companies, Inc.	95,736	15,583,906
Charles Schwab Corp. (The)	847,738	16,395,253
Credit Suisse Group(2)	155,136	10,796,273
Federated Investors, Inc., Class B	1,599,819	54,041,886
Franklin Resources, Inc.	797,053	87,811,329
Goldman Sachs Group, Inc.	1,115,548	222,384,494
Investors Financial Services Corp.	450,386	19,217,971
Knight Capital Group, Inc., Class A(1)	1,750,000	33,547,500
Legg Mason, Inc.	46,784	4,446,819
Lehman Brothers Holdings, Inc.	192,474	15,036,069
Mellon Financial Corp.	321,392	13,546,673
Merrill Lynch & Co., Inc.	2,472,803	230,217,959
Morgan Stanley	3,053,604	248,654,974
Northern Trust Corp.	725,484	44,029,624
Nuveen Investments, Class A	110,000	5,706,800
Piper Jaffray Cos., Inc.(1)	27,517	1,792,733
Raymond James Financial, Inc.	221,005	6,698,662
State Street Corp.	146,764	9,897,764
T. Rowe Price Group, Inc.	341,862	14,963,300
UBS AG(2)	192,683	11,624,565
Waddell & Reed Financial, Inc., Class A	273,635	7,486,654
		$1,096,549,368

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Chemicals — 0.8%
Arch Chemicals, Inc.	4,950	$164,885
Arkema (ADR)(1)	20,000	1,026,702
Ashland, Inc.	46,969	3,249,315
Dow Chemical Co. (The)	250,250	9,994,985
E.I. du Pont de Nemours and Co.	1,031,498	50,244,268
Ecolab, Inc.	407,411	18,414,977
MacDermid, Inc.	41,355	1,410,206
Monsanto Co.	39,066	2,052,137
Olin Corp.	9,900	163,548
PPG Industries, Inc.	27,142	1,742,788
Rohm and Haas Co.	2,601	132,963
Sigma-Aldrich Corp.	630,897	49,033,315
Tronox, Inc., Class B	37,854	597,715
Valspar Corp. (The)	1,219,107	33,696,117
		$171,923,921
Commercial Banks — 7.8%
Associated Banc-Corp.	991,726	$34,591,403
Bank of Hawaii Corp.	69,735	3,762,203
Bank of Montreal(2)	255,949	15,149,621
BB&T Corp.	1,867,960	82,059,483
City National Corp.	184,221	13,116,535
Colonial BancGroup, Inc. (The)	52,095	1,340,925
Comerica, Inc.	466,015	27,345,760
Commerce Bancshares, Inc.	171,056	8,280,821
Compass Bancshares, Inc.	54,254	3,236,251
Fifth Third Bancorp	2,711,753	110,992,050
First Citizens BancShares, Inc., Class A	22,480	4,555,347
First Horizon National Corp.	148,868	6,219,705
First Midwest Bancorp, Inc.	523,358	20,243,487
HSBC Holdings PLC (Hungary) (ADR)	220,592	4,037,864
HSBC Holdings PLC (UK) (ADR)	580,708	53,221,888
Huntington Bancshares, Inc.	583,001	13,846,274
KeyCorp	663,862	25,246,672
M&T Bank Corp.	81,234	9,923,545
Marshall & Ilsley Corp.	663,221	31,907,562
National City Corp.	1,511,282	55,252,470
PNC Financial Services Group, Inc.	166,675	12,340,617
Popular, Inc.(2)	1,432	25,704
Regions Financial Corp.	2,294,230	85,804,202
Royal Bank of Canada(2)	574,109	27,356,294
Societe Generale(2)	1,606,685	271,515,830
SunTrust Banks, Inc.	1,252,412	105,766,193

Security	Shares	Value
Commercial Banks (continued)
Synovus Financial Corp.	1,065,458	$32,848,070
Toronto-Dominion Bank (The)(2)	17,915	1,072,571
Trustmark Corp.	205,425	6,719,452
U.S. Bancorp	4,831,496	174,851,840
Valley National Bancorp.	109,831	2,911,620
Wachovia Corp.	2,539,881	144,646,223
Wells Fargo & Co.	4,253,936	151,269,964
Westamerica Bancorporation	258,826	13,104,360
Whitney Holding Corp.	117,128	3,820,715
Zions Bancorporation	454,096	37,435,674
		$1,595,819,195
Commercial Services & Supplies — 0.8%
Acco Brands Corp.(1)	15,490	$410,020
Allied Waste Industries, Inc.(1)	1,240,437	15,244,971
Avery Dennison Corp.	65,769	4,467,688
Cintas Corp.	1,251,060	49,679,593
Donnelley (R.R.) & Sons Co.	60,262	2,141,711
Herman Miller, Inc.	541,800	19,699,848
HNI Corp.	765,839	34,010,910
Hudson Highland Group, Inc.(1)	5,226	87,170
Manpower, Inc.	706	52,901
Monster Worldwide, Inc.(1)	39,395	1,837,383
PHH Corp.(1)	27,409	791,298
Pitney Bowes, Inc.	31,857	1,471,475
School Specialty, Inc.(1)	12,603	472,486
Waste Management, Inc.	671,011	24,673,074
		$155,040,528
Communications Equipment — 1.6%
3Com Corp.(1)	472,985	$1,943,968
ADC Telecommunications, Inc.(1)	21,341	310,084
Alcatel SA (ADR)	89,240	1,268,993
Avaya, Inc.(1)	20,404	285,248
Cisco Systems, Inc.(1)	6,198,467	169,404,103
Comverse Technology, Inc.(1)	165,755	3,499,088
Corning, Inc.(1)	3,671,953	68,702,241
Dycom Industries, Inc.(1)	61,019	1,288,721
Juniper Networks, Inc.(1)	35,691	675,988
Motorola, Inc.	1,266,823	26,045,881
Nokia Oyj (ADR)	2,042,478	41,503,153
Nortel Networks Corp.(1)(2)	72,544	1,939,101

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Communications Equipment (continued)
QUALCOMM, Inc.	347,456	$13,130,362
Riverstone Networks, Inc.(3)	28,706	0
Tellabs, Inc.(1)	32,678	335,276
		$330,332,207
Computer Peripherals — 2.3%
Dell, Inc.(1)	4,406,741	$110,565,132
EMC Corp.(1)	1,747,812	23,071,118
Gateway, Inc.(1)	65,556	131,768
Hewlett-Packard Co.	887,799	36,568,441
International Business Machines Corp.	1,575,883	153,097,033
Lexmark International, Inc., Class A(1)	1,714,509	125,502,059
McDATA Corp., Class A(1)	7,666	42,546
Network Appliance, Inc.(1)	364,967	14,335,904
Palm, Inc.(1)	68,379	963,460
Sun Microsystems, Inc.(1)	319,180	1,729,956
		$466,007,417
Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.(1)	157,319	$12,827,791
		$12,827,791
Construction Materials — 0.1%
CRH PLC(2)	207,894	$8,634,999
Vulcan Materials Co.	206,614	18,568,400
		$27,203,399
Consumer Finance — 1.0%
American Express Co.	618,260	$37,509,834
Capital One Financial Corp.	1,705,714	131,032,949
SLM Corp.	916,399	44,692,779
		$213,235,562
Containers & Packaging — 0.1%
Bemis Co., Inc.	295,186	$10,030,420
Sealed Air Corp.	21,264	1,380,459
Sonoco Products Co.	128,617	4,895,163
Temple-Inland, Inc.	115,924	5,335,982
		$21,642,024
Distributors — 0.0%
Genuine Parts Co.	190,459	$9,033,470
		$9,033,470

Security	Shares	Value
Diversified Consumer Services — 0.3%
Apollo Group, Inc., Class A(1)	31,893	$1,242,870
H&R Block, Inc.	1,599,312	36,848,148
Laureate Education, Inc.(1)	302,518	14,711,450
ServiceMaster Co. (The)	1,156,537	15,162,200
		$67,964,668
Diversified Financial Services — 3.1%
Bank of America Corp.	4,074,755	$217,551,169
Citigroup, Inc.	4,486,846	249,917,322
ING Groep N.V. (ADR)	257,281	11,364,102
JPMorgan Chase & Co.	2,748,807	132,767,378
Moody's Corp.	309,906	21,402,108
		$633,002,079
Diversified Telecommunication Services — 1.4%
AT&T, Inc.	1,201,387	$42,949,585
BCE, Inc.(2)	2,653,500	71,644,500
Bell Aliant Regional Communications, Inc.(1)(2)(3)(5)	210,251	4,870,986
BellSouth Corp.	165,981	7,819,365
Cincinnati Bell, Inc.(1)	169,013	772,389
Citizens Communications Co.	6,949	99,857
Deutsche Telekom AG (ADR)	1,843,732	33,555,922
Embarq Corp.	16,420	863,035
McLeod USA, Inc., Class A(1)(3)	947	0
Qwest Communications International, Inc.(1)	38,011	318,152
RSL Communications, Ltd., Class A(1)(2)(3)	247,161	0
Telefonos de Mexico SA de CV (ADR)	2,883,026	81,416,654
Verizon Communications, Inc.	462,191	17,211,993
Windstream Corp.	1,105,386	15,718,589
		$277,241,027
Electric Utilities — 0.4%
American Electric Power Co., Inc.	960	$40,877
Duke Energy Corp.	417,250	13,856,873
Exelon Corp.	1,003,134	62,083,963
Southern Co. (The)	65,985	2,432,207
		$78,413,920
Electrical Equipment — 0.6%
American Power Conversion Corp.	15,654	$478,856
Emerson Electric Co.	2,533,434	111,648,436
Rockwell Automation, Inc.	160,084	9,777,931
Roper Industries, Inc.	46,244	2,323,299
Thomas & Betts Corp.(1)	106,648	5,042,317
		$129,270,839

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electronic Equipment & Instruments — 0.4%
Agilent Technologies, Inc.(1)	451,772	$15,744,254
Arrow Electronics, Inc.(1)	8,750	276,063
Flextronics International, Ltd.(1)(2)	441,607	5,069,648
Jabil Circuit, Inc.	2,082,013	51,113,419
National Instruments Corp.	278,794	7,594,349
Plexus Corp.(1)	146,273	3,492,999
Sanmina-SCI Corp.(1)	540,602	1,865,077
Solectron Corp.(1)	1,670,613	5,379,374
		$90,535,183
Energy Equipment & Services — 0.7%
Baker Hughes, Inc.	194,687	$14,535,331
GlobalSantaFe Corp.(2)	20,000	1,175,600
Grant Prideco, Inc.(1)	11,694	465,070
Halliburton Co.	1,251,578	38,861,497
Schlumberger, Ltd.(2)	1,178,674	74,445,050
Smith International, Inc.	120,165	4,935,177
Transocean, Inc.(1)(2)	103,602	8,380,366
		$142,798,091
Food & Staples Retailing — 1.8%
Casey's General Stores, Inc.	12,551	$295,576
Costco Wholesale Corp.	928,292	49,078,798
CVS Corp.	365,636	11,301,809
Kroger Co. (The)	1,344,295	31,012,886
Safeway, Inc.	1,135,280	39,235,277
SUPERVALU, Inc.	98,710	3,528,883
Sysco Corp.	2,229,368	81,951,568
Walgreen Co.	1,063,420	48,800,344
Wal-Mart Stores, Inc.	2,141,995	98,917,329
		$364,122,470
Food Products — 2.5%
Archer-Daniels-Midland Co.	1,376,641	$43,997,446
Campbell Soup Co.	1,295,515	50,382,578
ConAgra Foods, Inc.	954,451	25,770,177
Dean Foods Co.(1)	286,449	12,111,064
Del Monte Foods Co.	99,492	1,097,397
General Mills, Inc.	151,524	8,727,782
H.J. Heinz Co.	292,513	13,166,010
Hershey Co. (The)	497,578	24,779,384
J.M. Smucker Co. (The)	7,152	346,657

Security	Shares	Value
Food Products (continued)
Kellogg Co.	54,076	$2,707,045
Kraft Foods, Inc.	465	16,601
Nestle SA(2)	275,000	97,368,672
Sara Lee Corp.	4,504,598	76,713,304
Smithfield Foods, Inc.(1)	3,650,830	93,680,298
TreeHouse Foods, Inc.(1)	64,797	2,021,666
Tyson Foods, Inc., Class A	265,272	4,363,724
William Wrigley Jr. Co.	996,034	51,514,878
		$508,764,683
Gas Utilities — 0.0%
National Fuel Gas Co.	4,000	$154,160
		$154,160
Health Care Equipment & Supplies — 1.0%
Advanced Medical Optics, Inc.(1)	9,834	$346,157
Baxter International, Inc.	241,562	11,206,061
Becton, Dickinson and Co.	63,708	4,469,116
Biomet, Inc.	419,890	17,328,860
Boston Scientific Corp.(1)	1,138,837	19,565,220
DENTSPLY International, Inc.	7,701	229,875
Edwards Lifesciences Corp.(1)	3,070	144,413
Hillenbrand Industries, Inc.	188,606	10,737,340
Hospira, Inc.(1)	114,611	3,848,637
Medtronic, Inc.	1,886,733	100,959,083
Medtronic, Inc.(3)(4)	7,500	401,074
St. Jude Medical, Inc.(1)	84,585	3,092,428
Stryker Corp.	151,918	8,372,201
Zimmer Holdings, Inc.(1)	302,863	23,738,402
		$204,438,867
Health Care Providers & Services — 1.9%
AmerisourceBergen Corp.	369,925	$16,631,828
Cardinal Health, Inc.	2,189,814	141,089,716
Caremark Rx, Inc.	1,087,504	62,107,353
CIGNA Corp.	15,036	1,978,287
Express Scripts, Inc.(1)	74,800	5,355,680
Health Management Associates, Inc., Class A	124,425	2,626,612
Henry Schein, Inc.(1)	1,143,408	56,004,124
McKesson Corp.	2,631	133,392
Medco Health Solutions, Inc.(1)	174,081	9,302,889
Sunrise Senior Living, Inc.(1)	8,000	245,760

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Providers & Services (continued)
Tenet Healthcare Corp.(1)	3,478	$24,242
Unitedhealth Group	453,594	24,371,606
WellPoint, Inc.(1)	834,692	65,681,913
		$385,553,402
Health Care Technology — 0.0%
IMS Health, Inc.	120,055	$3,299,111
		$3,299,111
Hotels, Restaurants & Leisure — 1.5%
Bob Evans Farms, Inc.	49,985	$1,710,487
Brinker International, Inc.	185,881	5,606,171
Carnival Corp.(2)	550,082	26,981,522
Darden Restaurants, Inc.	184,714	7,419,961
Gaylord Entertainment Co.(1)	428,482	21,822,588
International Game Technology	409,904	18,937,565
International Speedway Corp., Class A	118,344	6,040,278
Jack in the Box, Inc.(1)	74,400	4,541,376
Marriott International, Inc., Class A	395,881	18,891,441
McDonald's Corp.	915,891	40,601,448
MGM MIRAGE(1)	188,890	10,832,842
OSI Restaurant Partners, Inc.	1,034,548	40,554,282
Papa John's International, Inc.(1)	157,179	4,559,763
Sonic Corp.(1)	43,809	1,049,226
Starbucks Corp.(1)	2,254,271	79,846,279
Wyndham Worldwide Corp.(1)	128,223	4,105,700
Yum! Brands, Inc.	247,333	14,543,180
		$308,044,109
Household Durables — 0.4%
Blyth, Inc.	583,297	$12,103,413
D.R. Horton, Inc.	637,557	16,888,885
Fortune Brands, Inc.	115,429	9,856,482
Leggett & Platt, Inc.	1,794,941	42,899,090
Newell Rubbermaid, Inc.	291,589	8,441,502
		$90,189,372
Household Products — 3.1%
Clorox Co. (The)	14,873	$954,103
Colgate-Palmolive Co.	702,684	45,843,104
Energizer Holdings, Inc.(1)	168,981	11,995,961
Kimberly-Clark Corp.	1,398,706	95,042,073
Procter & Gamble Co. (The)	7,412,101	476,375,731
		$630,210,972

Security	Shares	Value
Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)(1)	40,339	$889,072
Dynegy, Inc., Class A(1)	22,688	164,261
TXU Corp.	196,092	10,630,147
		$11,683,480
Industrial Conglomerates — 2.9%
3M Co.	911,246	$71,013,401
General Electric Co.	12,987,699	483,272,280
Teleflex, Inc.	14,497	935,926
Textron, Inc.	12,838	1,203,819
Tyco International, Ltd.(2)	1,125,841	34,225,566
		$590,650,992
Insurance — 5.8%
Aegon, N.V. (ADR)	5,182,849	$98,214,989
AFLAC, Inc.	2,198,053	101,110,438
Allstate Corp. (The)	191,646	12,478,071
American International Group, Inc.	6,322,481	453,068,988
AON Corp.	517,325	18,282,266
Arthur J. Gallagher & Co.	557,196	16,465,142
Berkshire Hathaway, Inc., Class A(1)	641	70,503,590
Berkshire Hathaway, Inc., Class B(1)	40,436	148,238,376
Chubb Corp. (The)	30,869	1,633,279
Commerce Group, Inc. (The)	84,309	2,508,193
Hartford Financial Services Group, Inc. (The)	45,700	4,264,267
Lincoln National Corp.	224,854	14,930,306
Manulife Financial Corp.(2)	210,896	7,126,176
Marsh & McLennan Cos., Inc.	478,800	14,680,008
MetLife, Inc.	803,028	47,386,682
Old Republic International Corp.	300,685	6,999,947
Principal Financial Group, Inc.	113,328	6,652,354
Progressive Corp. (The)	3,784,948	91,671,441
SAFECO Corp.	161,000	10,070,550
St. Paul Travelers Cos., Inc. (The)	349,428	18,760,789
Torchmark Corp.	318,929	20,334,913
UnumProvident Corp.	53,710	1,116,094
XL Capital Ltd., Class A(2)	187,100	13,474,942
		$1,179,971,801

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Internet & Catalog Retail — 0.2%
Amazon.com, Inc.(1)	42,476	$1,676,103
Expedia, Inc.(1)	403,096	8,456,954
IAC/InterActiveCorp(1)	429,832	15,972,557
Liberty Media Corp. - Interactive(1)	275,760	5,948,143
		$32,053,757
Internet Software & Services — 0.4%
eBay, Inc.(1)	1,257,244	$37,805,327
Google, Inc., Class A(1)	91,634	42,195,624
		$80,000,951
IT Services — 2.5%
Accenture Ltd., Class A(2)	2,739,520	$101,170,474
Acxiom Corp.	455,893	11,693,655
Affiliated Computer Services, Inc.(1)	183,730	8,973,373
Automatic Data Processing, Inc.	1,491,647	73,463,615
BISYS Group, Inc. (The)(1)	65,000	839,150
Computer Sciences Corp.(1)	226,702	12,099,086
DST Systems, Inc.(1)	72,199	4,521,823
Electronic Data Systems Corp.	1,252	34,493
Fidelity National Information Services, Inc.	42,862	1,718,338
First Data Corp.	3,488,152	89,017,639
Fiserv, Inc.(1)	832,355	43,632,049
Gartner, Inc., Class A(1)	30,576	605,099
Paychex, Inc.	1,623,499	64,193,150
Perot Systems Corp.(1)	649,037	10,637,716
Safeguard Scientifics, Inc.(1)	26,579	64,321
Western Union Co.	3,488,152	78,204,368
		$500,868,349
Leisure Equipment & Products — 0.0%
Eastman Kodak Co.	90,761	$2,341,634
Mattel, Inc.	30,514	691,447
		$3,033,081
Life Sciences Tools & Services — 0.2%
Dionex Corp.(1)	37,300	$2,115,283
Invitrogen Corp.(1)	429,910	24,328,607
PerkinElmer, Inc.	254,526	5,658,113
Waters Corp.(1)	97,439	4,771,588
		$36,873,591

Security	Shares	Value
Machinery — 3.6%
Caterpillar, Inc.	185,437	$11,372,851
Danaher Corp.	4,060,343	294,131,247
Deere & Co.	3,312,500	314,919,375
Donaldson Co., Inc.	77,792	2,700,160
Dover Corp.	532,425	26,099,474
Illinois Tool Works, Inc.	1,656,572	76,517,061
ITT Industries, Inc.	8,428	478,879
Nordson Corp.	72,383	3,606,845
Parker Hannifin Corp.	35,571	2,734,698
		$732,560,590
Media — 4.9%
ADVO, Inc.	750,000	$24,450,000
Belo Corp., Class A	330,817	6,080,416
Cablevision Systems Corp., Class A	4	114
Catalina Marketing Corp.	79,803	2,194,583
CBS Corp., Class A	14,887	464,772
CBS Corp., Class B	556,629	17,355,692
Clear Channel Communications, Inc.	129,887	4,616,184
Comcast Corp., Class A(1)	1,895,538	80,238,124
Comcast Corp., Class A Special(1)	2,367,010	99,130,379
Discovery Holding Co., Class A(1)	102,540	1,649,869
E.W. Scripps Co. (The), Class A	51,066	2,550,236
EchoStar Communications Corp., Class A(1)	35,150	1,336,755
Entercom Communications Corp.	220,000	6,199,600
Gannett Co., Inc.	423,389	25,598,099
Havas SA (ADR)	3,142,938	17,367,670
Idearc, Inc.(1)	23,103	661,901
Interpublic Group of Companies, Inc., (The)(1)	932,692	11,416,150
Lamar Advertising Co.(1)	241,409	15,785,735
Liberty Global, Inc., Class A(1)	46,731	1,362,209
Liberty Global, Inc., Class C(1)	48,416	1,355,648
Liberty Media Holding Corp.-Capital, Series A(1)	55,152	5,403,793
Liberty Media Holding Corp.-Capital, Series B(1)	526	51,614
Live Nation, Inc.(1)	16,410	367,584
McClatchy Co., (The), Class A	9,394	406,760
McGraw-Hill Companies, Inc., (The)	482,884	32,845,770
New York Times Co. (The), Class A	300,468	7,319,400
News Corp., Class A	187,934	4,036,822
Omnicom Group, Inc.	2,410,418	251,985,098
Publicis Groupe(1)	329,132	13,849,518
Time Warner, Inc.	4,059,654	88,419,264
Tribune Co.	1,694,658	52,161,573

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Media (continued)
Univision Communications, Inc., Class A(1)	27,009	$956,659
Viacom, Inc., Class A(1)	13,791	565,569
Viacom, Inc., Class B(1)	524,573	21,523,230
Vivendi SA (ADR)	174,913	6,815,149
Walt Disney Co. (The)	4,955,298	169,818,062
Washington Post Co. (The), Class B	16,470	12,280,032
WPP Group PLC(2)	139,450	1,881,113
WPP Group PLC (ADR)	256,051	17,344,895
		$1,007,846,041
Metals & Mining — 0.3%
Alcoa, Inc.	85,947	$2,579,269
Nucor Corp.	741,928	40,553,784
Phelps Dodge Corp.	29,724	3,558,557
Steel Dynamics, Inc.	623,600	20,235,820
		$66,927,430
Multiline Retail — 1.6%
99 Cents Only Stores(1)	807,619	$9,828,723
Dollar General Corp.	52,668	845,848
Dollar Tree Stores, Inc.(1)	646,996	19,474,580
Family Dollar Stores, Inc.	2,249,176	65,968,332
Federated Department Stores, Inc.	231,607	8,831,175
J.C. Penney Company, Inc.	130,349	10,083,799
Nordstrom, Inc.	131,384	6,482,487
Sears Holdings Corp.(1)	4,563	766,265
Target Corp.	3,504,497	199,931,554
		$322,212,763
Multi-Utilities — 0.0%
Ameren Corp.	5,000	$268,650
Dominion Resources, Inc.	3,249	272,396
PG&E Corp.	3,000	141,990
TECO Energy, Inc.	20,354	350,699
Wisconsin Energy Corp.	9,576	454,477
		$1,488,212
Office Electronics — 0.0%
Xerox Corp.(1)	22,878	$387,782
Zebra Technologies Corp., Class A(1)	13,500	469,665
		$857,447

Security	Shares	Value
Oil, Gas & Consumable Fuels — 10.1%
Anadarko Petroleum Corp.	5,118,262	$222,746,762
Apache Corp.	2,145,450	142,693,880
BP PLC (ADR)	5,110,159	342,891,669
Chevron Corp.	545,679	40,123,777
ConocoPhillips	6,155,436	442,883,620
Devon Energy Corp.	818,602	54,911,822
El Paso Corp.	97,665	1,492,321
Exxon Mobil Corp.	7,018,803	537,850,874
Hess Corp.	56,192	2,785,437
Kinder Morgan, Inc.	1,762,113	186,343,450
Marathon Oil Corp.	19,294	1,784,695
Murphy Oil Corp.	39,036	1,984,981
Newfield Exploration Co.(1)	30,851	1,417,603
Royal Dutch Shell PLC (ADR)	116,941	8,278,253
Total SA (ADR)	762,250	54,821,020
Valero Energy Corp.	11,481	587,368
Williams Cos., Inc. (The)	223,515	5,838,212
		$2,049,435,744
Paper and Forest Products — 0.1%
International Paper Co.	150,301	$5,125,264
MeadWestvaco Corp.	45,590	1,370,435
Neenah Paper, Inc.	33,028	1,166,549
Weyerhaeuser Co.	85,020	6,006,663
		$13,668,911
Personal Products — 0.3%
Avon Products, Inc.	173,400	$5,729,136
Estee Lauder Cos., Inc., (The) Class A	1,160,940	47,389,571
		$53,118,707
Pharmaceuticals — 6.6%
Abbott Laboratories	3,244,908	$158,059,469
Allergan, Inc.	138,300	16,560,042
Bristol-Myers Squibb Co.	4,735,992	124,651,309
Eli Lilly & Co.	3,934,161	204,969,788
Forest Laboratories, Inc.(1)	56,729	2,870,487
GlaxoSmithKline PLC (ADR)	419,815	22,149,439
Johnson & Johnson	3,883,957	256,418,841
King Pharmaceuticals, Inc.(1)	152,305	2,424,696
Merck & Co., Inc.	2,720,051	118,594,224
Mylan Laboratories, Inc.	27,992	558,720

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Pharmaceuticals (continued)
Novo Nordisk A/S (ADR)	269,510	$22,539,121
Pfizer, Inc.	9,928,570	257,149,963
Schering-Plough Corp.	1,739,845	41,129,936
Sepracor, Inc.(1)	4,000	246,320
Shering AG (ADR)	25,000	3,334,543
Teva Pharmaceutical Industries, Ltd. (ADR)	1,676,190	52,095,985
Watson Pharmaceuticals, Inc.(1)	562,702	14,647,133
Wyeth	828,310	42,177,545
		$1,340,577,561
Real Estate Investment Trusts (REITs) — 0.0%
ProLogis	104,563	$6,354,294
		$6,354,294
Real Estate Management & Development — 0.0%
Forest City Enterprises, Inc., Class A	58,779	$3,432,694
Realogy Corp.(1)	160,279	4,859,659
		$8,292,353
Road & Rail — 0.1%
Avis Budget Group, Inc.	64,111	$1,390,568
Burlington Northern Santa Fe Corp.	192,210	14,187,020
CSX Corp.	76,268	2,625,907
Heartland Express, Inc.	1	15
Kansas City Southern(1)	6,815	197,499
Norfolk Southern Corp.	3,990	200,657
Union Pacific Corp.	14,580	1,341,652
		$19,943,318
Semiconductors & Semiconductor Equipment — 1.9%
Agere Systems, Inc.(1)	7,696	$147,532
Analog Devices, Inc.	600,378	19,734,425
Applied Materials, Inc.	1,094,431	20,192,252
Broadcom Corp., Class A(1)	911,708	29,457,286
Cypress Semiconductor Corp.(1)	52,742	889,758
Intel Corp.	11,168,974	226,171,724
KLA-Tencor Corp.	148,373	7,381,557
Linear Technology Corp.	395,760	11,999,443
LSI Logic Corp.(1)	132,810	1,195,290
Maxim Integrated Products, Inc.	263,099	8,056,091
Skyworks Solutions, Inc.(1)	98,685	698,690
Teradyne, Inc.(1)	7,248	108,430

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	2,086,420	$60,088,896
Verigy, Ltd.(1)(2)	29,129	517,040
Xilinx, Inc.	23,033	548,416
		$387,186,830
Software — 2.0%
Adobe Systems, Inc.(1)	489,938	$20,146,251
CA, Inc.	39,583	896,555
Cadence Design Systems, Inc.(1)	269,092	4,819,438
Compuware Corp.(1)	150,944	1,257,364
Electronic Arts, Inc.(1)	21,405	1,077,956
Fair Isaac Corp.	236,946	9,631,855
Intuit, Inc.(1)	997,878	30,445,258
Jack Henry & Associates, Inc.	201,006	4,301,528
Microsoft Corp.	6,910,072	206,334,750
Oracle Corp.(1)	4,797,138	82,222,945
SAP AG (ADR)	615,900	32,704,290
Symantec Corp.(1)	197,186	4,111,328
Wind River Systems, Inc.(1)	59,479	609,660
		$398,559,178
Specialty Retail — 1.8%
Abercrombie & Fitch Co., Class A	5,929	$412,836
AutoNation, Inc.(1)	890,018	18,975,184
Best Buy Co., Inc.	170,415	8,382,714
CarMax, Inc.(1)	61,533	3,300,015
Circuit City Stores, Inc.	104,507	1,983,543
Gap, Inc. (The)	540,888	10,547,316
Home Depot, Inc.	4,483,290	180,048,926
Limited Brands, Inc.	603,584	17,467,721
Lowe's Companies, Inc.	1,785,216	55,609,478
Office Depot, Inc.(1)	79,998	3,053,524
Payless ShoeSource, Inc.(1)	23,100	758,142
Pep Boys (The) - Manny, Moe & Jack	62,500	928,750
RadioShack Corp.	502,318	8,428,896
Sherwin-Williams Co. (The)	35,899	2,282,458
Staples, Inc.	275,430	7,353,981
TJX Companies, Inc. (The)	1,716,834	48,895,432
Tween Brands, Inc.(1)	8,057	321,716
		$368,750,632

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 1.0%
Coach, Inc.(1)	735,936	$31,615,811
Hanesbrands, Inc.(1)	563,704	13,314,689
NIKE, Inc., Class B	1,529,222	151,438,855
		$196,369,355
Thrifts & Mortgage Finance — 0.3%
Fannie Mae	335,606	$19,931,640
Freddie Mac	146,695	9,960,591
MGIC Investment Corp.	95,045	5,944,114
Washington Mutual, Inc.	625,699	28,463,048
		$64,299,393
Tobacco — 0.3%
Altria Group, Inc.	621,907	$53,372,059
		$53,372,059
Trading Companies & Distributors — 0.0%
United Rentals, Inc.(1)	391,179	$9,947,682
		$9,947,682
Wireless Telecommunication Services — 0.5%
Alltel Corp.	1,421,969	$86,000,685
Sprint Nextel Corp.	344,624	6,509,947
Telephone & Data Systems, Inc., Special Shares	25,844	1,281,862
Telephone and Data Systems, Inc.	25,844	1,404,105
Vodafone Group PLC (ADR)	299,500	8,320,110
		$103,516,709
Total Common Stocks (identified cost $13,972,240,872)		$20,334,849,302
Convertible Preferred Stocks — 0.0%
Security	Shares	Value
Independent Power Producers & Energy Traders — 0.0%
Enron Corp.(1)(3)	11,050	$0
		$0
Total Convertible Preferred Stocks (identified cost $16,626,069)		$0

Other Issues — 0.0%
Security	Shares	Value
Commercial Banks — 0.0%
Wachovia Corp. (Dividend Equalization Preferred Shares)(1)	166,518	$416
		$416
Software — 0.0%
Seagate Technology, Inc. (Tax Refund Rights)(1)(3)	197,392	$0
		$0
Total Other Issues (identified cost $39,407)		$416
Warrants — 0.0%
Security	Shares	Value
Communications Equipment — 0.0%
Lucent Technologies, Inc.(1)	18,106	$5,613
		$5,613
Total Warrants (identified cost $0)		$5,613

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Affiliated Investments — 0.1%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.87%(6)	$21,137	$21,136,709
Total Affiliated Investments (at amortized cost, $21,136,709)		$21,136,709
Total Investments — 99.8% (identified cost $14,010,043,057)		$20,355,992,040
Other Assets, Less Liabilities — 0.2%		$31,300,207
Net Assets — 100.0%		$20,387,292,247

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Foreign security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Security subject to restrictions on resale (see Note 7).

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate value of the securities is $4,870,986 or 0.02% of the Portfolio's net assets.

(6)  Affiliated investment investing in high quality, U.S. Dollar denominated money market instruments, and that is available to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of December 31, 2006.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Unaffiliated Investments, at value (identified cost, $13,988,906,348)	$20,334,855,331
Affiliated Investments, at value (amortized cost, $21,136,709)	21,136,709
Cash	2,010
Receivable for investments sold	9,565,416
Dividends and interest receivable	28,247,780
Tax reclaim receivable	1,478,224
Total assets	$20,395,285,470
Liabilities
Payable to affiliate for investment adviser fee	$7,278,009
Payable to affiliate for Trustees' fees	9,161
Other accrued expenses	706,053
Total liabilities	$7,993,223
Net Assets applicable to investors' interest in Portfolio	$20,387,292,247
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$14,041,287,771
Net unrealized appreciation (computed on the basis of identified cost)	6,346,004,476
Total	$20,387,292,247

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $5,508,449)	$352,655,089
Interest	2,633,384
Security lending income, net	450,588
Interest income allocated from affiliated investment	85,831
Expense allocated from affiliated investment	(7,961)
Total investment income	$355,816,931
Expenses
Investment adviser fee	$83,323,602
Trustees' fees and expenses	28,217
Custodian fee	2,217,430
Legal and accounting services	92,496
Miscellaneous	628,068
Total expenses	$86,289,813
Deduct — Reduction of custodian fee	$99
Total expense reductions	$99
Net expenses	$86,289,714
Net investment income	$269,527,217
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$644,762,039
Foreign currency transactions	(23,541)
Net realized gain	$644,738,498
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,577,869,222
Foreign currency	101,821
Net change in unrealized appreciation (depreciation)	$1,577,971,043
Net realized and unrealized gain	$2,222,709,541
Net increase in net assets from operations	$2,492,236,758

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$269,527,217	$232,904,646
Net realized gain from investment transactions, securities sold short and foreign currency transactions	644,738,498	70,889,149
Net change in unrealized appreciation (depreciation) of investments, securities sold short and foreign currency	1,577,971,043	551,019,603
Net increase in net assets from operations	$2,492,236,758	$854,813,398
Capital transactions — Contributions	$1,447,009,081	$1,237,495,815
Withdrawals	(2,584,560,445)	(2,200,844,762)
Net decrease in net assets from capital transactions	$(1,137,551,364)	$(963,348,947)
Net increase (decrease) in net assets	$1,354,685,394	$(108,535,549)
Net Assets
At beginning of year	$19,032,606,853	$19,141,142,402
At end of year	$20,387,292,247	$19,032,606,853

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2006	2005		2004		2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.45%	0.45	%(2)	0.45	%(2)	0.45%	0.45%
Expenses after custodian fee reduction	0.45%	0.45	%(2)	0.45	%(2)	0.45%	0.45%
Net investment income	1.39%	1.25	%(2)	1.18	%(2)	1.05%	0.85%
Portfolio Turnover(1)	1%	0	%(3)	3%		15%	23%
Total Return	13.69%	4.70%		9.67%		23.88%	(19.52)%
Net assets, end of year (000's omitted)	$20,387,292	$19,032,607		$19,141,142		$17,609,589	$14,571,522

(1)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions was 7%, 6%, 10%, 21%, and 30% for 2006, 2005, 2004, 2003, and 2002, respectively.

(2)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively).

(3)  Amounts to less than 1%.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 1, 1995, seeks to achieve long-term, after-tax returns for its interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Cash Collateral Fund, LLC (Cash Collateral), both are affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security as its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral are valued at the net asset value per share on the valuation date.

B  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C  Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in

Tax-Managed Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in the price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

D  Put Options — Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

E  Securities Sold Short — The Portfolio may sell individual securities short if it owns at least an equal amount of the security sold short or has at the time of the sale a right to obtain securities equivalent in kind and amount to the securities sold short provided that, if such right is conditional, the sale is made upon the same conditions (a covered short sale). The Portfolio may sell short securities representing an index or basket of securities whose constituents the Portfolio holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Portfolio. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The exposure to loss on covered short sales (to the extent the value of the security sold short rises instead of falls) is offset by the increase in the value of the underlying security or securities retained. The profit or loss on a covered short sale is also affected by the borrowing cost of any securities borrowed in connection with the short sale (which will vary with market conditions) and use of the proceeds of the short sale. The Portfolio expects normally to close covered short sales against-the-box by delivering newly acquired stocks. Exposure to loss on an index or basket of securities sold short will not be offset by gains on other securities holdings to the extent that the constituent securities of the index or a basket of securities sold short are not held by the Portfolio. Such losses may be substantial.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has

Tax-Managed Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2006, there were $99 in credit balances used to reduce the Portfolio's custodian fee.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a wholly-owned subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. Certain of the advisory fee rate reductions are pursuant to an agreement between the Portfolio's Board of Trustees and BMR. Those reductions may not be changed without Trustee and interestholder approval. In addition, the investment adviser fee payable by the Portfolio is reduced by the Portfolio's allocable portion of the advisory fee paid by Cash Management, an affiliated investment company managed by BMR. The Portfolio's allocated portion of the advisory fee paid by Cash Management totaled $7,775 and the advisory fee incurred directly by the Portfolio amounted to $83,323,602 for the year ended December 31, 2006. For the year ended December 31, 2006, the effective annual rate of investment advisory fees paid or accrued on a direct and indirect basis by the Portfolio, based on average net assets, was 0.43%.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

For the year ended December 31, 2006, purchases and sales of investments, other than short-term obligations, aggregated $112,574,873 and $621,537,755, respectively. In addition, investments having an aggregate market value of $1,585,969,823 at dates of withdrawal were distributed in payment for capital withdrawals and investors contributed securities with a value of $1,240,104,202, during the year ended December 31, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006 as computed on a federal income tax basis, were as follows:

Aggregate cost	$4,054,619,301
Gross unrealized appreciation	$26,261,456,216
Gross unrealized depreciation	(9,960,083,477)
Net unrealized appreciation	$16,301,372,739

Unrealized appreciation on foreign currency is $55,493.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments

Tax-Managed Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at December 31, 2006.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

7  Restricted Securities

At December 31, 2006, the Portfolio owned the following securities (representing less than 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The securities are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks	Date of Acquisition	Eligible for Resale	Shares	Cost	Fair Value
Medtronic, Inc.	5/18/06	5/19/07	7,500	$368,372	$401,074
				$368,372	$401,074

8  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral which invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $2,160,185 for the year ended December 31, 2006. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Portfolio did not have any securities on loan at December 31, 2006.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Tax-Managed Growth Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the Portfolio), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2007

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Growth Fund 1.1 (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. The Board noted the excellent long-term performance record of the underlying Portfolio. The Board noted that, unlike many other funds in its peer group, the Fund is managed by the Adviser with an emphasis on growth-oriented

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

stocks, while value-oriented stocks have generally outperformed growth-oriented stocks in recent years. These differences have adversely affected the Fund's performance in recent years, relative to its peers. The Board concluded that the Fund's performance is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint with respect to assets that exceed $20 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 1997	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 1995 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1995	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust and Vice President of the Portfolio	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 register investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002(2)	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 63 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 1998 and Mr. Richardson served as Vice President of the Portfolio since 1995. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge at Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

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Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Growth Fund 1.1
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1096-2/07  TGSRC1.1

Annual Report December 31, 2006

EATON VANCE
TAX-MANAGED
GROWTH
FUND
1.2

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

management’s discussion of fund performance

Lewis R. Piantedosi

Co-Portfolio Manager

Duncan W. Richardson, CFA

Co-Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended December 31, 2006, Eaton Vance Tax-Managed Growth Fund 1.2 (the Fund) Class A shares had a total return of 13.07%. This return was the result of an increase in net asset value (NAV) per share to $11.77 on December 31, 2006, from $10.50 on December 31, 2005, and the reinvestment of $0.103 per share in dividends.(1)

•                  The Fund’s Class B shares had a total return of 12.17% during the same period, the result of an increase in NAV per share to $11.46 on December 31, 2006, from $10.23 on December 31, 2005, and the reinvestment of $0.015 per share in dividends.(1)

•                  The Fund’s Class C shares had a total return of 12.32% during the same period, the result of an increase in NAV per share to $11.47 on December 31, 2006, from $10.23 on December 31, 2005, and the reinvestment of $0.020 per share in dividends.(1)

•      The Fund’s Class I shares had a total return of 13.41% during the same period, the result of an increase in NAV per share to $11.79 on December 31, 2006, from $10.51 on December 31, 2005, and the reinvestment of $0.131 per share in dividends.(1)

•                  For comparison, the S&P 500 Index – a broad-based, unmanaged market index commonly used as a measure of overall U.S. stock market performance – had a total return of 15.78% for the same period. The Lipper Large-Cap Core Classification had a total return of 13.53% for the same period.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•                  The year ended December 31, 2006 marked another impressive year for equities as broad U.S. markets locked in a fourth consecutive annual gain. Helping fuel the rally were easing inflation and housing concerns, as well as declining oil prices and a continued pause in interest rate increases. Record levels of mergers and private equity activity further supported higher stock prices during the year, as did better than expected earnings and profit results. Price gains for the year were broad-based, but of particular note were the double digit gains realized by the blue chip Dow Industrial Average and the S&P 500 Index.

•                  For the year ended December 31, 2006, each of the 10 major sectors included in the S&P 500 Index registered positive returns. Telecommunications, energy and utilities were top performing S&P 500 Index sectors during the year, while the health care and information technology sectors had the weakest performance. Market leading industries of 2006 included diversified telecommunications, real estate investment trusts and investment bank and brokerage. In contrast, internet and catalog retailers, biotechnology and educational service industries realized weaker returns for the year. During the course of the year, on average, small-cap stocks outperformed large-cap stocks and the value investment style continued to lead growth.

•                  The Fund invests its assets in Tax-Managed Growth Portfolio (the Portfolio), a separate registered investment company with the same objective and investment policies as the Fund. The Portfolio in turn invests primarily in common stocks of established growth companies. The Fund underperformed its benchmark due in part to differences in sector allocation and stock selection in the Portfolio versus the S&P 500 Index.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

(2)  It  is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Classification return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

1

•                  During the year ended December 31, 2006, the Portfolio remained overweight in the industrials, consumer staples and consumer discretionary sectors, while continuing to underweight the technology, telecommunications and utilities sectors. The Portfolio benefited from its emphasis of the strong performing energy and consumer discretionary sectors and relatively stronger investment selection within commercial banks and metals and mining versus the S&P 500 Index. The Portfolio’s underweight of the technology sector was also helpful, particularly within the semi-conductor and internet software industries, as stocks in those sectors experienced significant declines over the course of the year.

•                  During the year ended December 31, 2006, the Portfolio’s de-emphasis of high dividend yielding stocks, such as those in the utilities and telecommunications sectors, hurt performance, as did the weak performance of certain Portfolio holdings in the health care and consumer staples sectors. Despite positive performance from holdings in the air freight and machinery stocks industries, the Portfolio’s overweight of the lagging industrials sector negatively impacted returns.

Ten Largest Holdings*

By net assets

Exxon Mobil Corp.	2.64%
General Electric Co.	2.37%
Procter & Gamble Co.	2.34%
American International Group	2.22%
ConocoPhillips	2.17%
Pepsico Inc.	1.90%
BP PLC Spons ADR	1.68%
Deere & Co.	1.55%
Amgen Inc.	1.47%
Danaher Corp.	1.44%

Common Stock Investments by Sector**

By net assets

*                 Ten Largest Holdings represented 19.78% of Portfolio net assets as of December 31, 2006. Holdings are subject to change due to active management.

**          As a percentage of the Portfolio’s net assets as of December 31, 2006. Portfolio information may not be representative of current or future investments and may change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

2

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

fund performance

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of each class of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of U.S. stock market performance. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C, Class I and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C	Class I
Average Annual Total Returns (at net asset value)
One Year	13.07%	12.17%	12.32%	13.41%
Five Years	4.88%	4.07%	4.10%	5.13%
Life of Fund†	3.21%	2.38%	2.41%	3.39%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	6.57%	7.17%	11.32%	13.41%
Five Years	3.64%	3.73%	4.10%	5.13%
Life of Fund†	2.17%	2.23%	2.41%	3.39%

†      Inception Dates – Class A, Class B, Class C, and Class I: 2/28/01

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are sold at net asset value and do not have a sales charge.

**          Source: Thomson Financial. Class A, Class B, Class C and Class I of the Fund commenced investment operations on 2/28/01. It is not possible to invest directly in an Index. The Index’s total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended December 31, 2006)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Life of Fund
Return Before Taxes	13.07%	3.21%
Return After Taxes on Distributions	12.92%	3.16%
Return After Taxes on Distributions and Sale of Fund Shares	8.69%	2.76%

Returns at Public Offering Price (POP) (Class A)

	One Year	Life of Fund
Return Before Taxes	6.57%	2.17%
Return After Taxes on Distributions	6.44%	2.12%
Return After Taxes on Distributions and Sale of Fund Shares	4.46%	1.86%

Average Annual Total Returns

(For the periods ended December 31, 2006)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Life of Fund
Return Before Taxes	12.32%	2.41%
Return After Taxes on Distributions	12.29%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	8.05%	2.06%

Returns at Public Offering Price (POP) (Class C)

	One Year	Life of Fund
Return Before Taxes	11.32%	2.41%
Return After Taxes on Distributions	11.29%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	7.40%	2.06%

Average Annual Total Returns

(For the periods ended December 31, 2006)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Life of Fund
Return Before Taxes	12.17%	2.38%
Return After Taxes on Distributions	12.15%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares	7.94%	2.04%

Returns at Public Offering Price (POP) (Class B)

	One Year	Life of Fund
Return Before Taxes	7.17%	2.23%
Return After Taxes on Distributions	7.15%	2.23%
Return After Taxes on Distributions and Sale of Fund Shares	4.69%	1.91%

Average Annual Total Returns

(For the periods ended December 31, 2006)

Returns at Net Asset Value (NAV) (Class I)

	One Year	Life of Fund
Return Before Taxes	13.41%	3.39%
Return After Taxes on Distributions	13.23%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	8.97%	2.91%

Class A, Class B, Class C, and Class I of the Fund commenced operations on 2/28/01. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 - 12/31/06)
Actual
Class A	$1,000.00	$1,101.30	$5.14
Class B	$1,000.00	$1,097.00	$9.09
Class C	$1,000.00	$1,097.40	$9.09
Class I	$1,000.00	$1,102.70	$3.82
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.94
Class B	$1,000.00	$1,016.50	$8.74
Class C	$1,000.00	$1,016.50	$8.74
Class I	$1,000.00	$1,021.60	$3.67

* Expenses are equal to the Fund's annualized expense ratio of 0.97% of Class A shares, 1.72% for Class B shares, 1.72% for Class C shares, and 0.72% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $964,477,526)	$1,353,877,657
Receivable for Fund shares sold	1,684,191
Total assets	$1,355,561,848
Liabilities
Payable for Fund shares redeemed	$1,788,662
Payable to affiliate for distribution and service fees	1,124,173
Payable to affiliate for administration fee	172,024
Payable to affiliate for Trustees' fees	1,776
Other accrued expenses	386,053
Total liabilities	$3,472,688
Net Assets	$1,352,089,160
Sources of Net Assets
Paid-in capital	$1,081,001,185
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(118,320,392)
Accumulated undistributed net investment income	8,236
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	389,400,131
Total	$1,352,089,160
Class A Shares
Net Assets	$661,149,440
Shares Outstanding	56,192,045
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.77
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.77)	$12.49
Class B Shares
Net Assets	$327,224,177
Shares Outstanding	28,545,441
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.46
Class C Shares
Net Assets	$351,953,714
Shares Outstanding	30,696,122
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.47
Class I Shares
Net Assets	$11,761,829
Shares Outstanding	997,704
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.79
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $325,936)	$24,011,404
Interest allocated from Portfolio	180,912
Security lending income allocated from Portfolio, net	30,680
Expenses allocated from Portfolio	(5,869,587)
Net investment income from Portfolio	$18,353,409
Expenses
Administration fee	$1,972,183
Trustees' fees and expenses	3,735
Distribution and service fees
Class A	1,575,781
Class B	3,337,853
Class C	3,431,159
Transfer and dividend disbursing agent fees	966,620
Printing and postage	152,940
Legal and accounting services	63,736
Registration fees	48,924
Custodian fee	35,781
Miscellaneous	57,366
Total expenses	$11,646,078
Net investment income	$6,707,331
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$45,815,863
Foreign currency transactions	(1,594)
Net realized gain	$45,814,269
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$104,351,789
Foreign currency	7,080
Net change in unrealized appreciation (depreciation)	$104,358,869
Net realized and unrealized gain	$150,173,138
Net increase in net assets from operations	$156,880,469

See notes to financial statements
6

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005*
From operations — Net investment income	$6,707,331	$4,486,251
Net realized gain from investment transactions, securities sold short and foreign currency transactions	45,814,269	7,696,413
Net change in unrealized appreciation (depreciation) of investments, securities sold short and foreign currency	104,358,869	36,705,773
Net increase in net assets from operations	$156,880,469	$48,888,437
Distributions to shareholders — From net investment income Class A	$(5,734,627)	$(4,179,909)
Class B	(436,872)	—
Class C	(622,358)	—
Class I	(92,002)	(74,216)
Total distributions to shareholders	$(6,885,859)	$(4,254,125)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$80,178,914	$118,817,572
Class B	7,395,494	15,972,605
Class C	26,573,897	40,660,194
Class I	8,173,547	2,023,194
Net asset value of shares issued to shareholders in payment of distributions declared Class A	4,440,912	3,261,058
Class B	352,225	—
Class C	441,549	—
Class I	42,840	39,945
Cost of shares redeemed Class A	(138,073,285)	(178,788,632)
Class B	(64,758,009)	(65,134,733)
Class C	(63,519,054)	(68,672,171)
Class I	(5,436,247)	(3,150,095)
Net asset value of shares exchanged Class A	4,360,983	1,900,249
Class B	(4,360,983)	(1,900,249)
Net decrease in net assets from Fund share transactions	$(144,187,217)	$(134,971,063)
Net increase (decrease) in net assets	$5,807,393	$(90,336,751)

Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005*
At beginning of year	$1,346,281,767	$1,436,618,518
At end of year	$1,352,089,160	$1,346,281,767
Accumulated undistributed net investment income included in net assets
At end of year	$8,236	$232,417

*  Amounts were reclassified for the year ended December 31, 2005 resulting in an increase in net realized gain (loss) and a decrease in net change in unrealized appreciation (depreciation) of $66,046,412. This amount was reclassified due to the correction of the allocation of realized gain (loss). These changes had no effect on the Fund's net asset value, net assets, net investment income, net increase in net assets from operations, financial highlights or total return.

See notes to financial statements
7

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2006	2005		2004		2003	2002
Net asset value — Beginning of year	$10.500	$10.150		$9.350		$7.600	$9.480
Income (loss) from operations
Net investment income(1)	$0.099	$0.072		$0.063		$0.040	$0.027
Net realized and unrealized gain (loss)	1.274	0.347		0.789		1.723	(1.907)
Total income (loss) from operations	$1.373	$0.419		$0.852		$1.763	$(1.880)
Less distributions
From net investment income	$(0.103)	$(0.069)		$(0.052)		$(0.013)	$—
Total distributions	$(0.103)	$(0.069)		$(0.052)		$(0.013)	$—
Net asset value — End of period	$11.770	$10.500		$10.150		$9.350	$7.600
Total Return(2)	13.07%	4.12%		9.12%		23.20%	(19.83)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$661,149	$637,731		$670,319		$583,971	$379,172
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.95%	0.99	%(5)	0.97	%(5)	1.01%	1.01%
Expenses after custodian fee reduction(3)	0.95%	0.99	%(5)	0.97	%(5)	1.01%	1.01%
Net investment income	0.90%	0.71	%(5)	0.66	%(5)	0.49%	0.32%
Portfolio Turnover of the Portfolio(4)	1%	0	%(6)	3%		15%	23%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including contributions and distributions of in-kind securities was 7%, 6%, 10%, 21%, and 30%, for 2006, 2005, 2004, 2003, and 2002, respectively.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for 2005 and 2004, respectively).

(6)  Amounts to less than 1%.

See notes to financial statements
8

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2006	2005		2004		2003	2002
Net asset value — Beginning of year	$10.230	$9.900		$9.140		$7.470	$9.400
Income (loss) from operations
Net investment income (loss)(1)	$0.015	$(0.004)		$(0.008)		$(0.021)	$(0.037)
Net realized and unrealized gain (loss)	1.230	0.334		0.768		1.691	(1.893)
Total income (loss) from operations	$1.245	$0.330		$0.760		$1.670	$(1.930)
Less distributions
From net investment income	$(0.015)	$—		$—		$—	$—
Total distributions	$(0.015)	$—		$—		$—	$—
Net asset value — End of period	$11.460	$10.230		$9.900		$9.140	$7.470
Total Return(2)	12.17%	3.33%		8.32%		22.36%	(20.53)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$327,224	$350,939		$391,010		$344,432	$255,721
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.70%	1.74	%(5)	1.72	%(5)	1.77%	1.76%
Expenses after custodian fee reduction(3)	1.70%	1.74	%(5)	1.72	%(5)	1.77%	1.76%
Net investment income (loss)	0.14%	(0.04	)%(5)	(0.09	)%(5)	(0.26)%	(0.44)%
Portfolio Turnover of the Portfolio(4)	1%	0	%(6)	3%		15%	23%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including contributions and distributions of in-kind securities was 7%, 6%, 10%, 21%, and 30%, for 2006, 2005, 2004, 2003, and 2002, respectively.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for 2005 and 2004, respectively).

(6)  Amounts to less than 1%.

See notes to financial statements
9

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2006	2005		2004		2003	2002
Net asset value — Beginning of year	$10.230	$9.900		$9.150		$7.480	$9.400
Income (loss) from operations
Net investment income (loss)(1)	$0.016	$(0.004)		$(0.008)		$(0.020)	$(0.036)
Net realized and unrealized gain (loss)	1.244	0.334		0.758		1.690	(1.884)
Total income (loss) from operations	$1.260	$0.330		$0.750		$1.670	$(1.920)
Less distributions
From net investment income	$(0.020)	$—		$—		$—	$—
Total distributions	$(0.020)	$—		$—		$—	$—
Net asset value — End of period	$11.470	$10.230		$9.900		$9.150	$7.480
Total Return(2)	12.32%	3.33%		8.20%		22.33%	(20.43)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$351,954	$349,504		$366,421		$333,398	$243,633
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.70%	1.74	%(5)	1.72	%(5)	1.76%	1.76%
Expenses after custodian fee reduction(3)	1.70%	1.74	%(5)	1.72	%(5)	1.76%	1.76%
Net investment income (loss)	0.15%	(0.04	)%(5)	(0.09	)%(5)	(0.25)%	(0.44)%
Portfolio Turnover of the Portfolio(4)	1%	0	%(6)	3%		15%	23%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including contributions and distributions of in-kind securities was 7%, 6%, 10%, 21%, and 30%, for 2006, 2005, 2004, 2003, and 2002, respectively.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for 2005 and 2004, respectively).

(6)  Amounts to less than 1%.

See notes to financial statements
10

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31,
	2006	2005		2004		2003	2002
Net asset value — Beginning of year	$10.510	$10.160		$9.360		$7.600	$9.460
Income (loss) from operations
Net investment income(1)	$0.126	$0.098		$0.090		$0.060	$0.052
Net realized and unrealized gain (loss)	1.285	0.348		0.785		1.723	(1.912)
Total income (loss) from operations	$1.411	$0.446		$0.875		$1.783	$(1.860)
Less distributions
From net investment income	$(0.131)	$(0.096)		$(0.075)		$(0.023)	$—
Total distributions	$(0.131)	$(0.096)		$(0.075)		$(0.023)	$—
Net asset value — End of period	$11.790	$10.510		$10.160		$9.360	$7.600
Total Return(2)	13.41%	4.38%		9.35%		23.46%	(19.66)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$11,762	$8,107		$8,868		$5,664	$3,604
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.70%	0.74	%(5)	0.72	%(5)	0.77%	0.74%
Expenses after custodian fee reduction(3)	0.70%	0.74	%(5)	0.72	%(5)	0.77%	0.74%
Net investment income	1.13%	0.96	%(5)	0.94	%(5)	0.74%	0.64%
Portfolio Turnover of the Portfolio(4)	1%	0	%(6)	3%		15%	23%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including contributions and distributions of in-kind securities was 7%, 6%, 10%, 21%, and 30%, for 2006, 2005, 2004, 2003, and 2002, respectively.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for 2005 and 2004, respectively).

(6)  Amounts to less than 1%.

See notes to financial statements
11

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.2 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has four classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of Tax-Managed Growth Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (6.6% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $44,360,728 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such loss carryover will expire on December 31, 2010 ($22,271,630), December 31, 2011 ($20,145,448) and December 31, 2013 ($1,943,650).

At December 31, 2006, net losses of $478 attributable to currency transactions incurred after October 31, 2006 are treated as arising on the first day of the Fund's taxable year ending December 31, 2007.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2006, there were no credit balances used to reduce the Fund's custodian fee.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

12

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders

The Fund's policy is to distribute annually (normally in December) substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute annually all or substantially all of its net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 were as follows:

	Year Ended December 31,
	2006	2005
Distributions declared from:
Ordinary income	$6,885,859	$4,254,125

During the year ended December 31, 2006, accumulated paid-in capital was increased by $31,661,301, accumulated undistributed net investment income was decreased by $45,653, and accumulated net realized gain was decreased by $31,615,648 primarily due to differences between book and tax accounting treatment of foreign currency gain (loss) and redemptions in-kind. Additionally, amounts were reclassified resulting in an increase in accumulated paid-in capital and a decrease in accumulated net realized gains of $215,138,114 due to the correction of the allocation of realized gain (loss). These changes had no effect on the Fund's net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(44,360,728)
Unrealized appreciation	$315,447,579
Accumulated undistributed net investment income	$1,602
Other temporary difference	$(478)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2006	2005
Sales	7,266,817	11,779,598
Issued to shareholders electing to receive payments of distributions in Fund shares	375,396	307,647
Redemptions	(12,612,657)	(17,573,969)
Exchange from Class B shares	398,751	186,238
Net decrease	(4,571,693)	(5,300,486)
	Year Ended December 31,
Class B	2006	2005
Sales	692,767	1,627,173
Issued to shareholders electing to receive payments of distributions in Fund shares	30,549	—
Redemptions	(6,081,591)	(6,628,516)
Exchange to Class A shares	(410,646)	(191,685)
Net decrease	(5,768,921)	(5,193,028)

13

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended December 31,
Class C	2006	2005
Sales	2,478,097	4,134,333
Issued to shareholders electing to receive payments of distributions in Fund shares	38,296	—
Redemptions	(5,971,984)	(6,980,438)
Net decrease	(3,455,591)	(2,846,105)
	Year Ended December 31,
Class I	2006	2005
Sales	696,029	201,381
Issued to shareholders electing to receive payments of distributions in Fund shares	3,612	3,761
Redemptions	(473,049)	(306,528)
Net increase (decrease)	226,592	(101,386)

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended December 31, 2006, the administration fee amounted to $1,972,183. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2006, EVM received $82,178 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee, earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees' Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $152,455 as its portion of the sales charge on sales of Class A shares for year ended December 31, 2006.

Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940 (the 1940 Act). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $1,575,781 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. Distribution fees paid or accrued for the year ended December 31, 2006 amounted to $2,503,390 and $2,573,369 for Class B and Class C shares, respectively. At December 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $15,778,000 and $27,896,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended December 31, 2006 amounted to $834,463 and $857,790 for Class B and Class C shares, respectively.

14

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on any redemption of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending upon the circumstances of the purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C shares are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective class will be credited to the Fund. EVD received approximately $4,000, $929,000 and $22,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $122,444,180 and $285,649,336, respectively, for the year ended December 31, 2006. Decreases in the Fund's investment in the Portfolio include the distribution of common stock as the result of redemptions in-kind of $2,735,294 for the year ended December 31, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

15

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.2:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.2 (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2007

16

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $19,103,000 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualified under tax law. For the Fund's fiscal 2006 ordinary income dividends, 100% qualified for the corporate dividends received deduction.

17

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.7%
Security	Shares	Value
Aerospace & Defense — 3.3%
Boeing Company (The)	948,774	$84,289,082
General Dynamics Corp.	1,470,000	109,294,500
Honeywell International, Inc.	293,060	13,258,034
Northrop Grumman Corp.	3,106,377	210,301,723
Raytheon Co.	350,050	18,482,640
Rockwell Collins, Inc.	129,632	8,204,409
United Technologies Corp.	3,693,938	230,945,004
		$674,775,392
Air Freight & Logistics — 2.7%
C.H. Robinson Worldwide, Inc.	2,078,589	$84,993,504
FedEx Corp.	2,219,776	241,112,069
United Parcel Service, Inc., Class B	2,979,416	223,396,612
		$549,502,185
Airlines — 0.0%
Southwest Airlines Co.	386,112	$5,915,236
		$5,915,236
Auto Components — 0.1%
BorgWarner, Inc.	95,849	$5,657,008
Delphi Corp.(1)	5,361	20,479
Johnson Controls, Inc.	213,523	18,345,896
Visteon Corp.(1)	4,426	37,532
		$24,060,915
Automobiles — 0.1%
DaimlerChrysler AG(2)	24,284	$1,491,280
Ford Motor Co.	83,266	625,328
General Motors Corp.	33,939	1,042,606
Harley-Davidson, Inc.	141,140	9,946,136
		$13,105,350
Beverages — 4.5%
Anheuser-Busch Companies, Inc.	4,881,907	$240,189,824
Brown-Forman Corp., Class A	479,732	32,348,329
Brown-Forman Corp., Class B	45,820	3,035,117
Coca Cola Co. (The)	4,721,933	227,833,267
Coca-Cola Enterprises, Inc.	1,606,930	32,813,511
PepsiCo, Inc.	6,177,920	386,428,896
		$922,648,944

Security	Shares	Value
Biotechnology — 1.7%
Amgen, Inc.(1)	4,383,782	$299,456,148
Biogen Idec, Inc.(1)	211,200	10,388,928
Celera Group(1)	8,870	124,091
Genzyme Corp.(1)	501,099	30,857,676
Gilead Sciences, Inc.(1)	115,482	7,498,246
Vertex Pharmaceuticals, Inc.(1)	13,000	486,460
		$348,811,549
Building Products — 0.7%
American Standard Companies, Inc.	868,699	$39,829,849
Masco Corp.	3,420,182	102,160,836
		$141,990,685
Capital Markets — 5.4%
Affiliated Managers Group, Inc.(1)	20,520	$2,157,268
Ameriprise Financial, Inc.	67,969	3,704,311
Bank of New York Co., Inc.	426,888	16,806,581
Bear Stearns Companies, Inc.	95,736	15,583,906
Charles Schwab Corp. (The)	847,738	16,395,253
Credit Suisse Group(2)	155,136	10,796,273
Federated Investors, Inc., Class B	1,599,819	54,041,886
Franklin Resources, Inc.	797,053	87,811,329
Goldman Sachs Group, Inc.	1,115,548	222,384,494
Investors Financial Services Corp.	450,386	19,217,971
Knight Capital Group, Inc., Class A(1)	1,750,000	33,547,500
Legg Mason, Inc.	46,784	4,446,819
Lehman Brothers Holdings, Inc.	192,474	15,036,069
Mellon Financial Corp.	321,392	13,546,673
Merrill Lynch & Co., Inc.	2,472,803	230,217,959
Morgan Stanley	3,053,604	248,654,974
Northern Trust Corp.	725,484	44,029,624
Nuveen Investments, Class A	110,000	5,706,800
Piper Jaffray Cos., Inc.(1)	27,517	1,792,733
Raymond James Financial, Inc.	221,005	6,698,662
State Street Corp.	146,764	9,897,764
T. Rowe Price Group, Inc.	341,862	14,963,300
UBS AG(2)	192,683	11,624,565
Waddell & Reed Financial, Inc., Class A	273,635	7,486,654
		$1,096,549,368

See notes to financial statements
18

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Chemicals — 0.8%
Arch Chemicals, Inc.	4,950	$164,885
Arkema (ADR)(1)	20,000	1,026,702
Ashland, Inc.	46,969	3,249,315
Dow Chemical Co. (The)	250,250	9,994,985
E.I. du Pont de Nemours and Co.	1,031,498	50,244,268
Ecolab, Inc.	407,411	18,414,977
MacDermid, Inc.	41,355	1,410,206
Monsanto Co.	39,066	2,052,137
Olin Corp.	9,900	163,548
PPG Industries, Inc.	27,142	1,742,788
Rohm and Haas Co.	2,601	132,963
Sigma-Aldrich Corp.	630,897	49,033,315
Tronox, Inc., Class B	37,854	597,715
Valspar Corp. (The)	1,219,107	33,696,117
		$171,923,921
Commercial Banks — 7.8%
Associated Banc-Corp.	991,726	$34,591,403
Bank of Hawaii Corp.	69,735	3,762,203
Bank of Montreal(2)	255,949	15,149,621
BB&T Corp.	1,867,960	82,059,483
City National Corp.	184,221	13,116,535
Colonial BancGroup, Inc. (The)	52,095	1,340,925
Comerica, Inc.	466,015	27,345,760
Commerce Bancshares, Inc.	171,056	8,280,821
Compass Bancshares, Inc.	54,254	3,236,251
Fifth Third Bancorp	2,711,753	110,992,050
First Citizens BancShares, Inc., Class A	22,480	4,555,347
First Horizon National Corp.	148,868	6,219,705
First Midwest Bancorp, Inc.	523,358	20,243,487
HSBC Holdings PLC (Hungary) (ADR)	220,592	4,037,864
HSBC Holdings PLC (UK) (ADR)	580,708	53,221,888
Huntington Bancshares, Inc.	583,001	13,846,274
KeyCorp	663,862	25,246,672
M&T Bank Corp.	81,234	9,923,545
Marshall & Ilsley Corp.	663,221	31,907,562
National City Corp.	1,511,282	55,252,470
PNC Financial Services Group, Inc.	166,675	12,340,617
Popular, Inc.(2)	1,432	25,704
Regions Financial Corp.	2,294,230	85,804,202
Royal Bank of Canada(2)	574,109	27,356,294
Societe Generale(2)	1,606,685	271,515,830
SunTrust Banks, Inc.	1,252,412	105,766,193

Security	Shares	Value
Commercial Banks (continued)
Synovus Financial Corp.	1,065,458	$32,848,070
Toronto-Dominion Bank (The)(2)	17,915	1,072,571
Trustmark Corp.	205,425	6,719,452
U.S. Bancorp	4,831,496	174,851,840
Valley National Bancorp.	109,831	2,911,620
Wachovia Corp.	2,539,881	144,646,223
Wells Fargo & Co.	4,253,936	151,269,964
Westamerica Bancorporation	258,826	13,104,360
Whitney Holding Corp.	117,128	3,820,715
Zions Bancorporation	454,096	37,435,674
		$1,595,819,195
Commercial Services & Supplies — 0.8%
Acco Brands Corp.(1)	15,490	$410,020
Allied Waste Industries, Inc.(1)	1,240,437	15,244,971
Avery Dennison Corp.	65,769	4,467,688
Cintas Corp.	1,251,060	49,679,593
Donnelley (R.R.) & Sons Co.	60,262	2,141,711
Herman Miller, Inc.	541,800	19,699,848
HNI Corp.	765,839	34,010,910
Hudson Highland Group, Inc.(1)	5,226	87,170
Manpower, Inc.	706	52,901
Monster Worldwide, Inc.(1)	39,395	1,837,383
PHH Corp.(1)	27,409	791,298
Pitney Bowes, Inc.	31,857	1,471,475
School Specialty, Inc.(1)	12,603	472,486
Waste Management, Inc.	671,011	24,673,074
		$155,040,528
Communications Equipment — 1.6%
3Com Corp.(1)	472,985	$1,943,968
ADC Telecommunications, Inc.(1)	21,341	310,084
Alcatel SA (ADR)	89,240	1,268,993
Avaya, Inc.(1)	20,404	285,248
Cisco Systems, Inc.(1)	6,198,467	169,404,103
Comverse Technology, Inc.(1)	165,755	3,499,088
Corning, Inc.(1)	3,671,953	68,702,241
Dycom Industries, Inc.(1)	61,019	1,288,721
Juniper Networks, Inc.(1)	35,691	675,988
Motorola, Inc.	1,266,823	26,045,881
Nokia Oyj (ADR)	2,042,478	41,503,153
Nortel Networks Corp.(1)(2)	72,544	1,939,101

See notes to financial statements
19

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Communications Equipment (continued)
QUALCOMM, Inc.	347,456	$13,130,362
Riverstone Networks, Inc.(3)	28,706	0
Tellabs, Inc.(1)	32,678	335,276
		$330,332,207
Computer Peripherals — 2.3%
Dell, Inc.(1)	4,406,741	$110,565,132
EMC Corp.(1)	1,747,812	23,071,118
Gateway, Inc.(1)	65,556	131,768
Hewlett-Packard Co.	887,799	36,568,441
International Business Machines Corp.	1,575,883	153,097,033
Lexmark International, Inc., Class A(1)	1,714,509	125,502,059
McDATA Corp., Class A(1)	7,666	42,546
Network Appliance, Inc.(1)	364,967	14,335,904
Palm, Inc.(1)	68,379	963,460
Sun Microsystems, Inc.(1)	319,180	1,729,956
		$466,007,417
Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.(1)	157,319	$12,827,791
		$12,827,791
Construction Materials — 0.1%
CRH PLC(2)	207,894	$8,634,999
Vulcan Materials Co.	206,614	18,568,400
		$27,203,399
Consumer Finance — 1.0%
American Express Co.	618,260	$37,509,834
Capital One Financial Corp.	1,705,714	131,032,949
SLM Corp.	916,399	44,692,779
		$213,235,562
Containers & Packaging — 0.1%
Bemis Co., Inc.	295,186	$10,030,420
Sealed Air Corp.	21,264	1,380,459
Sonoco Products Co.	128,617	4,895,163
Temple-Inland, Inc.	115,924	5,335,982
		$21,642,024
Distributors — 0.0%
Genuine Parts Co.	190,459	$9,033,470
		$9,033,470

Security	Shares	Value
Diversified Consumer Services — 0.3%
Apollo Group, Inc., Class A(1)	31,893	$1,242,870
H&R Block, Inc.	1,599,312	36,848,148
Laureate Education, Inc.(1)	302,518	14,711,450
ServiceMaster Co. (The)	1,156,537	15,162,200
		$67,964,668
Diversified Financial Services — 3.1%
Bank of America Corp.	4,074,755	$217,551,169
Citigroup, Inc.	4,486,846	249,917,322
ING Groep N.V. (ADR)	257,281	11,364,102
JPMorgan Chase & Co.	2,748,807	132,767,378
Moody's Corp.	309,906	21,402,108
		$633,002,079
Diversified Telecommunication Services — 1.4%
AT&T, Inc.	1,201,387	$42,949,585
BCE, Inc.(2)	2,653,500	71,644,500
Bell Aliant Regional Communications, Inc.(1)(2)(3)(5)	210,251	4,870,986
BellSouth Corp.	165,981	7,819,365
Cincinnati Bell, Inc.(1)	169,013	772,389
Citizens Communications Co.	6,949	99,857
Deutsche Telekom AG (ADR)	1,843,732	33,555,922
Embarq Corp.	16,420	863,035
McLeod USA, Inc., Class A(1)(3)	947	0
Qwest Communications International, Inc.(1)	38,011	318,152
RSL Communications, Ltd., Class A(1)(2)(3)	247,161	0
Telefonos de Mexico SA de CV (ADR)	2,883,026	81,416,654
Verizon Communications, Inc.	462,191	17,211,993
Windstream Corp.	1,105,386	15,718,589
		$277,241,027
Electric Utilities — 0.4%
American Electric Power Co., Inc.	960	$40,877
Duke Energy Corp.	417,250	13,856,873
Exelon Corp.	1,003,134	62,083,963
Southern Co. (The)	65,985	2,432,207
		$78,413,920
Electrical Equipment — 0.6%
American Power Conversion Corp.	15,654	$478,856
Emerson Electric Co.	2,533,434	111,648,436
Rockwell Automation, Inc.	160,084	9,777,931
Roper Industries, Inc.	46,244	2,323,299
Thomas & Betts Corp.(1)	106,648	5,042,317
		$129,270,839

See notes to financial statements
20

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electronic Equipment & Instruments — 0.4%
Agilent Technologies, Inc.(1)	451,772	$15,744,254
Arrow Electronics, Inc.(1)	8,750	276,063
Flextronics International, Ltd.(1)(2)	441,607	5,069,648
Jabil Circuit, Inc.	2,082,013	51,113,419
National Instruments Corp.	278,794	7,594,349
Plexus Corp.(1)	146,273	3,492,999
Sanmina-SCI Corp.(1)	540,602	1,865,077
Solectron Corp.(1)	1,670,613	5,379,374
		$90,535,183
Energy Equipment & Services — 0.7%
Baker Hughes, Inc.	194,687	$14,535,331
GlobalSantaFe Corp.(2)	20,000	1,175,600
Grant Prideco, Inc.(1)	11,694	465,070
Halliburton Co.	1,251,578	38,861,497
Schlumberger, Ltd.(2)	1,178,674	74,445,050
Smith International, Inc.	120,165	4,935,177
Transocean, Inc.(1)(2)	103,602	8,380,366
		$142,798,091
Food & Staples Retailing — 1.8%
Casey's General Stores, Inc.	12,551	$295,576
Costco Wholesale Corp.	928,292	49,078,798
CVS Corp.	365,636	11,301,809
Kroger Co. (The)	1,344,295	31,012,886
Safeway, Inc.	1,135,280	39,235,277
SUPERVALU, Inc.	98,710	3,528,883
Sysco Corp.	2,229,368	81,951,568
Walgreen Co.	1,063,420	48,800,344
Wal-Mart Stores, Inc.	2,141,995	98,917,329
		$364,122,470
Food Products — 2.5%
Archer-Daniels-Midland Co.	1,376,641	$43,997,446
Campbell Soup Co.	1,295,515	50,382,578
ConAgra Foods, Inc.	954,451	25,770,177
Dean Foods Co.(1)	286,449	12,111,064
Del Monte Foods Co.	99,492	1,097,397
General Mills, Inc.	151,524	8,727,782
H.J. Heinz Co.	292,513	13,166,010
Hershey Co. (The)	497,578	24,779,384
J.M. Smucker Co. (The)	7,152	346,657

Security	Shares	Value
Food Products (continued)
Kellogg Co.	54,076	$2,707,045
Kraft Foods, Inc.	465	16,601
Nestle SA(2)	275,000	97,368,672
Sara Lee Corp.	4,504,598	76,713,304
Smithfield Foods, Inc.(1)	3,650,830	93,680,298
TreeHouse Foods, Inc.(1)	64,797	2,021,666
Tyson Foods, Inc., Class A	265,272	4,363,724
William Wrigley Jr. Co.	996,034	51,514,878
		$508,764,683
Gas Utilities — 0.0%
National Fuel Gas Co.	4,000	$154,160
		$154,160
Health Care Equipment & Supplies — 1.0%
Advanced Medical Optics, Inc.(1)	9,834	$346,157
Baxter International, Inc.	241,562	11,206,061
Becton, Dickinson and Co.	63,708	4,469,116
Biomet, Inc.	419,890	17,328,860
Boston Scientific Corp.(1)	1,138,837	19,565,220
DENTSPLY International, Inc.	7,701	229,875
Edwards Lifesciences Corp.(1)	3,070	144,413
Hillenbrand Industries, Inc.	188,606	10,737,340
Hospira, Inc.(1)	114,611	3,848,637
Medtronic, Inc.	1,886,733	100,959,083
Medtronic, Inc.(3)(4)	7,500	401,074
St. Jude Medical, Inc.(1)	84,585	3,092,428
Stryker Corp.	151,918	8,372,201
Zimmer Holdings, Inc.(1)	302,863	23,738,402
		$204,438,867
Health Care Providers & Services — 1.9%
AmerisourceBergen Corp.	369,925	$16,631,828
Cardinal Health, Inc.	2,189,814	141,089,716
Caremark Rx, Inc.	1,087,504	62,107,353
CIGNA Corp.	15,036	1,978,287
Express Scripts, Inc.(1)	74,800	5,355,680
Health Management Associates, Inc., Class A	124,425	2,626,612
Henry Schein, Inc.(1)	1,143,408	56,004,124
McKesson Corp.	2,631	133,392
Medco Health Solutions, Inc.(1)	174,081	9,302,889
Sunrise Senior Living, Inc.(1)	8,000	245,760

See notes to financial statements
21

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Providers & Services (continued)
Tenet Healthcare Corp.(1)	3,478	$24,242
Unitedhealth Group	453,594	24,371,606
WellPoint, Inc.(1)	834,692	65,681,913
		$385,553,402
Health Care Technology — 0.0%
IMS Health, Inc.	120,055	$3,299,111
		$3,299,111
Hotels, Restaurants & Leisure — 1.5%
Bob Evans Farms, Inc.	49,985	$1,710,487
Brinker International, Inc.	185,881	5,606,171
Carnival Corp.(2)	550,082	26,981,522
Darden Restaurants, Inc.	184,714	7,419,961
Gaylord Entertainment Co.(1)	428,482	21,822,588
International Game Technology	409,904	18,937,565
International Speedway Corp., Class A	118,344	6,040,278
Jack in the Box, Inc.(1)	74,400	4,541,376
Marriott International, Inc., Class A	395,881	18,891,441
McDonald's Corp.	915,891	40,601,448
MGM MIRAGE(1)	188,890	10,832,842
OSI Restaurant Partners, Inc.	1,034,548	40,554,282
Papa John's International, Inc.(1)	157,179	4,559,763
Sonic Corp.(1)	43,809	1,049,226
Starbucks Corp.(1)	2,254,271	79,846,279
Wyndham Worldwide Corp.(1)	128,223	4,105,700
Yum! Brands, Inc.	247,333	14,543,180
		$308,044,109
Household Durables — 0.4%
Blyth, Inc.	583,297	$12,103,413
D.R. Horton, Inc.	637,557	16,888,885
Fortune Brands, Inc.	115,429	9,856,482
Leggett & Platt, Inc.	1,794,941	42,899,090
Newell Rubbermaid, Inc.	291,589	8,441,502
		$90,189,372
Household Products — 3.1%
Clorox Co. (The)	14,873	$954,103
Colgate-Palmolive Co.	702,684	45,843,104
Energizer Holdings, Inc.(1)	168,981	11,995,961
Kimberly-Clark Corp.	1,398,706	95,042,073
Procter & Gamble Co. (The)	7,412,101	476,375,731
		$630,210,972

Security	Shares	Value
Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)(1)	40,339	$889,072
Dynegy, Inc., Class A(1)	22,688	164,261
TXU Corp.	196,092	10,630,147
		$11,683,480
Industrial Conglomerates — 2.9%
3M Co.	911,246	$71,013,401
General Electric Co.	12,987,699	483,272,280
Teleflex, Inc.	14,497	935,926
Textron, Inc.	12,838	1,203,819
Tyco International, Ltd.(2)	1,125,841	34,225,566
		$590,650,992
Insurance — 5.8%
Aegon, N.V. (ADR)	5,182,849	$98,214,989
AFLAC, Inc.	2,198,053	101,110,438
Allstate Corp. (The)	191,646	12,478,071
American International Group, Inc.	6,322,481	453,068,988
AON Corp.	517,325	18,282,266
Arthur J. Gallagher & Co.	557,196	16,465,142
Berkshire Hathaway, Inc., Class A(1)	641	70,503,590
Berkshire Hathaway, Inc., Class B(1)	40,436	148,238,376
Chubb Corp. (The)	30,869	1,633,279
Commerce Group, Inc. (The)	84,309	2,508,193
Hartford Financial Services Group, Inc. (The)	45,700	4,264,267
Lincoln National Corp.	224,854	14,930,306
Manulife Financial Corp.(2)	210,896	7,126,176
Marsh & McLennan Cos., Inc.	478,800	14,680,008
MetLife, Inc.	803,028	47,386,682
Old Republic International Corp.	300,685	6,999,947
Principal Financial Group, Inc.	113,328	6,652,354
Progressive Corp. (The)	3,784,948	91,671,441
SAFECO Corp.	161,000	10,070,550
St. Paul Travelers Cos., Inc. (The)	349,428	18,760,789
Torchmark Corp.	318,929	20,334,913
UnumProvident Corp.	53,710	1,116,094
XL Capital Ltd., Class A(2)	187,100	13,474,942
		$1,179,971,801

See notes to financial statements
22

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Internet & Catalog Retail — 0.2%
Amazon.com, Inc.(1)	42,476	$1,676,103
Expedia, Inc.(1)	403,096	8,456,954
IAC/InterActiveCorp(1)	429,832	15,972,557
Liberty Media Corp. - Interactive(1)	275,760	5,948,143
		$32,053,757
Internet Software & Services — 0.4%
eBay, Inc.(1)	1,257,244	$37,805,327
Google, Inc., Class A(1)	91,634	42,195,624
		$80,000,951
IT Services — 2.5%
Accenture Ltd., Class A(2)	2,739,520	$101,170,474
Acxiom Corp.	455,893	11,693,655
Affiliated Computer Services, Inc.(1)	183,730	8,973,373
Automatic Data Processing, Inc.	1,491,647	73,463,615
BISYS Group, Inc. (The)(1)	65,000	839,150
Computer Sciences Corp.(1)	226,702	12,099,086
DST Systems, Inc.(1)	72,199	4,521,823
Electronic Data Systems Corp.	1,252	34,493
Fidelity National Information Services, Inc.	42,862	1,718,338
First Data Corp.	3,488,152	89,017,639
Fiserv, Inc.(1)	832,355	43,632,049
Gartner, Inc., Class A(1)	30,576	605,099
Paychex, Inc.	1,623,499	64,193,150
Perot Systems Corp.(1)	649,037	10,637,716
Safeguard Scientifics, Inc.(1)	26,579	64,321
Western Union Co.	3,488,152	78,204,368
		$500,868,349
Leisure Equipment & Products — 0.0%
Eastman Kodak Co.	90,761	$2,341,634
Mattel, Inc.	30,514	691,447
		$3,033,081
Life Sciences Tools & Services — 0.2%
Dionex Corp.(1)	37,300	$2,115,283
Invitrogen Corp.(1)	429,910	24,328,607
PerkinElmer, Inc.	254,526	5,658,113
Waters Corp.(1)	97,439	4,771,588
		$36,873,591

Security	Shares	Value
Machinery — 3.6%
Caterpillar, Inc.	185,437	$11,372,851
Danaher Corp.	4,060,343	294,131,247
Deere & Co.	3,312,500	314,919,375
Donaldson Co., Inc.	77,792	2,700,160
Dover Corp.	532,425	26,099,474
Illinois Tool Works, Inc.	1,656,572	76,517,061
ITT Industries, Inc.	8,428	478,879
Nordson Corp.	72,383	3,606,845
Parker Hannifin Corp.	35,571	2,734,698
		$732,560,590
Media — 4.9%
ADVO, Inc.	750,000	$24,450,000
Belo Corp., Class A	330,817	6,080,416
Cablevision Systems Corp., Class A	4	114
Catalina Marketing Corp.	79,803	2,194,583
CBS Corp., Class A	14,887	464,772
CBS Corp., Class B	556,629	17,355,692
Clear Channel Communications, Inc.	129,887	4,616,184
Comcast Corp., Class A(1)	1,895,538	80,238,124
Comcast Corp., Class A Special(1)	2,367,010	99,130,379
Discovery Holding Co., Class A(1)	102,540	1,649,869
E.W. Scripps Co. (The), Class A	51,066	2,550,236
EchoStar Communications Corp., Class A(1)	35,150	1,336,755
Entercom Communications Corp.	220,000	6,199,600
Gannett Co., Inc.	423,389	25,598,099
Havas SA (ADR)	3,142,938	17,367,670
Idearc, Inc.(1)	23,103	661,901
Interpublic Group of Companies, Inc., (The)(1)	932,692	11,416,150
Lamar Advertising Co.(1)	241,409	15,785,735
Liberty Global, Inc., Class A(1)	46,731	1,362,209
Liberty Global, Inc., Class C(1)	48,416	1,355,648
Liberty Media Holding Corp.-Capital, Series A(1)	55,152	5,403,793
Liberty Media Holding Corp.-Capital, Series B(1)	526	51,614
Live Nation, Inc.(1)	16,410	367,584
McClatchy Co., (The), Class A	9,394	406,760
McGraw-Hill Companies, Inc., (The)	482,884	32,845,770
New York Times Co. (The), Class A	300,468	7,319,400
News Corp., Class A	187,934	4,036,822
Omnicom Group, Inc.	2,410,418	251,985,098
Publicis Groupe(1)	329,132	13,849,518
Time Warner, Inc.	4,059,654	88,419,264
Tribune Co.	1,694,658	52,161,573

See notes to financial statements
23

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Media (continued)
Univision Communications, Inc., Class A(1)	27,009	$956,659
Viacom, Inc., Class A(1)	13,791	565,569
Viacom, Inc., Class B(1)	524,573	21,523,230
Vivendi SA (ADR)	174,913	6,815,149
Walt Disney Co. (The)	4,955,298	169,818,062
Washington Post Co. (The), Class B	16,470	12,280,032
WPP Group PLC(2)	139,450	1,881,113
WPP Group PLC (ADR)	256,051	17,344,895
		$1,007,846,041
Metals & Mining — 0.3%
Alcoa, Inc.	85,947	$2,579,269
Nucor Corp.	741,928	40,553,784
Phelps Dodge Corp.	29,724	3,558,557
Steel Dynamics, Inc.	623,600	20,235,820
		$66,927,430
Multiline Retail — 1.6%
99 Cents Only Stores(1)	807,619	$9,828,723
Dollar General Corp.	52,668	845,848
Dollar Tree Stores, Inc.(1)	646,996	19,474,580
Family Dollar Stores, Inc.	2,249,176	65,968,332
Federated Department Stores, Inc.	231,607	8,831,175
J.C. Penney Company, Inc.	130,349	10,083,799
Nordstrom, Inc.	131,384	6,482,487
Sears Holdings Corp.(1)	4,563	766,265
Target Corp.	3,504,497	199,931,554
		$322,212,763
Multi-Utilities — 0.0%
Ameren Corp.	5,000	$268,650
Dominion Resources, Inc.	3,249	272,396
PG&E Corp.	3,000	141,990
TECO Energy, Inc.	20,354	350,699
Wisconsin Energy Corp.	9,576	454,477
		$1,488,212
Office Electronics — 0.0%
Xerox Corp.(1)	22,878	$387,782
Zebra Technologies Corp., Class A(1)	13,500	469,665
		$857,447

Security	Shares	Value
Oil, Gas & Consumable Fuels — 10.1%
Anadarko Petroleum Corp.	5,118,262	$222,746,762
Apache Corp.	2,145,450	142,693,880
BP PLC (ADR)	5,110,159	342,891,669
Chevron Corp.	545,679	40,123,777
ConocoPhillips	6,155,436	442,883,620
Devon Energy Corp.	818,602	54,911,822
El Paso Corp.	97,665	1,492,321
Exxon Mobil Corp.	7,018,803	537,850,874
Hess Corp.	56,192	2,785,437
Kinder Morgan, Inc.	1,762,113	186,343,450
Marathon Oil Corp.	19,294	1,784,695
Murphy Oil Corp.	39,036	1,984,981
Newfield Exploration Co.(1)	30,851	1,417,603
Royal Dutch Shell PLC (ADR)	116,941	8,278,253
Total SA (ADR)	762,250	54,821,020
Valero Energy Corp.	11,481	587,368
Williams Cos., Inc. (The)	223,515	5,838,212
		$2,049,435,744
Paper and Forest Products — 0.1%
International Paper Co.	150,301	$5,125,264
MeadWestvaco Corp.	45,590	1,370,435
Neenah Paper, Inc.	33,028	1,166,549
Weyerhaeuser Co.	85,020	6,006,663
		$13,668,911
Personal Products — 0.3%
Avon Products, Inc.	173,400	$5,729,136
Estee Lauder Cos., Inc., (The) Class A	1,160,940	47,389,571
		$53,118,707
Pharmaceuticals — 6.6%
Abbott Laboratories	3,244,908	$158,059,469
Allergan, Inc.	138,300	16,560,042
Bristol-Myers Squibb Co.	4,735,992	124,651,309
Eli Lilly & Co.	3,934,161	204,969,788
Forest Laboratories, Inc.(1)	56,729	2,870,487
GlaxoSmithKline PLC (ADR)	419,815	22,149,439
Johnson & Johnson	3,883,957	256,418,841
King Pharmaceuticals, Inc.(1)	152,305	2,424,696
Merck & Co., Inc.	2,720,051	118,594,224
Mylan Laboratories, Inc.	27,992	558,720

See notes to financial statements
24

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Pharmaceuticals (continued)
Novo Nordisk A/S (ADR)	269,510	$22,539,121
Pfizer, Inc.	9,928,570	257,149,963
Schering-Plough Corp.	1,739,845	41,129,936
Sepracor, Inc.(1)	4,000	246,320
Shering AG (ADR)	25,000	3,334,543
Teva Pharmaceutical Industries, Ltd. (ADR)	1,676,190	52,095,985
Watson Pharmaceuticals, Inc.(1)	562,702	14,647,133
Wyeth	828,310	42,177,545
		$1,340,577,561
Real Estate Investment Trusts (REITs) — 0.0%
ProLogis	104,563	$6,354,294
		$6,354,294
Real Estate Management & Development — 0.0%
Forest City Enterprises, Inc., Class A	58,779	$3,432,694
Realogy Corp.(1)	160,279	4,859,659
		$8,292,353
Road & Rail — 0.1%
Avis Budget Group, Inc.	64,111	$1,390,568
Burlington Northern Santa Fe Corp.	192,210	14,187,020
CSX Corp.	76,268	2,625,907
Heartland Express, Inc.	1	15
Kansas City Southern(1)	6,815	197,499
Norfolk Southern Corp.	3,990	200,657
Union Pacific Corp.	14,580	1,341,652
		$19,943,318
Semiconductors & Semiconductor Equipment — 1.9%
Agere Systems, Inc.(1)	7,696	$147,532
Analog Devices, Inc.	600,378	19,734,425
Applied Materials, Inc.	1,094,431	20,192,252
Broadcom Corp., Class A(1)	911,708	29,457,286
Cypress Semiconductor Corp.(1)	52,742	889,758
Intel Corp.	11,168,974	226,171,724
KLA-Tencor Corp.	148,373	7,381,557
Linear Technology Corp.	395,760	11,999,443
LSI Logic Corp.(1)	132,810	1,195,290
Maxim Integrated Products, Inc.	263,099	8,056,091
Skyworks Solutions, Inc.(1)	98,685	698,690
Teradyne, Inc.(1)	7,248	108,430

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	2,086,420	$60,088,896
Verigy, Ltd.(1)(2)	29,129	517,040
Xilinx, Inc.	23,033	548,416
		$387,186,830
Software — 2.0%
Adobe Systems, Inc.(1)	489,938	$20,146,251
CA, Inc.	39,583	896,555
Cadence Design Systems, Inc.(1)	269,092	4,819,438
Compuware Corp.(1)	150,944	1,257,364
Electronic Arts, Inc.(1)	21,405	1,077,956
Fair Isaac Corp.	236,946	9,631,855
Intuit, Inc.(1)	997,878	30,445,258
Jack Henry & Associates, Inc.	201,006	4,301,528
Microsoft Corp.	6,910,072	206,334,750
Oracle Corp.(1)	4,797,138	82,222,945
SAP AG (ADR)	615,900	32,704,290
Symantec Corp.(1)	197,186	4,111,328
Wind River Systems, Inc.(1)	59,479	609,660
		$398,559,178
Specialty Retail — 1.8%
Abercrombie & Fitch Co., Class A	5,929	$412,836
AutoNation, Inc.(1)	890,018	18,975,184
Best Buy Co., Inc.	170,415	8,382,714
CarMax, Inc.(1)	61,533	3,300,015
Circuit City Stores, Inc.	104,507	1,983,543
Gap, Inc. (The)	540,888	10,547,316
Home Depot, Inc.	4,483,290	180,048,926
Limited Brands, Inc.	603,584	17,467,721
Lowe's Companies, Inc.	1,785,216	55,609,478
Office Depot, Inc.(1)	79,998	3,053,524
Payless ShoeSource, Inc.(1)	23,100	758,142
Pep Boys (The) - Manny, Moe & Jack	62,500	928,750
RadioShack Corp.	502,318	8,428,896
Sherwin-Williams Co. (The)	35,899	2,282,458
Staples, Inc.	275,430	7,353,981
TJX Companies, Inc. (The)	1,716,834	48,895,432
Tween Brands, Inc.(1)	8,057	321,716
		$368,750,632

See notes to financial statements
25

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 1.0%
Coach, Inc.(1)	735,936	$31,615,811
Hanesbrands, Inc.(1)	563,704	13,314,689
NIKE, Inc., Class B	1,529,222	151,438,855
		$196,369,355
Thrifts & Mortgage Finance — 0.3%
Fannie Mae	335,606	$19,931,640
Freddie Mac	146,695	9,960,591
MGIC Investment Corp.	95,045	5,944,114
Washington Mutual, Inc.	625,699	28,463,048
		$64,299,393
Tobacco — 0.3%
Altria Group, Inc.	621,907	$53,372,059
		$53,372,059
Trading Companies & Distributors — 0.0%
United Rentals, Inc.(1)	391,179	$9,947,682
		$9,947,682
Wireless Telecommunication Services — 0.5%
Alltel Corp.	1,421,969	$86,000,685
Sprint Nextel Corp.	344,624	6,509,947
Telephone & Data Systems, Inc., Special Shares	25,844	1,281,862
Telephone and Data Systems, Inc.	25,844	1,404,105
Vodafone Group PLC (ADR)	299,500	8,320,110
		$103,516,709
Total Common Stocks (identified cost $13,972,240,872)		$20,334,849,302
Convertible Preferred Stocks — 0.0%
Security	Shares	Value
Independent Power Producers & Energy Traders — 0.0%
Enron Corp.(1)(3)	11,050	$0
		$0
Total Convertible Preferred Stocks (identified cost $16,626,069)		$0

Other Issues — 0.0%
Security	Shares	Value
Commercial Banks — 0.0%
Wachovia Corp. (Dividend Equalization Preferred Shares)(1)	166,518	$416
		$416
Software — 0.0%
Seagate Technology, Inc. (Tax Refund Rights)(1)(3)	197,392	$0
		$0
Total Other Issues (identified cost $39,407)		$416
Warrants — 0.0%
Security	Shares	Value
Communications Equipment — 0.0%
Lucent Technologies, Inc.(1)	18,106	$5,613
		$5,613
Total Warrants (identified cost $0)		$5,613

See notes to financial statements
26

Tax-Managed Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Affiliated Investments — 0.1%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.87%(6)	$21,137	$21,136,709
Total Affiliated Investments (at amortized cost, $21,136,709)		$21,136,709
Total Investments — 99.8% (identified cost $14,010,043,057)		$20,355,992,040
Other Assets, Less Liabilities — 0.2%		$31,300,207
Net Assets — 100.0%		$20,387,292,247

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Foreign security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Security subject to restrictions on resale (see Note 7).

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate value of the securities is $4,870,986 or 0.02% of the Portfolio's net assets.

(6)  Affiliated investment investing in high quality, U.S. Dollar denominated money market instruments, and that is available to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of December 31, 2006.

See notes to financial statements
27

Tax-Managed Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Unaffiliated Investments, at value (identified cost, $13,988,906,348)	$20,334,855,331
Affiliated Investments, at value (amortized cost, $21,136,709)	21,136,709
Cash	2,010
Receivable for investments sold	9,565,416
Dividends and interest receivable	28,247,780
Tax reclaim receivable	1,478,224
Total assets	$20,395,285,470
Liabilities
Payable to affiliate for investment adviser fee	$7,278,009
Payable to affiliate for Trustees' fees	9,161
Other accrued expenses	706,053
Total liabilities	$7,993,223
Net Assets applicable to investors' interest in Portfolio	$20,387,292,247
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$14,041,287,771
Net unrealized appreciation (computed on the basis of identified cost)	6,346,004,476
Total	$20,387,292,247

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $5,508,449)	$352,655,089
Interest	2,633,384
Security lending income, net	450,588
Interest income allocated from affiliated investment	85,831
Expense allocated from affiliated investment	(7,961)
Total investment income	$355,816,931
Expenses
Investment adviser fee	$83,323,602
Trustees' fees and expenses	28,217
Custodian fee	2,217,430
Legal and accounting services	92,496
Miscellaneous	628,068
Total expenses	$86,289,813
Deduct — Reduction of custodian fee	$99
Total expense reductions	$99
Net expenses	$86,289,714
Net investment income	$269,527,217
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$644,762,039
Foreign currency transactions	(23,541)
Net realized gain	$644,738,498
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,577,869,222
Foreign currency	101,821
Net change in unrealized appreciation (depreciation)	$1,577,971,043
Net realized and unrealized gain	$2,222,709,541
Net increase in net assets from operations	$2,492,236,758

See notes to financial statements
28

Tax-Managed Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$269,527,217	$232,904,646
Net realized gain from investment transactions, securities sold short and foreign currency transactions	644,738,498	70,889,149
Net change in unrealized appreciation (depreciation) of investments, securities sold short and foreign currency	1,577,971,043	551,019,603
Net increase in net assets from operations	$2,492,236,758	$854,813,398
Capital transactions — Contributions	$1,447,009,081	$1,237,495,815
Withdrawals	(2,584,560,445)	(2,200,844,762)
Net decrease in net assets from capital transactions	$(1,137,551,364)	$(963,348,947)
Net increase (decrease) in net assets	$1,354,685,394	$(108,535,549)
Net Assets
At beginning of year	$19,032,606,853	$19,141,142,402
At end of year	$20,387,292,247	$19,032,606,853

See notes to financial statements
29

Tax-Managed Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2006	2005		2004		2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.45%	0.45	%(2)	0.45	%(2)	0.45%	0.45%
Expenses after custodian fee reduction	0.45%	0.45	%(2)	0.45	%(2)	0.45%	0.45%
Net investment income	1.39%	1.25	%(2)	1.18	%(2)	1.05%	0.85%
Portfolio Turnover(1)	1%	0	%(3)	3%		15%	23%
Total Return	13.69%	4.70%		9.67%		23.88%	(19.52)%
Net assets, end of year (000's omitted)	$20,387,292	$19,032,607		$19,141,142		$17,609,589	$14,571,522

(1)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions was 7%, 6%, 10%, 21%, and 30% for 2006, 2005, 2004, 2003, and 2002, respectively.

(2)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively).

(3)  Amounts to less than 1%.

See notes to financial statements
30

Tax-Managed Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 1, 1995, seeks to achieve long-term, after-tax returns for its interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Cash Collateral Fund, LLC (Cash Collateral), both are affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral are valued at the net asset value per share on the valuation date.

B  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C  Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in

31

Tax-Managed Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in the price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

D  Put Options — Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

E  Securities Sold Short — The Portfolio may sell individual securities short if it owns at least an equal amount of the security sold short or has at the time of the sale a right to obtain securities equivalent in kind and amount to the securities sold short provided that, if such right is conditional, the sale is made upon the same conditions (a covered short sale). The Portfolio may sell short securities representing an index or basket of securities whose constituents the Portfolio holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Portfolio. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The exposure to loss on covered short sales (to the extent the value of the security sold short rises instead of falls) is offset by the increase in the value of the underlying security or securities retained. The profit or loss on a covered short sale is also affected by the borrowing cost of any securities borrowed in connection with the short sale (which will vary with market conditions) and use of the proceeds of the short sale. The Portfolio expects normally to close covered short sales against-the-box by delivering newly acquired stocks. Exposure to loss on an index or basket of securities sold short will not be offset by gains on other securities holdings to the extent that the constituent securities of the index or a basket of securities sold short are not held by the Portfolio. Such losses may be substantial.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has

32

Tax-Managed Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2006, there were $99 in credit balances used to reduce the Portfolio's custodian fee.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a wholly-owned subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. Certain of the advisory fee rate reductions are pursuant to an agreement between the Portfolio's Board of Trustees and BMR. Those reductions may not be changed without Trustee and interestholder approval. In addition, the investment adviser fee payable by the Portfolio is reduced by the Portfolio's allocable portion of the advisory fee paid by Cash Management, an affiliated investment company managed by BMR. The Portfolio's allocated portion of the advisory fee paid by Cash Management totaled $7,775 and the advisory fee incurred directly by the Portfolio amounted to $83,323,602 for the year ended December 31, 2006. For the year ended December 31, 2006, the effective annual rate of investment advisory fees paid or accrued on a direct and indirect basis by the Portfolio, based on average net assets, was 0.43%.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

For the year ended December 31, 2006, purchases and sales of investments, other than short-term obligations, aggregated $112,574,873 and $621,537,755, respectively. In addition, investments having an aggregate market value of $1,585,969,823 at dates of withdrawal were distributed in payment for capital withdrawals and investors contributed securities with a value of $1,240,104,202, during the year ended December 31, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006 as computed on a federal income tax basis, were as follows:

Aggregate cost	$4,054,619,301
Gross unrealized appreciation	$26,261,456,216
Gross unrealized depreciation	(9,960,083,477)
Net unrealized appreciation	$16,301,372,739

Unrealized appreciation on foreign currency is $55,493.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments

33

Tax-Managed Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at December 31, 2006.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

7  Restricted Securities

At December 31, 2006, the Portfolio owned the following securities (representing less than 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The securities are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks	Date of Acquisition	Eligible for Resale	Shares	Cost	Fair Value
Medtronic, Inc.	5/18/06	5/19/07	7,500	$368,372	$401,074
				$368,372	$401,074

8  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral which invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $2,160,185 for the year ended December 31, 2006. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Portfolio did not have any securities on loan at December 31, 2006.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Tax-Managed Growth Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the Portfolio), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2007

35

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee

36

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Growth Fund 1.2 (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. The Board noted the excellent long-term performance record of the underlying Portfolio. The Board noted that, unlike many other funds in its peer group, the Fund is managed by the Adviser with an emphasis on growth-oriented stocks, while value-oriented stocks have generally outperformed growth-oriented stocks in recent years.

37

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

These differences have adversely affected the Fund's performance in recent years, relative to its peers. The Board concluded that the Fund's performance is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint with respect to assets that exceed $20 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

38

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 1997	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 1995 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1995	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

39

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust and Vice President of the Portfolio	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002(2)	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

40

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 63 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 1998 and Mr. Richardson served as Vice President of the Portfolio since 1995. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

41

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Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Growth Fund 1.2
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1088-2/07  TGSRC1.2

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Cash Management Fund, Eaton Vance Money Market Fund, Eaton Vance Tax Free Reserves, Eaton Vance AMT-Free Municipal Bond Fund, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 25 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended December 31, 2005 and December 31, 2006 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Cash Management Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$10,900	$11,900

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,550	$5,875

All Other Fees(3)	0	0

Total	$16,450	$17,775

Eaton Vance Money Market Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$10,900	$11,900

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,525	$5,875

All Other Fees(3)	0	0

Total	$16,425	$17,775

Eaton Vance Tax Free Reserves Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$24,100	$26,400

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,525	$5,850

All Other Fees(3)	0	0

Total	$29,625	$32,250

Eaton Vance AMT-Free Municipal Bond Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$46,775	$49,390

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,880	$6,100

All Other Fees(3)	0	0

Total	$52,655	$55,490

Eaton Vance Tax-Managed Managed Growth Fund 1.1

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$12,055	$12,490

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,565	$5,775

All Other Fees(3)	0	0

Total	$17,620	$18,265

Eaton Vance Tax-Managed Managed Growth Fund 1.2

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$12,055	$12,490

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,565	$5,775

All Other Fees(3)	0	0

Total	$17,620	$18,265

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31).  In addition, the Series differ as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP (“PWC) as a principal accountant and other Series have Deloitte & Touche LLP (“D&T”) as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/05		12/31/05		10/31/06		12/31/06
	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Audit Fees	$0	$37,220	$91,800	$70,885	$0	$43,070	$50,200	$68,370

Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0

Tax Fees(2)	$0	$18,585	$16,600	$17,010	$0	$19,290	$17,600	$17,650

All Other Fees(3)	$0	0	$0	0	$0	$0	$0	$0

Total	$0	$55,805	$108,400	$87,895	$0	$62,360	$67,800	$86,020

 (1)                               Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended December 31, 2005 and December 31, 2006, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series.

Fiscal Years Ended	10/31/05		12/31/05		10/31/06		12/31/06
	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Registrant(1)	$0	$18,585	$16,600	$17,010	$0	$19,290	$17,600	$17,650

Eaton Vance(2)	$33,235	$223,443	$61,422	$179,500	$68,486	$72,100	$100,698	$69,600

(1)             Includes all of the Series of the Trust.

(2)             During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President
Date:	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date:	February 16, 2007

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President
Date:	February 16, 2007